SECOND AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP OF

                       UNITED DEVELOPMENT CO., L.P. - 97.0









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                                TABLE OF CONTENTS

                                                                       Page

I.       DEFINITIONS .........................................         2

         1.1      "Accountant" ...................................     2
         1.2      "Act" ......................................         2
         1.3      "Actual Tax Credit".............................     2
         1.4      "Adjusted Capital Account Deficit" ............      2
         1.5      "Affiliate" ....................................     3
         1.6      "Agreement" or "Partnership Agreement"..........     3
         1.7      "Assignee" .....................................     3
         1.8      "Bankruptcy" or "Bankrupt"......................     3
         1.9      "Break-even Operations".........................     3
         1.10     "Capital Account" ..............................     3
         1.11     "Capital Contribution" .........................     4
         1.12     "Code" .........................................     4
         1.13     "Compliance Period".............................     4
         1.14     "Completion of Construction"....................     4
         1.15     "Consent of the Special Limited Partner"........     4
         1.16     "Construction Contract".........................     4
         1.17     "Construction Loan".............................     4
         1.18     "Contractor"....................................     4
         1.19     "Debt Service Coverage".........................     5
         1.20     "Deferred Management Fee".......................     5
         1.21     "Developer".....................................     5
         1.22     "Development Fee" ..............................     5
         1.23     "Distributions" ................................     5
         1.24     "Fair Market Value" ............................     5
         1.25     "First Year Certificate" .......................     5
         1.26     "Force Majeure".................................     5
         1.27     "General Partner" ..............................     6
         1.28     "Gross Asset Value" ............................     6
         1.29     "Hazardous Substance"...........................     7
         1.30     "Improvements"..................................     7
         1.31     "Incentive Management Fee"......................     7
         1.32     "Income and Losses".............................     7
         1.33     "Insurance" ....................................     8
         1.34     "Insurance Company" ............................     9
         1.35     "Interest" .....................................     9
         1.36     "Involuntary Withdrawal"........................     9
         1.37     "LIHTC".........................................     9
         1.38     "Limited Partner"...............................     9
         1.39     "Management Agent"..............................     9
         1.40     "Management Agreement"..........................     10
         1.41     "Management Compliance Monitoring Fee ..........     10
         1.42     "Minimum Set-Aside Test"........................     10
         1.43     "Mortgage" or "Mortgage Loan"...................     10
         1.44     "Net Operating Income...........................     10
         1.45     "Nonrecourse Deductions"........................     11
         1.46     "Nonrecourse Liability".........................     11
         1.47     "Operating Deficit" ............................     11
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         1.48     "Operating Deficit Guarantee Period"............     11
         1.49     "Operating Loans"...............................     11
         1.50     "Original Limited Partner" .....................     12
         1.51     "Partner(s)" ...................................     12
         1.52     "Partner Nonrecourse Debt" .....................     12
         1.53     "Partner Nonrecourse Debt Minimum Gain" ........     12
         1.54     "Partner Nonrecourse Deductions" ...............     12
         1.55     "Partnership" ..................................     12
         1.56     "Partnership Minimum Gain" .....................     12
         1.57     "Permanent Mortgage Commencement" ..............     12
         1.58     "Person" .......................................     12
         1.59     "Project" ......................................     12
         1.60     "Project Documents" ............................     12
         1.61     "Projected Annual Tax Credits" .................     12
         1.62     "Projected Tax Credits" ........................     13
         1.63     "Qualified Tenants" ............................     13
         1.64     "Removal".......................................     13
         1.65     "Rent Restriction Test" ........................     13
         1.66     "Reporting Fee".................................     13
         1.67     "Revised Projected Tax Credits".................     13
         1.68     "Sale or Refinancing"...........................     13
         1.69     "Sale or Refinancing Proceeds" .................     13
         1.70     "Special Limited Partner"......................      13
         1.71     "State" ........................................     13
         1.72     "State Tax Credit Agency" ......................     13
         1.73     "Substitute Limited Partner" ...................     14
         1.74     "Tax Credit" ...................................     14
         1.75     "Tax Credit Conditions".........................     14
         1.76     "Tax Credit Period..............................     14
         1.77     "TRA 1986" .....................................     14
         1.78     "Treasury Regulations" .........................     14
         1.79     "Withdrawing" or "Withdrawal"...................     14

II.      NAME ....................................................     14

III.     PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE ........         15

         3.1      Principal Executive Office .....................     15
         3.2      Agent for Service of Process ...................     15

IV.      PURPOSE .................................................     15

V.       TERM ....................................................     15

VI.      GENERAL PARTNER'S CONTRIBUTIONS AND LOANS............         15

         6.1      Capital Contribution of General Partner.........     15
         6.2      Construction and Operating Obligations;
                    General Partner Loans.........................     15
         6.3      Other General Partner Loans.....................     16

VII.     CAPITAL CONTRIBUTIONS OF LIMITED PARTNER.............         17

         7.1      Original Limited Partner........................     17
         7.2      Capital Contribution of Limited Partner.........     17
         7.3      Repurchase of Limited Partner's Interest........     20

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         7.4      Reduction of Limited Partner's
                  Capital Contribution ...........................     20
         7.5      Capital Contribution of Special Limited Partner.     22
         7.6      Return of Capital Contribution..................     23
         7.7      Liability of Limited Partner and Special
                  Limited Partner.................................     23

VIII. WORKING CAPITAL AND RESERVES .......................             23

         8.1      Operation and Maintenance Reserve and
                  Replacement Reserve Account.....................     23

IX.      MANAGEMENT AND CONTROL ..............................         23

         9.1      Power and Authority of General Partner .........     23
         9.2      Payments to the General Partners and Others ....     24
         9.3      Specific Powers of the General Partner .........     26
         9.4      Authority Requirements..........................     26
         9.5      Limitations on General Partner's
                  Power and Authority ............................     27
         9.6      Restrictions on Authority of General Partner....     28
         9.7      Duties of General Partner ......................     28
         9.8      Partnership Expenses ...........................     30
         9.9      General Partner Expenses .......................     31
         9.10     Other Business of Partners .....................     31
         9.11     Covenants, Representations and Warranties.......     32
         9.12     Option to Acquire ..............................     35
         9.13     Right of First Refusal .........................     36

X.       ALLOCATIONS OF INCOME, LOSSES AND CREDITS ...........         37

         10.1     General ........................................     37
         10.2     Allocations From Sale or Refinancing............     37
         10.3     Special Allocations.............................     38
         10.4     Curative Allocations............................     41
         10.5     Other Allocation Rules..........................     42
         10.6     Tax Allocations:  Code Section 704(c)...........     43
         10.7     Allocation Among Limited Partners...............     43
         10.8     Allocation Among General Partners ..............     43
         10.9     Modification of Allocations ....................     44

XI.      DISTRIBUTION ............................................     44

         11.1     Distribution of Net Operating Income ...........     44
         11.2     Distribution of Sale or Refinancing Proceeds....     44

XII.     TRANSFERS OF LIMITED PARTNER'S INTEREST
         IN THE PARTNERSHIP...................................         45

         12.1     Assignment of Limited Partner's Interest .......     45
         12.2     Effective Date of Transfer .....................     46
         12.3     Invalid Assignment .............................     46
         12.4     Assignee's Rights to Allocations
                  and Distributions ..............................     46
         12.5     Substitution of Assignee as Limited Partner
                  or Special Limited Partner......................     46


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         12.6     Death, Bankruptcy, Incompetency, etc.
                  of a Limited Partner ............................    47

XIII. WITHDRAWAL, REMOVAL AND REPLACEMENT OF GENERAL
      PARTNER ....................................................     47

         13.1     Withdrawal of General Partner ..................     47
         13.2     Removal of General Partner .....................     48
         13.3     Effects of a Withdrawal.........................     49
         13.4     Successor General Partner.......................     51
         13.5     Admission of Additional or Successor
                  General Partner ................................     51
         13.6     Transfer of Interest ...........................     52
         13.7     No Goodwill Value...............................     52

XIV.     BOOKS AND ACCOUNTS, REPORTS, TAX RETURNS,
         FISCAL YEAR AND BANKING .............................         52

         14.1     Books and Accounts .............................     52
         14.2     Accounting Reports .............................     53
         14.3     Other Reports ..................................     54
         14.4     Late Reports ...................................     56
         14.5     Annual Site Visits..............................     56
         14.6     Tax Returns.....................................     56
         14.7     Fiscal Year ....................................     56
         14.8     Banking .......................................      56
         14.9     Certificates and Elections .....................     57

XV.      DISSOLUTION, WINDING UP, TERMINATION AND
         LIQUIDATION OF THE PARTNERSHIP ......................         57

         15.1     Dissolution of Partnership .....................     57
         15.2     Return of Capital Contribution upon
                  Dissolution ....................................     57
         15.3     Distributions of Assets ........................     57
         15.4     Deferral of Liquidation.........................     59
         15.5     Liquidation Statement ..........................     59
         15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited
                  Partnership ....................................     59

XVI.     AMENDMENTS ..........................................         60

XVII.    MISCELLANEOUS ......................................          60

         17.1     Voting Rights ..................................     60
         17.2     Meeting of Partnership .........................     61
         17.3     Notices ........................................     61
         17.4     Successors and Assigns .........................     61
         17.5     Recording of Certificate of Limited
                  Partnership. ..................................      62
         17.6     Amendment of Certificate of Limited
                  Partnership ...................................      62
         17.7     Counterparts ...................................     62
         17.8     Captions .......................................     62
         17.9     Saving Clause...................................     63
         17.10 Tax Matters Partners...............................     63


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         17.11 Expiration of Compliance Period................         63
         17.12 Number and Gender .............................         63
         17.13 Entire Agreement ..............................         63
         17.14 Governing Law .................................         63
         17.15 Attorney's Fees ...............................         64
         17.16 Receipt of Correspondence .....................         64
         17.17 Security Interest and Right of Set-Off ........         64


EXHIBIT A - Legal Description...................... A-1
EXHIBIT B - Form of Legal Opinion.................. B-1  -  B-4
EXHIBIT C - Certification and Agreement............ C-1  -  C-4
EXHIBIT D - General Partner Certification.......... D-1  -  D-5
EXHIBIT E - Accountant's Certificate............... E-1
EXHIBIT F - Contractor's Letter.....................F-1
EXHIBIT G - Report of Operations................... G-1  -  G-10





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                      SECOND AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                       UNITED DEVELOPMENT CO., L.P. - 97.0

         This Second Amended and Restated Agreement of Limited Partnership is being entered into effective as of the date written below by and between Harold
E. Buehler, Sr. and Jo Ellen Buehler, and as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, Series 6, a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., as the special limited partner (the "Special Limited Partner") and United Development Corporation as the withdrawing limited partner (the "Original Limited Partner").

                                    RECITALS

         WHEREAS, on August 25, 1997, a Certificate of Limited Partnership (as amended, the "Certificate") was recorded with the Secretary of State naming United Development Corporation as the general partner and on November 25, 1997 an Amendment to the Certificate of Limited Partnership was recorded with the Secretary of State naming Harold E. Buehler, Sr. and JoEllen Buehler as the general partners (the "General Partner").

         WHEREAS, UNITED DEVELOPMENT CO., L.P. - 97.0 (the "Partnership") was formed as a Tennessee limited partnership pursuant to an Agreement of Limited Partnership dated November 25, 1997 (the "Original Agreement") by and between Harold E. Buehler, Sr., and Jo Ellen Buehler, as the original general partners (collectively the "Original General Partner") and United Development Corporation, as the limited partner (the "Original Limited Partner").

         WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of the Special Limited Partner as partners of the Partnership, (iii) the liquidation of the Original Limited Partner's Interest in the Partnership,
(iv) the payment of Capital Contributions by the Limited Partner and the Special Limited Partner to the Partnership, (v) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners (vi) the respective rights, obligations and interests of the Partners to each other and to the Partnership, and (vii) certain other matters.

         WHEREAS, the Partners desire hereby to amend and restate the Original Partnership Agreement and Amended and Restated Agreement of
Limited Partnership.

         NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the


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Original Partnership  Agreement and the Amended and Restated Limited Partnership
Agreement in its entirety to provide as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 "Accountant" shall mean Novogradac & Company, LLP or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountants for cause if such Accountant fails to provide, or inaccurately provides, the information required in Section 14.2 and 14.3 of this Agreement.

         Section 1.2 "Act" shall mean the laws of the State governing limited partnerships, as now in effect and as the same may be amended from time to time.

         Section 1.3 "Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner, representing 99.98% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

         Section 1.4 "Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

         (a) Credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

         (b) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704- 1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704- 1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

         Section 1.5 "Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner,


A:\UNI60_1.DOC


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any other Person for which such Person acts in any such capacity.

     Section 1.6 "Agreement" or "Partnership Agreement" shall mean this Second Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

     Section 1.7 "Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's beneficial interest in the Partnership and has not become a Substitute Limited Partner.

         Section 1.8 "Bankruptcy" or "Bankrupt" shall mean the making of an assignment for the benefit of creditors, becoming a party to any liquidation or dissolution action or proceeding, the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors, or the appointment of a receiver, liquidator, custodian or trustee and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if the Bankruptcy of such Partner shall have occurred and be continuing.

     Section 1.9 "Break-even Operations" shall mean at such time as the Partnership has Net Operating Income as determined by the Accountant and approved by the Special Limited Partner, which approval shall not be unreasonably withheld.

         Section 1.10 "Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losse (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
10.4 hereof.

         In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

         The foregoing definition and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), as amended or any successor thereto, and


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shall be  interpreted  and  applied in a manner  consistent  with such  Treasury
Regulation.

     Section 1.11 "Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, 7.4 or 7.6 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

     Section 1.12 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     Section 1.13 "Compliance Period" shall mean the period set forth in Section 42 (i)(1) of the Code, as amended, or any successor statute.

         Section 1.14 "Completion of Construction" shall mean the completion of construction of the Project substantially in accordance with the Project
Documents in order to obtain the required certificates of occupancy (or the local equivalent) for all 60 housing units as evidenced by the issuance of the certificate of occupancy by the governmental agency having jurisdiction over the Project. Completion of Construction further means that the construction shall be completed in good quality, free and clear of all mechanic, material or similar liens; all other expenses and costs must be paid with respect to the Project through completion, including but not limited to costs of financing.

     Section 1.15 "Consent of the Special Limited Partner" shall mean the prior written consent or approval of the Special Limited Partner, which consent of approval shall not be unreasonably withheld.

     Section 1.16 "Construction Contract" shall mean the construction contract in the amount of $3,211,640, entered into between the Partnership and the Contractor pursuant to which the Project is being constructed.

     Section 1.17 "Construction Loan" shall mean the loan obtained from SouthTrust Bank, National Association in the principal amount of $1,311,517 at an interest rate equal to the SouthTrust Base Rate plus 2.00% per annum until construction completion to provide funds for the acquisition, renovation and/or construction and development of the Project. Where the context admits, the term "Construction Loan" shall include any deed, deed of trust, note, security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Construction Loan.

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

     Section 1.18 "Contractor" shall mean Harold E. Buehler Sr., which is the general construction contractor for the Project.

     Section 1.19 "Debt Service Coverage" shall mean the ratio between the Net Operating Income (excluding Mortgage payments) and the debt service required to be paid on the Mortgage(s); as example, a 1.15 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.15 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit "H" and incorporated herein by this reference.

     Section 1.20 "Deferred  Management Fee" shall have the meaning set forth in
Section 9.2(c) hereof.

     Section  1.21  "Developer"  shall  mean  United  Development   Corporation.

     Section 1.22 "Development Fee" shall mean the fee payable to the Developer pursuant to Section 9.2(a) of this Agreement for services incident to the development and construction of the Project in accordance with the Development Fee Agreement between the Partnership and the Developer dated the even date herewith and incorporated herein by this reference.

         Section 1.23 "Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under
Section 752 of the Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

     Section 1.24 "Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

     Section 1.25 "First Year Certificate" shall mean the certificate to be filed by the General Partner with the Secretary of the Treasury as required by Code Section 42(1)(1), as amended, or any successor thereto.

     Section 1.26 "Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay, restraint


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or  inaction  and any  other  cause or  event,  whether  of the kind  enumerated specifically herein, or otherwise, which is not reasonably within the control of a Partner to this Agreement claiming such suspension.

     Section 1.27 "General Partner(s)" shall mean Harold E. Buehler, Sr. and Jo Ellen Buehler, and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement.

     Section 1.28 "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

         (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

         (b) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

         (c) The Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

         (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this Section 1.28(d) to the extent the General Partner determines that an adjustment pursuant to Section 1.28(b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1.28(d).

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to Section 1.28(a), Section 1.28(b), or Section 1.28(d) hereof, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

         Section 1.29 "Hazardous Substance" shall mean and include any substance, material or waste, including asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

     Section 1.30 "Improvements" shall mean the sixty (60) single family housing units intended for elderly and/or designed for handicap individuals built in accordance with the Project Documents.

     Section 1.31 "Incentive Management Fee" shall have the meaning set forth in
Section 9.2(f) hereof.

     Section 1.32 "Income and Losses" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

     (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses pursuant to this Section 1.32 shall be added to such taxable income or loss;

     (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses pursuant to this Section 1.33 shall be subtracted from such taxable income or loss;

     (c) in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.28(a) or (b) hereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

     (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

     (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

     (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 10.3 or 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

         Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

         Section 1.33  "Insurance" shall mean:

     (a)  during  construction,  the  Insurance  shall  include  builder's  risk
insurance,   liability  insurance  in  the  minimum  amount  of  $1,000,000  per occurrence with an aggregate of $2,000,000, and worker's compensation;

     (b) during operations the Insurance shall include business interruption coverage covering actual sustained loss for 12 months, worker's compensation, hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Project in an amount equal to the full replacement value of the damaged property without deducting for depreciation) and general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

     (c) all liability coverage shall include an umbrella liability coverage in a minimum amount of $1,000,000 per occurrence and an aggregate of $1,000,000;

     (d) all Insurance polices shall name the Partnership as the named insured and the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

     (e) all Insurance policies shall include a provision to notify the insured prior to cancellation;

     (f) hazard coverage must include inflation and building or ordinance endorsements;

     (g) the minimum builder's risk coverage shall be in an amount equal to the construction contract amount; and

     (h) the Contractor must also provide evidence of liability coverage equal to $1,000,000 per occurrence with an aggregate of $2,000,000 and shall name the Partnership as an additional insured and WNC & Associates, Inc., as certificate holder.

     Section 1.34 "Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by A.M. Best or Standard & Poor's.

     Section 1.35 "Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

     Section 1.36 "Involuntary Withdrawal" means any involuntary withdrawal caused by the death, adjudication of insanity.

     Section  1.37  "LIHTC"  shall  mean  the  low-income   housing  tax  credit
established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

     Section 1.38 "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, Series 6, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     Section 1.39 "Management Agent" shall mean the property management company which oversees the property management functions for the Project and which is on-site at the Project. The initial Management Agent shall be Buehler Enterprises, Inc.

     Section 1.40 "Management Agreement" shall mean the agreement between the Partnership and the Management Agent for property management services. The management fee shall equal 8% of gross revenues. Neither the Management Agreement nor ancillary agreement shall provide for an initial rent-up fee nor a set-up fee, nor any other similar pre-management fee payable to the Management Agent.

     Section 1.41 "Management Compliance Monitoring Fee" shall have the meaning set forth in Section 9.2(d) hereof.

         Section 1.42 "Minimum Set-Aside Test" shall mean the 40-60 set-aside test pursuant to Section 42(g), as amended and any successor thereto, of the Code with respect to the percentage of apartment units in the Project to be occupied by tenants whose incomes are equal to or less than the required percentage of the area median gross income. Notwithstanding, the foregoing, the General Partner has elected to have 20% of the apartment units in the Project rented to tenants with incomes of 50% or less of the area median income, as adjusted for family size.

         Section 1.43 "Mortgage" or "Mortgage Loan" shall mean the permanent nonrecourse financing wherein the Partnership promises to pay South Trust Bank, National Association, or its successor or assignee, the principal sum of $1,311,517, divided equally among sixty (60) notes but secured by one deed of trust plus interest on the principal at 3.5% in excess of the average of the U.S. Treasury Instruments of fifteen (15) year maturity immediately preceding the commencement of the Mortgage Loan. The term of the mortgage shall not be less than 15 years. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. In the event the terms of the Mortgage are not as specified herein and the Special Limited Partner determines in its discretion that the Debt Service Coverage falls below 1.15 for three consecutive months, then at the request of the Special Limited Partner the General Partner shall reduce and/or refinance the principal of the Mortgage to an amount the Special Limited Partner determines is adequate to produce a 1.15 Debt Service Coverage. The Mortgage funds shall be used to retire the Construction Loan and if there are any funds remaining the Mortgage funds shall be used to retire any outstanding hard construction costs including labor and materials.

         Section 1.44 "Net Operating Income" shall mean the excess of revenues over expenses determined as follows: (a) the excess of actual cash received on a cash basis by the Partnership from operating revenues of the Partnership, including, without limitation, rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof) and laundry income, but excluding prepayments, security deposits and interest thereon; (b) over all cash operating obligations of the Partnership (other than those covered by Insurance) in accordance with the applicable budget adopted by the Partnership in accordance with Section 14.3(k) of this Agreement (the "Budget"), including, without limitation, the payment of the Mortgage, the Management Agent fees (which shall be deemed to include that portion of such fees which is deferred and not currently paid) and the funding of reserves in accordance with Article VIII of this Agreement, and a reserve for all taxes or payments in lieu of taxes and any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis are allocable to the period in question, such as insurance premiums, audit, tax or accounting expenses (excluding deductions for cost recovery of buildings, improvements and personal property and amortization of any financing fees). Without limiting the generality of the foregoing, the Partnership's gross revenues for purposes of this Section shall not include Capital Contributions, borrowings, any lump-sum payment or any other extraordinary receipt of funds thereby, or interest or any other income earned on investment of its funds, and unless otherwise provided in a Budget, the cash operating obligations of the Partnership shall be deemed to include real estate taxes for the period at the fully assessed rate.

     Section 1.45 "Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

     Section 1.46 "Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

     Section  1.47  "Operating   Deficit"  shall  mean  at  any  time  when  the
Partnership does not have Net Operating Income as determined by the Accountant and approved by the Special Limited Partner.

     Section 1.48 "Operating Deficit Guarantee Period" shall mean the period commencing with the date of this Agreement and ending in three years following the three consecutive months of Break-even Operation.

     Section 1.49 "Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans do not bear interest and are repayable only as provided in Article XI of this Agreement.

     Section 1.50 "Original Limited Partner" shall mean United Development Corporation.

     Section 1.51 "Partner(s)" shall collectively mean the General Partner, the Limited Partner and the Special Limited Partner or individually may mean any Partner as the context dictates.

     Section 1.52 "Partner Nonrecourse Debt" shall have the meaning set forth in
Section 1.704-2(b)(4) of the Treasury Regulations.

     Section 1.53 "Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

     Section 1.54 "Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

     Section 1.55 "Partnership" shall mean the limited partnership continued under this Agreement.

     Section 1.56 "Partnership Minimum Gain" shall mean the amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

     Section 1.57 "Permanent Mortgage Commencement" shall mean the first date on which all of the following have occurred on all sixty (60) homes: (a) the Construction Loan shall have been repaid in full; (b) the Mortgage shall have closed and funded; and (c) amortization of the Mortgage shall have commenced.

     Section   1.58   "Person"   shall    collectively   mean   an   individual,
proprietorship, trust, estate, partnership, joint venture, association, company, corporation or other entity.

     Section 1.59 "Project" shall collectively mean the sixty (60) lots of land in Memphis, Shelby County, Tennessee, as more fully described in Exhibit "A" attached hereto and incorporated herein by this reference, and the Improvements.

     Section 1.60 "Project Documents" shall mean all documents relating to the Construction Loan and the Mortgage Loan. It shall also include all documents required by any governmental agency having jurisdiction over the Project in connection with the development, construction and financing of the Project, including, but not limited to, the approved plans and specifications for the development and construction of the Project.

     Section 1.61 "Projected Annual Tax Credits" shall mean LIHTC in the amount of $153,976 for 1999, $410,602 per year for each of the years 2000 through 2008, and $256,626 for 2009, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 99.98% of the aggregate amount of LIHTC of $4,106,019 to be available to the Partnership.

     Section 1.62 "Projected Tax Credits" shall mean LIHTC in the aggregate amount of $4,106,840.

     Section 1.63 "Qualified Tenants" shall mean any tenants who have incomes of 60% or less of the area median gross income, as adjusted for family size, so as to make the Project eligible for LIHTC.

     Section 1.64 "Removal" shall mean the removal of a general partner from the Partnership in accordance with Section 13.2

     Section  1.65  "Rent  Restriction  Test"  shall mean the test  pursuant  to
Section 42 of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Project must not exceed 30% of the applicable income standards.

     Section 1.66 "Reporting Fee" shall have the meaning set forth in Section 9.2(d) hereof.

     Section 1.67 "Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

         Section 1.68 "Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Project or any part thereof, a claim against a title insurance company, the refinancing or any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

         Section 1.69 "Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Project.

     Section 1.70 "Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

     Section 1.71 "State" shall mean the State of Tennessee.

     Section 1.72 "State Tax Credit Agency" shall mean the state agency of Tennessee which has the responsibility and authorization to administer the LIHTC program in Tennessee.

     Section 1.73 "Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

     Section 1.74 "Tax Credit" shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

     Section 1.75 "Tax Credit Conditions" shall mean, for the duration of the Compliance Period, any and all restrictions including, but not limited to, applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

     Section 1.76 "Tax Credit Period" shall mean the ten year time period referenced in Code Section 42(f)(1) over which the Projected Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

     Section 1.77 "TRA 1986" shall mean the Tax Reform Act of 1986.

     Section 1.78 "Treasury Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         Section 1.79 "Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the withdrawal, removal or retirement from the Partnership of such Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its General Partner Interest and those situations when a General Partner may no longer continue as a General Partner by reason of an law or pursuant to any terms of this Agreement.

                                   ARTICLE II

                                      NAME


         The name of the Partnership shall be "United Development Co. L.P. - 97.0".

                                  ARTICLE III

                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

     Section 3.1 Principal Executive Office. The principal executive office of the Partnership is located at 2531 Broad Avenue, Memphis, Tennessee 38112, or at such other place or places within the State as the General Partner may hereafter designate.

     Section 3.2 Agent for Service of Process. The name of the agent for service of process on the Partnership is Dwayne W. Barrett 424 Church Street Suite 1800, Nashville, Tennessee 37219.

                                   ARTICLE IV

                                    PURPOSE

         The purpose of the Partnership is to acquire, construct, own and operate the Project in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell the Project. The Partnership shall not engage in any business or activity which is not incident to the attainment of such purpose.

                                   ARTICLE V

                                      TERM


         The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of the State, and shall continue until December 31, 2055 unless terminated earlier in accordance with the provisions of this Agreement or as otherwise provided by law.

                                  ARTICLE VI

                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

     Section 6.1 Capital Contribution of General Partner. The General Partner shall make a Capital Contribution in an amount required by the Mortgage lender, if any.

     Section 6.2 Construction and Operating Obligations;  General Partner Loans.

         (a) The General Partner shall cause Completion of Construction in accordance with the Project Documents, and shall equip the Project or cause the same to be equipped with all necessary and appropriate fixtures, equipment and articles of personal property, including but not limited to, refrigerators and ranges. If costs and expenses necessary to effect Completion of Construction exceed the sum of the Capital Contributions, the proceeds of the Mortgage and the Development Fee then the general Partner shall be responsible for and shall be obligated to pay such deficiencies. Any such advances by the General Partner shall not change the Interest of any Partner in the Partnership and shall be considered a cost overrun and not be repayable. In addition, if (1) the Improvements are not completed on or before November 1, 1999 ("Completion Date") (which date may be extended in the events of Force Majeure, but in no event longer than three months from the Completion Date); (2) prior to completing the Improvements, there is an uncured default under or termination of the Construction Loan, Mortgage Loan commitment, or other material documents; or (3) a foreclosure action is commenced against the Partnership, then at the Special Limited Partner's election, either the General Partner will be removed from the Partnership and the Special Limited Partner will be admitted as successor General Partner, all in accordance with Article XIII hereof, or the General Partner will repurchase the Interests of the Limited Partner and the Special Limited Partner for an amount equal to the amounts theretofore paid by the Limited Partner and the Special Limited Partner, and the Limited Partner and the Special Limited Partner shall have no further Interest in the Partnership. If the Limited Partner elects to have the General Partner repurchase the Interest of the Limited Partner then the repurchase shall occur within 60 days after the General Partner receives written demand from the Limited Partner.

         (b) From Completion of Construction until for three years following the three consecutive months of Break-even Operations, the General Partner will personally provide Operating Loans to pay any Operating Deficits and up to the aggregate maximum amount of one year's operating expenses (including debt and reserves) approved by the General Partner and the Special Limited Partner. Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

         Section 6.3 Other General Partner Loans. After expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner, the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the rate of 2% per annum above the then prevailing prime or reference rate charged by Bank of America N.T. & S.A., Main Office, San Francisco California, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an invalid action taken by the General Partner and such advance will be classified as a General Partner Capital Contribution.

                                  ARTICLE VII

                    CAPITAL CONTRIBUTIONS OF LIMITED PARTNER
                          AND SPECIAL LIMITED PARTNER


     Section 7.1 Original Limited Partner. The Original Limited Partner made a Capital Contribution of $100. Effective as of the date of this Agreement, the Original Limited Partner's Interest has been liquidated and the Partnership has reacquired the Original Limited Partner's Interest in the Partnership. The Original Limited Partner acknowledges that it has no further interest in the Partnership as a limited partner as of the date of this Agreement, and has released all claims, if any, against the Partnership arising out of its participation as a limited partner.

     Section 7.2 Capital Contribution of Limited Partner. The Limited Partner shall make a Capital Contribution in the amount of $2,812,622, as may be adjusted in accordance with Section 7.4 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

         (a) The obligation of the Limited Partner to pay the aforesaid Capital Contribution shall be subject to the satisfaction of the following conditions.

     (1) Prior to the initial Capital Contribution payment the General Partner shall deliver to the Limited Partner:

     (A) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit "B" and incorporated herein by this reference;

     (B) a fully executed Certification and Agreement in the form attached hereto as Exhibit "C" and incorporated herein by this reference;

     (C) a copy of an ALTA owners title insurance policy naming the Limited Partner as a co-insured ("Title Insurance"). The Title Insurance shall be in an amount equal to the appraised value of each unit;

     (D) verification that the Partnership has obtained Insurance required during construction; and

     (E) delivery to the Limited Partner a copy of the recorded grant deed (warranty deed).

     (2) Prior to the due date of each Capital Contribution installment, except the first payment, the General Partner shall deliver to the Limited Partner a fully executed General Partner Certification in the form attached hereto as Exhibit "D" and incorporated herein by this reference.

     (3) Prior to the Capital Contribution payment referenced in Section 7.2(b)(2) the General Partner shall deliver to the Limited Partner:

     (A) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the housing units in the Project;

     (B) verification that the Partnership has obtained Insurance required during operations; and

     (C) receipt by the Limited Partner of a letter from the contractor stating that all amounts payable to the contractor have been paid in full and that the Project is not in violation of the construction contract.

     (4) Prior to the Capital Contribution payment referenced in Section 7.2(b)(3) the General Partner shall deliver to the Limited Partner:

     (A) the current rent roll;

     (B) copies of all initial tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific) collected by the Management Agent, or General Partner, verifying each tenant's eligibility as a Qualified Tenant;

     (C) copies of the executed lease agreement with the tenants; and

     (D) copies of all Mortgage documents and Title Insurance in an amount equal to the appraised value of each unit.

     (5) Prior to the Capital Contribution payment referenced in Section 7.2(b)(4) the General Partner shall deliver to the Limited Partner:

     (A) an audited construction cost certification (which includes an itemized cost breakdown); and

     (B) the Accountant's final tax credit certification in a form substantially similar to the form attached hereto as Exhibit "F" and incorporated herein by this reference.

     (6) Prior to the Capital Contribution payment referenced in Section 7.2(b)(5) the General Partner shall deliver to the Limited Partner:

     (A) Internal Revenue Code Form 8609, or any successor form;

     (B) a copy of the declaration of restrictive covenants/extended use agreement entered into between the Partnership and the State Tax Credit Agency; and

     (C) any documents previous not provided to the Limited Partner but required pursuant to this Section 7.2(a) and Sections 14.3(a), (b) and (c).

     (b) Provided the conditions of Section 7.2(a) of this Partnership Agreement
have  been  met,  the  Limited   Partner  shall  make  the   following   Capital
Contributions:

     (1) $2,109,466 shall be payable upon:

     (a) admittance of the Limited Partner into the Partnership;

     (b) receipt by the Limited Partner of the title insurance naming the Limited Partner as co-insured; provided

     (c) the conditions set forth in Section 7.2(a) of this Agreement have been met.

     (2) $421,894 shall be payable upon:

     (a) receipt by the Limited Partner of Insurance verification for the Partnership; provided

     (b) the conditions set forth in Section 7.2(a) have been met.

     (3) $140,631 shall be payable upon:

     (a) achievement by the Project of a Debt Service Coverage of 1.15 for 90 consecutive days; provided

     (b) the conditions set forth in Section 7.2(a) of this Agreement have been met.

     (4) $105,474 shall be payable upon:

     (a) meeting all the conditions set forth in Section 7.2(b)(1) through (3) of this Agreement; provided

     (b) the conditions set forth in Section 7.2(a) of this Agreement have been met.

     (5) $35,157 shall be payable upon:

     (a) meeting all the conditions set forth in Section 7.2(b)(1) through (4) of this Agreement;

     (b) receipt by the Limited Partner of the first year tax return in which Tax Credits are taken; provided

     (c) the conditions set forth in Section 7.2(a) of this Agreement have been met.

     Section 7.3 Repurchase of Limited Partner's Interest. Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner has theretofore made in the event that, for any reason, the Partnership shall fail to:

         (a) receive an allocation of LIHTC no later than the close of the calendar year during which the Project is placed in service;

         (b)  cause the Project to be placed in service by September 1, 1999;

         (c) achieve 90% occupancy of the Project by Qualified Tenants by November 1, 1999;

     (d) obtain Permanent Mortgage Commencement by December 31, 1999;

     (e) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code; and

     (f) obtain a carryover allocation, within the meaning of Section 42 of the Code, from the State Tax Credit Agency on or before December 31, 1997.

     Section  7.4   Reduction  of  Limited   Partner's   Capital   Contribution.

         (a) If the anticipated amount of Projected Tax Credits to be allocated to the Limited Partner and Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, and the audited construction cost certification provided to the Limited Partner and Special Limited Partner are less than $4,106,429 the "Revised Projected Tax Credits") then the Limited Partner's and Special Limited Partner's Capital Contribution provided for in Section 7.2 and
Section 7.5 respectively shall be reduced b the amount which will make the total Capital Contribution to be paid by the Limited Partner and Special Limited Partner to the Partnership equal to 68.5% of the Revised Projected Tax Credits so anticipated to be allocated to the Limited Partner and Special Limited Partner. If the Capital Contribution reduction referenced in this Section 7.4(a) is greater than the remaining Capital Contribution to be paid by the Limited Partner and the Special Limited Partner then the General Partner shall have ninety day from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner to pay the shortfall.

         (b) The General Partner is required to use its best efforts to rent 100% of the Project's apartment units to Qualified Tenants throughout the Compliance Period. If at the end of each calendar year during the first five calendar years following the year in which the Project is placed in service, the Actual Tax Credit for any fiscal year or portion thereof is or will be less than the Projected Annual Tax Credit, or the Revised Projected Tax Credit calculated on an annual basis ("Revised Projected Annual Tax Credit"), if applicable (the "Annual Credit Shortfall"), then, unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a), the next Capital Contribution owed by the Limited Partner or the Special Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit

Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner or the Special Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's and Special Limited Partner's remaining Capital Contributions then the General Partner shall pay to the Limited Partner and Special Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have ninety days to pay the Annual Credit Shortfall from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner

         (c) In the event that, for any reason, at any time after the first five calendar years following the year in which the Project is placed in service, there is an Annual Credit Shortfall, then, unless the Annual Credit Shortfall shall have previously been addressed under Section 7.4(a) or Section 7.4(b), there shall be a reduction in the General Partner's share of Net Operating Income in an amount equal to the Annual Credit Shortfall and said amount instead shall be paid to the Limited Partner In the event there are not sufficient funds to pay the full Annual Credit Shortfall to the Limited Partner at the time of the next Distribution of Net Operating Income, then the unpaid Annual Credit Shortfall shall be repaid in the next year in which sufficient monies are available from the General Partner's Net Operating Income. In the event a Sale or Refinancing of the Project occurs prior to repayment in full of the Annual Credit Shortfall then the excess will be paid in accordance with Section
11.2(b).

         (d) The General Partner has represented, in part, that the Limited Partner will receive Projected Annual Tax Credits of $153,976 in 1999 and $410,602 in 2000. In the event the 1999 and 2000 Projected Annual Tax Credits are less than projected then the Limited Partner's Capital Contribution shall be reduced by an amount equal to 68.5% times the difference between the Projected Annual Tax Credits for 1999 and 2000 and the Actual Tax Credits for 1999 and 2000. If the 1999 and 2000 Tax Credits are less than projected then the Special Limited Partner's Capital Contribution shall be reduced following the same equation referenced in the preceding sentence. If, at the time of determination thereof, the Capital Contribution adjustment referenced in this Section 7.4(d) is greater than the balance of the Limited Partner's or Special Limited Partner's Capital Contribution payment which is then due, if any, then the Capital Contribution reduction amount shall be paid by the General Partner to the Limited Partner and/or the Special Limited Partner within ninety days of the General Partner receiving notice of the reduction from the Limited Partners and/or the Special Limited Partner.

         (e) The Partners recognize and acknowledge that the Limited Partner and the Special Limited Partner are making their Capital Contribution, in part, on the expectation that the Projected Tax Credits are allocated to the Partners over the Tax Credit Period. If the Projected Tax Credits are not allocated to the Partners during the Tax Credit Period then the Limited Partner's and Special Limited Partner's Capital Contribution shall be reduced by an amount agreed upon by the Partners, in good faith, to provide the Limited Partner and the Special Limited Partner with their anticipated internal rate of return.

         (f) In the event there is a reduction in the qualified basis of the Project for income tax purposes following an audit by the Internal Revenue Service (IRS) resulting in a recapture of Tax Credits previously claimed, then, in addition to any other payments to which the Limited Partner and Special Limited Partner are entitled under the terms of this Section 7.4, the General Partner shall pay to the Limited Partner and the Special Limited Partner the sum of (1) the deficiency assessed against the Limited Partner or Special Limited Partner as a result of the Tax Credit recapture, (2) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such deficiency, and (3) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in (1) and (2).

     Section 7.5 Capital Contribution of Special Limited Partner. The Special Limited Partner shall make a Capital Contribution of $281 at the time of the Limited Partner's Capital Contribution payment referenced in Section 7.2(b)(1) upon the same conditions. The Special Limited Partner shall be in a different class from the Limited Partner and, except as otherwise expressly stated in this Agreement, shall not participate in any rights allocable to or exercisable by the Limited Partner under this Agreement.

         Section 7.6 Return of Capital Contribution. From time to time the Partnership may have cash in excess of the amount required for the conduct of the affairs of the Partnership, and the General Partner may, with the Consent of the Special Limited Partner, determine that such cash should, in whole or in part, be returned to the Partners, pro rata, in reduction of their Capital Contribution. No such return shall be made unless all liabilities of the Partnership (except those to Partners on account of amounts credited to them pursuant to this Agreement) have been paid or there remain assets of the Partnership sufficient, in the sole discretion of the General Partner, to pay such liabilities.

     Section 7.7 Liability of Limited Partner and Special Limited Partner. The Limited Partner and Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner and Special Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

                                  ARTICLE VIII

                          WORKING CAPITAL AND RESERVES

     Section 8.1 Operating and Maintenance Account. The General Partner, on behalf of the Partnership, shall establish an operating and maintenance account and shall deposit thereunto an annual amount equal to $200 per residential unit per year for the purpose of repairs, maintenance and capital repairs. Said deposit shall be made monthly in equal installments. Withdrawals in the aggregate of $2,500 in a calendar year, from such account shall be made only with the Consent of the Special Limited Partner. Any balance remaining in the account at the time of a sale or refinancing of the Project, provided such reserves have not been transferred pursuant to such sale or refinancing, shall be allocated and distributed to the General.

                                   ARTICLE IX

                             MANAGEMENT AND CONTROL


         Section 9.1 Power and Authority of General Partner. Subject to the Consent of the Special Limited Partner or the consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without limited partners. If there is more than one General Partner, all acts, decisions or consents of the General Partners shall require the concurrence of all of the General Partners. No actions taken without the authorization of all the General Partners shall be deemed valid actions taken by the General Partners pursuant to this Agreement. No Limited Partner or Special Limited Partner (except one who may also be a Genera Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

         Section 9.2 Payments to the General Partners and Others.

         (a) The Partnership shall pay to the Developer a Development Fee in an amount equal to 6.99% of the total eligible basis (acquisition plus rehabilitation, new construction) before the addition of the fees and the high cost adjustment, which is approximately $200,000. The Development Fee shall first be paid from available proceeds from the Capital Contribution described in paragraph 7.2 (b)(c)of this Agreement and if not paid in full then the Development Fee will be paid to the extent permitted in Section 11.1 of this Agreement.

         (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2(b) and Section 7.5 of this Agreement for development costs including, but not limited to, land costs, architectural fees, survey and engineering costs, financing costs, loan fees and building materials. If any Capital Contribution proceeds are remaining after Completion of Construction and all construction costs, excluding the Development Fee, are paid in full and the Construction Loan retired, then the remainder shall: first be paid to the Developer in payment of the Development Fee; second be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

         (c) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Project in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed one year, and the execution or renewal of any Management Agreement shall be automatic provided there is no default here under or under the Management Agreement, otherwise it shall be subject to the prior Consent of the Special Limited Partner. If the Management Agent is an Affiliate of the General Partner then commencing with the termination of the Operating Deficit Guarantee Period, in any year in which the Project has an Operating Deficit, 40% of the management fee will be deferred ("Deferred Management Fee"). Deferred Management Fees, if any, shall be paid to the Management Agent in accordance with Section 11.1 of this Agreement.

     (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Project under the terms of the Management Agreement; or, the General Partner shall dismiss the Management Agent at the request of the Special Limited Partner for cause if the Management Agent fails to provide, or inaccurately provides, the information requested in Sections 14.2 and 14.3 of the Agreement.

     (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner which may only be sought after the

General Partner has provided the Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent.

         (d) The Partnership shall pay to the Limited Partner a fee (the "Reporting Fee") commencing in 2000 equal to 15% of the Net Operating Income but in no event less than $5,000 for the Limited Partner's services in monitoring the operations of the Partnership and for services in connection with the Partnership's accounting matters and assisting with the preparation of tax returns and the reports required in Sections 14.2 and 14.3 of this Agreement. The Reporting Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement; provided, however, that if in any year Net Operating Income is insufficient to pay the full $5,000 the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income, as provided in
Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Sectio 11.2.

     (e) The Partnership shall pay to the Management Agent a Management Compliance Monitoring Fee (the "Management Compliance Monitoring Fee") in the amount of $25,000 for services in connection with the Tax Credit supervisory and management personnel.

         (f) The Partnership shall pay to the General Partner an Incentive Management Fee equal to 70% of the available Net Operating Income in accordance with Section 11.1 of this Agreement for each fiscal year of the Partnership commencing in 1999 for services incident to the administration of the business and affairs of the Partnership, which services shall include, but not limited to, maintaining the books and records of the Partnership, selecting and
supervising  the  Partnership's  Accountants,   bookkeepers  and  other  Persons
required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Project and the Partnership, all as required by Article XIV of this Agreement. The Incentive Management Fee shall be payable within seventy-five (75) days following each calendar year and shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

     Section 9.3 Specific Powers of the General Partner. Subject to the other provisions of this Agreement, the General Partner, in the Partnership's name and on its behalf, may:

     (a) hold, sell, transfer, lease or otherwise deal with any real, personal or mixed property, interest therein or appurtenance thereto in accordance with the purpose of this Agreement as indicated in Article IV hereto;

     (b) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or Management Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine;

         (c) bring or defend,  pay, collect,  compromise,  arbitrate,  resort to
legal  action  or  otherwise   adjust  claims  or  demands  of  or  against  the
Partnership;

     (d) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

         (e)  deposit,   withdraw,   invest,  pay,  retain  and  distribute  the
Partnership's funds in a manner consistent with the provisions of this Agreement;

         (f)      execute the Construction Loan and the Mortgage; and

         (g) execute, acknowledge and deliver any and all instruments to effectuate any of the foregoing.

     Section 9.4 Authority Requirements. During the Compliance Period, the following provisions shall apply.

     (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

     (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

     (c) Upon any dissolution of the Partnership or any transfer of the Project, no title or right to the possession and control of the Project and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would not avoid a recapture thereof on the part of the former owners.

     (d) Any conveyance or transfer of title to all or any portion of the Project required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

     Section  9.5   Limitations  on  General   Partner's  Power  and  Authority.
Notwithstanding the provisions of this Article IX, the General Partner shall not:

     (a) except as required by Section 9.4, act in contravention of this Agreement;

     (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

     (c) confess a judgment against the Partnership;

     (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

     (e) admit a Person as a General Partner except as provided in this Agreement;

     (f) admit a Person as a Limited Partner except as provided in this Agreement;

     (g) violate any provision of the Mortgage;

     (h) cause the Project apartment units to be rented to anyone other than Qualified Tenants;

     (i) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Project;

     (j) cause any recapture of the Tax Credits;

     (k) permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

     (l) commingle funds of the Partnership with the funds of another Person; or

     (m) take any action which requires the Consent of the Special Limited Partner or the consent of the Limited Partner unless the General Partner has received said Consent.

     Section 9.6 Restrictions on Authority of General  Partner.  Without consent
of   the   Special    Limited   Partner   the   General   Partner   shall   not:

     (a) sell, exchange, lease in its entirety or otherwise dispose of the Project;

     (b) incur indebtedness other than Construction Loan and the Mortgage Loan in the name of the Partnership, other than in the ordinary course of the Partnership's business;

     (c) engage in any transaction not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Special Limited Partner;

     (d) contract away the fiduciary duty owed to the Limited Partner and the Special Limited Partner at common law;

     (e) take any action which would cause the Project to fail to qualify, or which would cause a termination or discontinuance of the qualification of the Project, as a "qualified low income housing project" under Section 42(g)(1) of the Code, as amended, or any successor thereto, or which would cause the Limited Partner to fail to obtain the Projected Tax Credits or which would cause the recapture of any LIHTC;

     (f) make any expenditure of funds, or commit to make any such expenditure, other than in response to an emergency, except as provided for in the annual budget approved by the Special Limited Partner, as provided in Section 14.3(i) hereof;

     (g) cause the merger or other reorganization of the Partnership; or

     (h) dissolve the Partnership, except as provided in this Agreement.

     Section 9.7 Duties of General Partner. The General Partner agrees that it shall at all times:

     (a) diligently and faithfully devote such of its time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership;

     (b) file and publish all certificates, statements or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

     (c) cause the Partnership to carry Insurance from an Insurance Company;

     (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control and not employ or permit another to employ such funds or assets in any manner except for the benefit of the Partnership;

     (e) use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Project to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Project; (3) compliance with al provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the State Tax Credit Agency;

     (f) use its best efforts to keep the Project in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

     (g) pay, before the same shall become delinquent and before penalties accrue thereon all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

     (h) permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives: (1) to have access to the Project and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC compliance data and plans and specifications; and (3) to make copies thereof;

     (i) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Project, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

     (j) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

     (k) establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

     (l) cause the Management Agent to manage the Project in such a manner that the Project will be eligible to receive LIHTC with respect to 100% of the apartment units in the Project. To that end, the General Partner agrees, without limitation: (1) to make all elections requested by the Special Limited Partner under Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Project as required, for at least the duration of the Compliance Period; (3) to operate the Project and cause the Management Agent to manage the Project so as to comply with the requirements of Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto; (4) to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto; and (5) to operate the Project and cause the Management Agent to manage the Project so as to comply with all other Tax Credit Conditions; and

     (m) perform such other acts as may be expressly required of it under the terms of this Agreement.

         Section 9.8                Partnership Expenses.

         (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership to the extent practicable. Reimbursements to the General Partner or any of its Affiliates by the Partnership shall be allowed only for the Partnership's operating cash expenses and subject to the limitations on the reimbursement of such expenses set forth herein. As used in this Section 9.8 the term "operating cash expenses" shall mean, with respect to any fiscal period, the amount of cash disburse by the Partnership for Partnership business in that period in the ordinary course of business for the payment of its operating expenses, including, but not limited to expenses for advertising and promotion, management, utilities, repair and maintenance, Insurance, Partner communications, legal, accounting, statistical and bookkeeping services, use of computing or accounting equipment, travel and telephone expenses, salaries and direct expenses of Partnership employees while engaged in Partnership business and any other operational and administrative expenses necessary for the prudent operation of the Partnership. Without limiting the generality of the foregoing, "operating cash expenses" shall include fees paid by the Partnership to the General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an

Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the actual cost of goods and materials used for or by the Partnership and obtained from entities which are not Affiliates of the General Partner, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, but in no event to exceed the amount which would be charged by nonaffiliated Persons for comparable goods and services.

     (b) Reimbursement to the General Partner or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof, except for the return of capital expended by the General Partner prior to the date hereof (which shall be repaid out of the initial Capital Contribution), the Developer Fee, and reimbursements to Managing Agent, shall be subject to the following:

     (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee; and

     (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. For the purposes of this Section 9.8(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for th General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors; (ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

     Section 9.9 General Partner Expenses. The General Partner or Affiliates of the General Partner shall pay all Partnership expenses which are not permitted to be reimbursed pursuant to Section 9.8 and all expenses which are unrelated to the business of the Partnership.

     Section 9.10 Other Business of Partners. Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, construction, operation and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, joint ventures, corporations or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Project. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

     Section 9.11 Covenants, Representations and Warranties. The General Partner covenants, represents and warrants that the following are presently true and will be true during the term of this Agreement, to the extent then applicable.

     (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

     (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any provisions thereof.

     (c) Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, as such plans and specifications may be changed form time to time with the approval of SouthTrust Bank, National Association and any applicable governmental entities.

     (d) The Project is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Project.

     (e) Additional Improvements on the Project, if any, shall be completed substantially in conformity with plans and specifications approved by the Special Limited Partner.

     (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

     (g) The Partnership is in compliance with all construction and use codes applicable to the Project and is not violation of any zoning, environmental or similar regulations applicable to the Project.

     (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Partnership.

     (i) The Partnership has obtained Insurance written by an Insurance Company.

     (j) The Partnership owns the fee simple interest in the Project.

     (j)  The  Partnership   will  require  the  Accountant  to  depreciate  the
Improvements over a 27.5 year term.

     (k) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

     (l) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Project. The General Partner covenants that the Project shall be kept free of Hazardou Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the Project. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any Improvements constructed on the Project, or the soil, groundwater or soil vapor,
(4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

     (m) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

         (n) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

     (o) No charges, liens or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the title policy for the Project.

     (p) The buildings on the Project site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Project will satisfy the Minimum Set-Aside Test.

     (q) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

     (r) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution and other than those funds to be reimbursed by the Initial Capital Contribution, and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof.

     (s) No event has occurred which constitutes a default under any of the Project Documents.

     (t) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner' agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

     (u) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Project; or (2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Project; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Project only insofar as they or any of them are part of the general public.

     (v) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

     (w) The General Partner and/or an acceptable guarantor has and shall maintain a net worth equal to at least $1,000,000, of which $100,000 shall be maintained as liquid assets computed in accordance with generally accepted accounting principles.

         The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.11.

     Section 9.12 Option to Acquire. After expiration of the Compliance Period, the General Partner may give notice (the "GP Notice") to the Limited Partner that it desires to purchase the entire Interest of each of the Limited Partner and the Special Limited Partner in the Partnership. Upon receipt by the Limited Partner and the Special Limited Partner, the following events shall occur:

     (a) The Limited Partner and the Special Limited Partner shall negotiate with the General Partner for a period of 30 days after the GP Notice is received to agree upon the value of their respective Interests. In the event an agreement is not reached within such 30-day period, then the General Partner or the Special Limited Partner may request that value be determined in accordance with the process set forth below by sending notice (the "Appraisal Notice") of same to the other party within 15 days of the expiration of the 30-day period. If an Appraisal Notice is not sent by either party within such 15-day period, then the General Partner's option shall expire.

         (b) If the respective value of the Interests of the Limited Partner and the Special Limited Partner are not agreed upon as provided above and either the

General Partner or the Special Limited Partner issues to the other Person an Appraisal Notice, then the value of such Interests shall be determined by an appraisal utilizing the income approach method. The appraisal shall be conducted by an independent appraiser satisfactory to the General Partner and the Special Limited Partner or, in the event that a single independent appraiser cannot be agreed upon within 30 days following the date of the Appraisal Notice, the General Partner and the Special Limited Partner shall each select an independent appraiser and the appraisers so selected shall select a third independent appraiser. All appraisers so designated shall be experienced in accounting, business or real estate appraisal. The appraiser or appraisers shall determine the income approach value of the Interest of each of the Limited Partner and the Special Limited Partner. The decision of the appraisers (if more than one) shall be made by the majority of such appraisers. The appraiser or appraisers shall render a written report setting forth the income approach value of such Interests, which decision shall be rendered as expeditiously as possible by the appraiser or appraisers and which decision shall be final and binding upon the parties. The reasonable fees and expenses of the appraiser or appraisers shall be paid one-half by the Genera Partner and one-half by the Limited Partner.

         (c) Following determination of the income approach value of the Project, the General Partner shall have 30 days thereafter to determine whether the General Partner will purchase the Interests of the Limited Partner and the Special Limited Partner. The purchase price shall equal 20% of the appraised value as determined above less repayment of all loans and accrued fees described in 11.2(a) and 11.2(b). The General Partner shall exercise such right by written notice to the Limited Partner and the Special Limited Partner within such 30-day period, and if such right is not so exercised, the option shall lapse in its entirety.

     (d) If the General Partner determines to proceed with the purchase, the purchase price shall be paid in cash, within 90 days following the giving of the notice required by Section 9.12(c) and, in addition, interest shall be paid on the purchase price from the date of the GP Notice, payable with the purchase price, and calculated at the rate of interest set forth in Section 6.3 hereof.

         Section 9.13 Right of First Refusal. If the Limited Partner and the Special Limited Partner are desirous of selling their Interests in the Partnership then they must first offer their Interests to the General Partner. For these purposes, the term "sell" shall include any transfer, conveyance, assignment, hypothecation or pledge of all or any portion of such Interests. Before the Limited Partner and the Special Limited Partner sell or unconditionally agree to sell their Interests, they shall offer to sell their Interests to the General Partner (the "Offer") on the terms and at the price specified in Section 9.12 of this Agreement. The Offer shall contain the name of the proposed purchaser, the proposed sale price, the terms of the payment and any other material terms and conditions on which the sale is to be consummated. The General Partner shall have 30 days from receipt of the Offer (the "Offer Period") in which to accept or reject the Offer. If the General Partner gives timely notice of acceptance of the Offer, the Limited Partner and the Special Limited Partner shall be obligated to sell their Interests and the General Partner shall be obligated to purchase the Interests on the terms and conditions set forth in the Offer. If the General Partner does not give timely notice of acceptance of the Offer, then the Limited Partner and the Special Limited Partner may sell their Interests to the party identified in the Offer on the terms and conditions set forth in the Offer.

                                   ARTICLE X

                   ALLOCATIONS OF INCOME, LOSSES AND CREDITS

     Section 10.1 General. All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner and
 .01% to the General Partner.

     Section 10.2 Allocations From Sale or Refinancing. All Income and Losses arising from a Sale or Refinancing shall be allocated between the Partners as follows:

         (a)      As to Income:

                  (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

     (2) the balance, if any, of such Income shall be allocated 20% to the Limited Partner and 80% to the General Partner.

         (b)      As to Losses:

                  (1) an amount of Losses equal to the aggregate positive balances (if any) in the Capital Accounts of all Partners having positive Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of Income and Losses pursuant to Section 10.1 up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their positive Capital Account balances until all such Capital Accounts shall have zero balances; and

     (2) the balance of any such Losses shall be allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner and .01% to the General Partner.

         (c)  Notwithstanding  the foregoing  provisions of Section  10.2(a) and
(b), in no event shall any Losses be allocated to the Limited Partner or the Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner. In the event an allocation of 99.98% or .01% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Special Limited Partner as is necessary to allow the Limited Partner or the Special Limited Partner to be allocated 99.98% and .01%, respectively, of the items of Income and Project depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, it being the intent of the parties that the Limited Partner and the Special Limited Partner always shall be allocated 99.98% and .01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.98% and .01%, respectively, of the Project depreciation.

     Section 10.3 Special Allocations. The following special allocations shall be made in the following order.

         (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto.

The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

         (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

         (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

         (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible provided that an allocation pursuant to this

Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

     (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner and .01% to the General Partner.

     (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

         (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Section1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item o gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1 (b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

     (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

     (1) such interest income shall be specially allocated to the Limited Partner to whom such promissory note relates; and

     (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

     (i) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

     (j) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

     (k) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

     (l) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

     (m) The allocation to the General Partner of each material item of Partnership income, loss, deduction or credit will not be less than .01% of each such item at all times during the existence of the Partnership.

     (n)  Interest  deduction  on the  Partnership  indebtedness  referred to in
Section 6.3 shall be allocated 100% to the General Partner.

         Section 10.4 Curative Allocations. The allocations set forth in Sections 10.2(c), 10.3(a), 10.3(b), 10.3(c), 10.3(d), 10.3(e), 10.3(f), and
10.3(g) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this
Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner, the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Sections 10.1, 10.2(a), 10.2(b), 10.3(h), 10.3(i), 10.3(j), 10.3(k), 10.3(l), 10.3(m), 10.3(n)
and 10.5. In exercising its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 10.3(e) and 10.3(f).

         Section 10.5  Other Allocation Rules.

     (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations
Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 99.98% to the Limited Partner, .01% to the Special Limited Partner and .01% to the General Partner.

         (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amoun of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

     (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

     (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits are as follows: Limited Partner: 99.98%; Special Limited
Partner: .01%; General Partner: .01%.

     (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

     Section 10.6 Tax Allocations:  Code Section 704(c). In accordance with Code
Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with Section 1.28(a) hereof).

         In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to Section 1.30(b) hereof, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

     Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

     Section 10.7 Allocation Among Limited Partners. In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

     Section 10.8 Allocation Among General Partners. In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Special Limited Partner.

         Section 10.9 Modification of Allocations. The provisions of Articles X and XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines, in its sole discretion, that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence o a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.


                                   ARTICLE XI

                                  DISTRIBUTION


     Section 11.1 Distribution of Net Operating Income. Net Operating Income for each fiscal year shall be distributed within seventy-five (75) days following each calendar year and shall be applied in the following order of priority:

     (a) to pay the Deferred Management Fee, if any;

     (b) to pay the current Reporting Fee and then to pay any accrued Reporting Fees which have not been paid in full from previous years;

     (c) to pay interest and then principal on the Development Fee;

     (d) to pay the Operating Loans, if any, as referenced in Section 6.2(b) of this Agreement, limited to 50% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) through (c) of this
Section 11.1;

     (e) to pay the Management  Compliance  Monitoring Fee of $8,333 pursuant to
Section 9.2(e) of this Agreement;

     (f) to pay the Incentive Management Fee from Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) through (d) of this Section 11.1; and

     (g) to the Limited Partner in an amount equal to 20% of the remaining Net Operating Income and to the General Partner in an amount equal to 80% of the remaining Net Operating Income.

     Section  11.2  Distribution  of  Sale  or  Refinancing  Proceeds.  Sale  or
Refinancing   Proceeds   shall   be   distributed   in  the   following   order:

     (a) to the payment of the Mortgage and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

     (b) to any accrued payments, debts or other liabilities owing to the Partners or former Partners, including, but not limited to, accrued Reporting Fees and Operating Loans, to be paid prorata if necessary;

     (c) to the establishment of any reserves which the General Partner, with the Consent of the Special Limited Partner, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership; and

     (d) thereafter, 20% to the Limited Partner and 80% to the General Partner.


                                  ARTICLE XII

                              TRANSFERS OF LIMITED
                     PARTNER'S INTEREST IN THE PARTNERSHIP


     Section 12.1 Assignment of Limited Partner's Interest. Except assignments to the Southern California Bank to secure capital contribution loans, the Limited Partner and Special Limited Partner shall not have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, except upon satisfaction of each of the following:

         (a) by a written instrument in form and substance satisfactory to the General Partner and its counsel, setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement;

         (b) upon consent of the General Partner to such assignment, which shall not be unreasonably withheld; and

     (c) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

     THE LIMITED PARTNERSHIP INTEREST AND THE SPECIAL LIMITED PARTNERSHIP INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     Section  12.2  Effective  Date of  Transfer.  Any  assignment  of a Limited
Partner's  Interest or Special Limited  Partner's  Interest  pursuant to Section
12.1 shall become effective as of the last day of the calendar month in which the last of the conditions to such assignment are satisfied.

     Section 12.3 Invalid Assignment. Any purported assignment of an Interest of a Limited Partner or Special Limited Partner otherwise than in accordance with
Section 12.1 or Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

     Section 12.4 Assignee's Rights to Allocations and Distributions. An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from and after the first day of the calendar month following the month which ends with the effective date of the transfer of such Interest as provided in Section 12.2. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

     Section 12.5 Substitution of Assignee as Limited Partner or Special Limited Partner.

     (a) An Assignee shall not have the right to become a Substitute Limited Partner or substitute Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld.

     (b) A nonadmitted transferee of a Limited Partner's Interest or Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other o the rights and privileges of a Limited Partner or Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

     (c) The General Partner may elect to treat a transferee of a Partnership Interest who has not become a Substitute Limited Partner or substitute Special Limited Partner as a Substitute Limited Partner or substitute Special Limited Partner, as the case may be, in the place of its transferor should the General Partner determine in its absolute discretion that such treatment is in the best interest of the Partnership.

         Section 12.6 Death, Bankruptcy, Incompetency, etc. of a Limited Partner. Upon the death, dissolution, adjudication of bankruptcy, or adjudication of incompetency or insanity of a Limited Partner or Special Limited Partner, such Partner's executors, administrators or legal representatives shall have all the rights of a Limited Partner or Special Limited Partner, as the case may be, for the purpose of settling or managing such Partner's estate, including such power as such Partner possessed to constitute a successor as a transferee of its Interest in the Partnership and to join with such transferee in making the application to substitute such transferee as a Partner. However, such executors, administrators or legal representatives will not have the right to become Substitute Limited Partners or substitute Special Limited Partners in the place of their respective predecessors-in-interest unless the General Partner shall so consent.


                                  ARTICLE XIII

                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                GENERAL PARTNER


         Section 13.1               Withdrawal of General Partner.

         (a) The General Partner may not Withdraw without the Consent of the Special Limited Partner, and, to the extent required, of South Trust Bank National Association and the State Tax Credit Agency. Withdrawal shall be conditioned upon the agreement of the Special Limited Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section 13.5 of this Agreement to be admitted as successor General Partner(s).

     (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

         Section 13.2               Removal of General Partner.

     (a) The Special Limited Partner or the Limited Partner, or both of them, may remove the General Partner for cause if such General Partner has:

     (1) been subject to Bankruptcy in accordance with this Agreement;

     (2) committed any fraud, willful misconduct, breach of fiduciary duty or other negligent conduct in the performance of its duties under this Agreement;

     (3) been convicted of, or entered into a plea of guilty to, a felony;

     (4) made personal use of Partnership funds or properties;

     (5) violated the terms of the Mortgage and such violation prompts South Trust Bank of Tennessee-Memphis, to issue a default letter or acceleration notice to the Partnership or General Partner and such violation has not been cured within 30 days of such letter or notice;

     (6) failed to provide any loan, advance, Capital Contribution or any other payment to the Partnership required under this Agreement;

     (7) failed to obtain the Consent of the Special Limited Partner prior to any decision, act or omission under circumstances where this Agreement requires that such consent be obtained;

     (8) breached any representation, warranty or covenant contained in this Agreement, or failed to perform any other action which may be required by this Agreement after having been provided notice and a thirty (30) day opportunity to cure such breach or failure;

     (9) caused the Projected Tax Credits to be allocated to the Partners for a term longer than the Tax Credit Period unless the provisions of Section 7.4(e) of this Agreement apply;

     (10) violated any federal or state tax law which causes a recapture of LIHTC; or

     (11) failed during any six-month period during the Compliance Period to cause at least 85% of the total apartment units in the Project to qualify for LIHTC, unless such failure is the result of Force Majeure or unless such failure is cured within 120 days after the end of the six-month period.

     (b) Written notice of the removal for cause of the General Partner shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner either by certified or by registered mail, return receipt requested, or by personal service. Such notice shall set forth the reasons for the removal, if any, and the date upon which the removal is to become effective.

     (c) Upon receipt of such notice of removal for cause, the General Partner shall cause an accounting to be prepared covering the transactions of the Partnership from the end of the previous fiscal year through the date of receipt of such notice, and thereafter it shall not sell or dispose of Partnership assets under any circumstances. The accounting shall be completed by the effective date of the removal and shall be in sufficient detail to accurately and fully reflect the earnings or losses for the period and the financial condition of the Partnership. If the General Partner fails to cause the accounting to be prepared within 30 days of receipt of the notice of removal for cause then the Limited Partner may cause the accounting to be prepared. The expenses of the accounting shall be borne by the General Partner.

         Section 13.3 Effects of a Withdrawal. In the event of a Withdrawal or Removal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal or Removal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Project or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal or Removal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated.

         Furthermore, notwithstanding such Withdrawal or Removal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal or Removal, or which may arise upon such Withdrawal or Removal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement.

         The General Partner agrees that in the event of its Withdrawal or Removal it will indemnify and hold the Limited Partner and the Special Limited Partner harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal or Removal, including, without limitation, all legal fees and other expenses of the Limited Partner and the Special Limited Partner in connection with the transaction.

         The following additional provisions shall apply in the event of a Withdrawal.

         (a) In the event of a Withdrawal, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership which accrue after the effective date of withdrawal or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other general partner of the Partnership at that time, to the Special Limited Partner.

         (b) In the event of a Removal, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows. If the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawn General Partner shall be entitled to receive as its sole compensation for its Interest in the Partnership an amount equal to its positive Capital Account balance determined as of the effective date of the removal, if any, payable upon the dissolution and termination of the Partnership after all of the Partners have been distributed the positive balances in their Capital Accounts.

         (c) In the event of an Involuntary Withdrawal, the Partnership is to be continued with one or more remaining General Partners, or if there are no remaining General Partner(s) then the Involuntary Withdrawing General Partner's interest shall be transferred to their heirs or successors; provided the Special Limited Partner approves the heirs/successors as the new General Partner(s), which approval shall not be unreasonably withheld. The approved heir/successor General Partner(s) of the Partnership shall retain the Option to Purchase pursuant to Section 9.12. In the event the heirs/successors are not approved, the heirs/successors shall retain the Option to Purchase pursuant to Section
9.12 and the Involuntary withdrawing General Partner's Interest shall be purchased by the Partnership. The purchase price of the such Interest shall be the Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited partner, or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership. The purchase price shall be paid by the Partnership by delivering to the General or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with Section 11.2(b). The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

         Section 13.4 Successor General Partner. Upon the occurrence of an event giving rise to a Withdrawal or Removal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor managing General Partner if the Withdrawing General Partner was previously the managing General Partner). In order to effectuate the provisions of this Section 13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the General Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

         Section 13.5 Admission of Additional or Successor General Partner. No Person shall be admitted as an additional or successor General Partner unless
(a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement;
(b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner, which consent may be withheld in the discretion of the Special Limited Partner, shall have been given; and (c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to affect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partne and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership. Notwithstanding the foregoing and anything contained in this Article XIII, either or both General Partners may, with the prior written consent of the Special limited Partner, which may not be unreasonably withheld or delayed and SouthTrust Bank National Association, transfer their interest in the Partnership to an entity formed for estate planning purposes and controlled by either or both of them.

     Section 13.6 Transfer of Interest. Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall become interested in the Partnership, without the Consent of the Special Limited Partner.

     Section 13.7 No Goodwill Value. At no time during continuation of the Partnership shall any value ever be placed on the Partnership name, or the right to its use, or to the goodwill appertaining to the Partnership or its business, either as among the Partners or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Partner have any right to claim any such value. In the event of a termination and dissolution of the Partnership as provided in this Agreement, neither the Partnership name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Partnership, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                   ARTICLE XIV

                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

         Section 14.1               Books and Accounts.

     (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records which shall include each of the following:

     (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses of each Partner;

     (2) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

     (3) copies of the Partnership's federal, state and local income tax information returns and reports, if any, for the six most recent taxable years;

     (4) copies of the original of this Agreement and all amendments thereto;

     (5) financial statements of the Partnership for the six most recent fiscal years; and

     (6) the Partnership's books and records for at least the current and past three fiscal years.

     (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Project at its own expense.

     Section 14.2 Accounting Reports.

     (a) By February 20 of each calendar year the General Partner shall provide to the Limited Partner and the Special Limited Partner all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Project is located.

     (b) By March 1 of each calendar year the General Partner shall send to the Limited Partner and the Special Limited Partner: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Partnership's Accountants; (2) a report (which need not be audited) of any Distributions mad at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves; and (3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants, with the method of verification to include, at a minimum, a review of the time records of individual employees, the costs of whose services were reimbursed, and a review of the specific nature of the work performed by each such employee, all in accordance with generally accepted auditing standards and, accordingly, including such tests of the accounting records and such other auditing procedures as the Accountants consider appropriate in the circumstances.

     (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Project occurs, the General Partner shall send to the Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

     Section  14.3 Other  Reports.  The  General  Partner  shall  provide to the
Limited  Partner  and  the  Special  Limited  Partner  the  following   reports.

     (a) During construction, a copy of the construction schedule and any updates to the construction schedule; and by the twentieth day of each month a copy of the the previous month's Construction Loan draw request (or similar form acceptable to the Limited Partner).

     (b) During the rent-up phase, and continuing until the end of the first six-month period during which the Project has a sustained occupancy of 95% or better, by the twentieth day of each month within such period a copy of the previous month's rent roll (through the last day of the month) and a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit "H" attached hereto and incorporated herein by this reference.

     (c) A quarterly tax credit compliance report similar to the worksheet included in Exhibit "H" due on or before April 30 of each year for the first quarter, July 31 of each year for the second quarter, October 31 of each year for the third quarter and January 31 of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Limited Partner may request a small sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Limited Partner.

         (d) By September 15 of each year, an estimate of LIHTC for that year.

         (e) If the Project receives a reservation of LIHTC in one year but will not complete the construction and rent-up until a later year, the General partner will provide to the Limited Partner by December 31 of the year during which the reservation is received an audited cost certification together with the Accountant's work papers verifying that the Partnership has expended the requisite 10% of the reasonably expected cost basis to meet the carryover test provisions of Section 42 of the Code. Furthermore, if materials and supplies are purchased to the Limited Partner an opinion of counsel that title to the materials and supplies pass to the Partnership and that the Partnership bears the risk of loss of the materials and supplies.

     (f) During the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit program including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code.

         (g) A quarterly report on operations, in the form attached hereto as Exhibit "H", due on or before April 30 of each year for the first quarter of operations, July 31 of each year for the second quarter of operations, October 31 of each year for the third quarter of operations and January 31 of each year for the fourth quarter of operations which shall include, but is not limited to, an unaudited income statement showing all activity in the reserve accounts required to be maintained pursuant to Section VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance.

     (h) By the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement.

     (i) By the payment date of the real estate property taxes each and every year verification that the same has been paid in full.

     (j) On or before March 15th of each calendar year, the General Partner's updated financial statement as of December 31 of the previous year.

     (k) On or before November 1 of each calendar year, a copy of the following year's proposed operating budget. Each such budget shall contain an amount required for reserves in accordance with Article VIII and for the payment of real estate taxes, insurance, debt service and other payments. Such budget shall only be adopted with the Consent of the Special Limited Partner.

     (l) If the Limited Partner is required by the Securities and Exchange Commission to file a post-effective amendment to its offering document, an audited operating statement for the Project within 30 days of the request therefor by the Limited Partner, covering the Project's operating history from the Completion of Construction to the date requested by the Limited Partner and in a form required by the Securities and Exchange Commission.

     (m) Notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Project or the
Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.11 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within ten days after the occurrence of such event.

         Section 14.4 Late Reports. If the General Partner does not fulfill its obligations under Section 14.2 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages the sum of $100 per day (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner does not fulfill its obligations under Section 14.3 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages the sum of $100 per week (plus interest at the rate established by Section 6.3 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net Operating Income or Sale or Refinancing Proceeds to which the General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full.

     Section 14.5 Annual Site Visits. On an annual basis a representative of the Limited Partner, at the Limited Partner's expense, will conduct a site visit which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager. The Limited Partner may, in its sole discretion, cancel all or any part of the annual site visit.

     Section 14.6 Tax Returns. The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

     Section 14.7 Fiscal Year. The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

     Section 14.8 Banking. All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner with the Consent of the Special Limited Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

     Section 14.9 Certificates and Elections.

     (a) The General Partner shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

     (b) The General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                   ARTICLE XV

                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

     Section 15.1 Dissolution of Partnership. The Partnership shall be dissolved upon the expiration of its term or the earlier occurrence of any of the following events.

     (a) The effective date of the Withdrawal or removal of the General Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership.

         (b) The sale of the Project and the receipt in cash of the full amount of the proceeds of such sale.

         Notwithstanding the foregoing, however, in no event shall the Partnership terminate prior to the expiration of its term if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of South Trust Bank National Association to which the Partnership is subject.

     Section 15.2 Partner's Rights upon Dissolution. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

     Section  15.3   Distributions   of  Assets.   Upon  a  dissolution  of  the
Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Special Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with Section 11.2(d), after taking into account all allocations under Article X hereof.

     (b) In the event that a General Partner has a deficit balance in its Capital Account following the liquidation of the Partnership or its Interest, as determined after taking into account all Capital Account adjustments for the Partnership's taxable year in which such liquidation occurs, such General Partner shall pay to the Partnership the amount necessary to restore such deficit balance to zero in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3).

         The deficit make-up shall be paid by the General Partner by the end of such taxable year and shall, upon liquidation of the Partnership, be paid to creditors of the Partnership or distributed to other Partners in accordance with their positive Capital Account balances. Notwithstanding, if the Special Limited Partner has become successor General Partner, it shall not be responsible for any deficit balance in its Capital Account which arose during the time the former General Partner served as General Partner.

         (c) With respect to assets distributed in kind to the Partners in liquidation or otherwise:

     (1) unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the liquidation or other Distribution event; and

     (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

     (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the Partnership's adjusted basis in such assets for book purposes. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner with the Consent of the Special Limited Partner.

         Section 15.4 Deferral of Liquidation. If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Project shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

         Section 15.5 Liquidation Statement. Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Sections 15.3 and 15.4, the Limited Partner and Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge an cause to be filed those certificates referenced in
Section 15.6.

     Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

     (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of, and on a form prescribed by the Secretary of State of the State, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

         (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form prescribed by, the Secretary of State of the State, a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partne determines to include therein.

                                  ARTICLE XVI

                                   AMENDMENTS


         This Agreement may be amended at any time by the Limited Partner. This Agreement may not be amended by the General Partner absent the Consent of the Special Limited Partner. Notwithstanding the foregoing, no amendment shall be valid unless it is in writing and no amendment shall change the Partnership to a general partnership; extend the term of the Partnership beyond the date provided for in this Agreement; modify the limited liability of the Limited Partner and the Special Limited Partner; allow the Limited Partner to take control of the Partnership's business within the meaning of the Act; reduce or defer the realization of any Partner's interest in allocations, Distributions, capital or compensation hereunder, or increase any Partner's obligations hereunder, without the consent of the Partner so affected; or change the provisions of this Article XVI.

                                  ARTICLE XVII

                                 MISCELLANEOUS

         Section 17.1               Voting Rights.

     (a) The Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. Notwithstanding the foregoing, the Limited Partner may, without the concurrence of the General
Partner:

     (1) approve or disapprove, but not initiate, the Sale or Refinancing of the Project;

     (2) remove the General Partner and elect a substitute General Partner as provided in this Agreement;

     (3) elect a successor General Partner upon the Withdrawal of the General Partner;

     (4) approve or disapprove, but not initiate, the dissolution of the Partnership; or

     (5) subject to the provisions of Article XVI hereof, amend this Agreement.

     (b) On any matter where the Limited Partner has the right to vote, votes may only be cast at a duly called meeting of the Partnership or through written action without a meeting.

     (c) The Special Limited Partner shall have the right to consent to those actions or inaction's of the Partnership and/or General Partner as otherwise set forth in this Agreement, and the General Partner is prohibited from any action or inaction requiring such consent unless such consent has been obtained.

         Section 17.2 Meeting of Partnership. Meetings of the Partnership may be called either (a) at any time by the General Partner; or (b) upon the General Partner's receipt of a written or facsimile request from the Limited Partner setting forth the purpose of such meeting. Within ten days after receipt of the Limited Partner's written or facsimile request for a meeting, the General Partner shall provide all Partners with written notice of the meeting (which shall be by telephone conference, or at the principal place of business of the Partnership or such other location referenced in the notice) to be held not less than 15 days nor more than 30 days after receipt of such written or facsimile request from the Limited Partner, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. If the General Partner fails to provide the written notice of the meeting within ten days after receipt of the Limited Partner's request to hold a meeting, then the Limited Partner may provide the written notice of the meeting to all the Partners, which notice shall specify the time and place of such meeting and the purpose or purposes thereof. All meetings and actions of the Limited Partner shall be governed in all respects, including matters relating to notice, quorum, adjournment, proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

     Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

        To the General Partner:       Harold E. Buehler, Sr.
                                      Jo Ellen Buehler
                                      2531 Broad
                                      Memphis, Tennessee 38112

        To the Limited Partner:       WNC Housing Tax Credit Fund VI, Series 6
                                      c/o WNC & Associates, Inc.
                                      3158 Redhill Ave., Suite 120
                                      Costa Mesa, CA   92626-3416

         To the Special
         Limited Partner:             WNC HOUSING, L.P.
                                      3158 Redhill Ave., Suite 120
                                      Costa Mesa, CA   92626-3416

     Section 17.4 Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.

     Section 17.5 Recording of Certificate of Limited Partnership. If the General Partner should deem it advisable to do so, the Partnership shall record in the office of the County Recorder of the county in which the principal place of business of the Partnership is located a certified copy of the Certificate of Limited Partnership, or any amendment thereto, after such Certificate or
amendment   has  been  filed  with  the   Secretary   of  State  of  the  State.

     Section   17.6   Amendment   of   Certificate   of   Limited   Partnership.

     (a) The General Partner shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following.

     (1) A change in the name of the Partnership.

     (2) A change in the street address of the Partnership's principal executive office.

     (3) A change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process.

     (4) The admission of a General Partner and that Partner's address.

     (5) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

     (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

     (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of the State. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

     Section 17.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

     Section 17.8 Captions. Captions to and headings of the Articles, Sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

     Section 17.9 Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     Section 17.10 Tax Matters Partners. All the Partners hereby agree that the Special Limited Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any audit of the federal income tax returns of the Partnership; provided, however, that if the Special Limited Partner shall withdraw from the Partnership or become Bankrupt, the General Partner shall thereafter be the "Tax Matters Partner". If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, it shall litigate such matter in such court as the Tax Matters Partner shall decide in its sole discretion. In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (i) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (ii) to all of the Partners in other respects. The Limited Partner will make no claim against the

Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

         Section 17.11              Expiration of Compliance Period.

     (a) A sale of the Project prior to the end of the Compliance Period may only take place if the conditions of Section 42(j)(6) of the Code (or any successor provision) will be satisfied upon such sale by having the purchaser of the Project post the required bond on behalf of the Partnership.

     Section 17.12 Number and Gender. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

     Section 17.13 Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

     Section 17.14 Governing Law. This Agreement and its application shall be governed by the laws of the State.

     Section 17.15 Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

     Section 17.16 Receipt of Correspondence. The Partners agree that the General Partner shall send to the Limited Partner and the Special Limited Partner a copy of any correspondence relative to the Project's noncompliance with the Mortgage, relative to the acceleration of the Mortgage and/or relative to the disposition of the Project.

     Section 17.17 Security Interest and Right of Set-Off. As security for the performance of the respective obligations to which any Partner may be subject under this Agreement, the Partnership shall have (and each Partner hereby grants to the Partnership) a security interest in all funds distributable to said Partner to the extent of the amount of such obligation.

         IN WITNESS WHEREOF, this Second Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. -97.0, a Tennessee limited partnership, is made and entered into as of the ________ day of September, 1998.


                                    GENERAL PARTNER


                                    ----------------------------------------
                                    Harold E. Buehler, Sr., as General Partner


                                    -----------------------------------------
                                    Jo Ellen Buehler, as General Partner

                                    WITHDRAWING ORIGINAL LIMITED PARTNER

                                    United Development Corporation


                                    By:     ___________________________________
                                            Harold E. Buehler, Sr.,
                                            President







                                    LIMITED PARTNER


                                    WNC Housing Tax Credit Fund VI, Series 6

                                    By:     WNC & Associates, Inc.,
                                            General Partner


                                            By:      _________________________
                                                     David N. Shafer,
                                                     Senior Vice President

                                            SPECIAL LIMITED PARTNER

                                            WNC Housing, L.P.

                                            By:      WNC & Associates, Inc.,
                                            General Partner


                                            By:      __________________________
                                                     David N. Shafer,
                                                     Senior Vice President



A:\UNI60_1.DOC

                                         EXHIBIT A TO PARTNERSHIP AGREEMENT

                                                  LEGAL DESCRIPTION

PARCEL 1

Lot 26, Block 14, Suburban Land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follows:

     Beginning at a point in the north line of King Avenue; said point being a common corner of Lots 26 and 27 ; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 25; thence northwardly along the line dividing Lots 25 and 26 a distance of 150.0 feet to the south line of an alley; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 27; thence southwardly along the line dividing Lots 26 and 27 a distance of 150.0 feet to th point of beginning.

PARCEL 2

Lot 9, Block 17, Suburban land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87 and being more particularly described as follows:

     Beginning at a pint in the south line of King Avenue, said point being a common corner of Lots 9 and 10; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 8; thence southwardly along the line dividing Lots 8 and 9 a distance of 150.0 feet to the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of 9 to 10; thence northwardly along the line dividing Lots 9 and 10 a distance of 150.0 feet to the point of beginning.

PARCEL 3

Lot 8, Block 17, Suburban Land Company's Subdivision, as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follow:

     Beginning at a point in the south line of King Avenue, said point being a common corner of Lots 7 and 8; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 7; thence southwardly along the line dividing Lots 7 and 8 a distance of 150.0 feet to the south line of an alley; thence westwardly along said south line a distance of 50.0 feet to the southeast corner of Lot 9; thence northwardly along the line dividing Lots 8 and 9 a distance of 150.0 feet to the point o beginning.

PARCEL 4

Lot 7, Block 17, Suburban Land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follows:
                                       A1

Beginning at a point in the south line of King Avenue, said point being a common corner of Lots 7 and 8; thence eastwardly along said south line a distance of
50.0 feet to the west line of an alley; thence southwardly along said west line a distance of 150.0 feet to the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 8; thence northwardly along the line dividing Lots 7 and 8 a distance of 150.0 feet to the point of beginning.

PARCEL 5

Lot 11, Block 19, Suburban Land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follows;

Beginning at a point in the south line of King Avenue, said point being a common corner of Lots 11 and 12; thence eastwardly along said south line a distance of
50.0 feet to the northwest corner of Lot 10; thence southwardly along the line dividing Lots 10 and 11 a distance of 150.0 feet to the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 12; thence northwardly along the line dividing Lots 11 and 12 a distance of 150.0 feet to th point of beginning.

PARCEL 6

Lot 27, Block 19, Suburban Land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follows:

     Beginning at a point in the north line of Hazelwood Avenue, said point being a common corner of Lots 27 and 28; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 26; thence northwardly along the line dividing Lots 26a an 27 a distance of 150.0 feet to the south line of an alley; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 28; thence southwardly along the line dividing Lots 27 and 28 a distance of 150.0 feet to the point of beginning.

PARCEL 7

Lot 3, Block 11 of the South Memphis Land Company's West Side Subdivision, unrecorded, Memphis, Shelby County, and being more particularly described as follows:

Beginning at a pint in the south line of East Gage Avenue, said pint 100.0 feet east of the east line of Shelby Street; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 4; thence southwardly along the line dividing Lots 3 and 4 a distance of 150.0 feet to the north line a distance of 50.0 feet to the southeast corner of Lot 2; thence northwardly along the line dividing Lots 2 and 3 a distance of 150.0 feet to the point of beginning.
                                       A2

PARCEL 8

Lot  20,  Block  11,  South  Memphis  Land  company's  West  Side   Subdivision,
unrecorded, Memphis, Shelby county, and being more particularly described as follow:

Beginning at a point in the north line of East Mallory Avenue,  said point being
300.0 feet east of the east line of Shelby Street; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 21; thence northwardly along the line dividing lots 20 and 21 a distance of 150.0 feet to the south line of an alley; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of lot 19; thence northwardly along the line dividing Lots 19 and 20 a distanc of 150.0 feet to the point of beginning.

PARCEL 9

Lot 16, Block 3, South Memphis Land Company's Subdivision, unrecorded, Memphis, Shelby County, and being more particularly described as follows:

     Beginning at point in the north line of East Bodley Avenue, said point being 100.0 feet of the east line of Shelby street; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 17; thence northwardly along the line dividing alley; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of Lot 15; thence southwardly along the line dividing lots 15 and 16 a distance of 150.0 feet to the point of beginning.

PARCEL 10

Lot 21, Block 21, South Memphis Land Company's New South Memphis Subdivision, in Shelby County, Tennessee and being more particularly described as follows:

Beginning  at a point in the north line of West Davant  Avenue,  said pint being
150.0 feet eastwardly from the east line of Kentucky Street; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 20; thence northwardly along the line dividing lots 20 and 21 a distance of 150.0 feet to a point; thence westwardly a distance of 50.0 feet to the northeast corner of Lot 22; thence southwardly along the line dividing Lots 22 and 21 a distance of 150.0 feet to the point of beginning.

PARCEL 11

Lot 2, Block 7, South Memphis Land Company's West Side Subdivision, unrecorded, in Shelby County, Tennessee and being more particularly described as follows:

Beginning at a point in the south line of East Mallory Avenue,  said point being
50.0 feet eastwardly from the east line of South Main Street; thence eastwardly along said south line a distance of 50.0 feet to a point in Lot 3, thence southwardly along the line dividing Lots 2 and 3 a distance of 139.50 feet to point in the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 1; thence northwardly along the line dividing Lots 1 and 2 a distance of 139.50 feet to the point of beginning.
                                       A3

PARCEL 12

Lots 602 and 603, E.E.  Meacham's  Areadian  Hills  Subdivision,  as recorded in
Shelby  County  Register's  office,   Plat  book  2,  Page  98  and  being  more
particularly described as follows:

Beginning at a point in the east line of Swift Street, said point being a common corner of Lots 601 and 602; thence southwardly along said east line a distance of 50.0 feet to the northwest corner of Lot 604; thence eastwardly along the line dividing lots 604 and 603 a distance of 108.0 feet to the southwest corner of Lot 703; thence northwardly along the line dividing lots 703 and 702 from Lots 603 and 602 a distance of 50.0 feet to the southeast corner of Lot 601; thence westwardly along the line dividing Lots 601 and 602 a distance of 108.0 feet to the point of beginning.

PARCEL 13

Lot 11, Block 5, Spion Knopp Subdivision as recorded in Shelby County Register's Office, Plat book 5, Page 84, and being more particularly described as follows:

Beginning at point in the south line of Vaal Avenue, said point being a common corner of Lots 11 and 12; thence eastwardly along said south line a distance of
50.0 feet to the northwest corner of Lot 10; thence southwardly along the line dividing Lots 10 and 11 a distance of 100.0 feet to the northeast corner of Lot 16; thence westwardly along the line dividing Lots 16 and 11 a distance of 50.0 feet to the southeast corner of Lot 12; thence northwardly along the line dividing Lots 11 and 12 a distance of 100.0 feet to the point of beginning.

PARCEL 14

Lot 60, 61, 62 and part of Lot 63, Block 5, E.E. Meachams, South Ft. Pickering Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 61 and being more particularly described as follows:

Beginning at point in the north line of Ingle Avenue, said point being a common corner of Lots 59 and 60; thence westwardly along said north line a distance of
50.0 feet to a point; thence northwardly parallel with the line dividing Lots 62 and 63 a distance of 100.0 feet to a point in the south line of an alley; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 59; thence southwardly along the line dividing Lots 59 and 60 a distance of 100.0 feet to the point of beginning.

PARCEL 15

Lots 30, 31, 32, 33, 34 and 35, Block 6 in South Fort Pickering Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 61 and being more particularly described as follows:

Beginning at a point in the south line of West Dison Avenue, said point being a common corner of Lots 35 and 36; thence eastwardly along said south line a distance of 90.0 feet to the northwest corner of Lot 29; thence southwardly along the line dividing Lots 29 and 30 a distance of 100.0 feet to a point in the north line of and alley; thence westwardly along said north line a distance of 90.0 feet to the southeast corner of Lot 36; thence northwardly along the line dividing Lots 35 and 36 a distance of 100.0 feet to the point of beginning.


                                       A4

PARCEL 16

Lot 56, Castex Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 40 and being more particularly described as follows:

Beginning at a point in the north line of West Waldorf Avenue, said point being a common corner of Lots 56 and 57; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 55; thence northwardly along the line dividing Lots 55 and 56 a distance of 150.0 feet to a point in the south line of an alley; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of Lot 57; thence southwardly alon the line dividing lots 56 and 57 a distance of 150.0 feet to the point of beginning.

PARCEL 17

Lots 73, 74, 75, and 76, Block 11, South Fort Pickering Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 61 and being more particularly described as follows:

Beginning at a point in the north line of Silver Age Avenue, said point being a common corner of lots 76 and 77; thence eastwardly along said north line a distance of 60.0 feet to a corner of Lot 72; thence northwardly along the line dividing Lots 72 and 73 a distance of 100.0 feet to a point in the south line of an alley; thence westwardly along said south line a distance of 60.0 feet to the northeast corner of lot 77; thence southwardly along the line dividing Lots 77 and 76 a distance of 100.0 feet to point the point of beginning.

PARCEL 18

Lot 18 and part of Lot 17, C.E. Barbour Subdivision "D" of Lot 10, Latham and Stewart Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 86 and being more particularly described as follows:

Beginning at a point in the west line of Glenn Street, said point being a common corner of Lots 18 and 19; thence northwardly along said west line a distance of
70.5 feet to a point; thence westwardly a distance of 134.0 feet to a point in the east line of Vine Street; thence southwardly along said east line a distance of 70.5 feet to a point; thence eastwardly a distance of 134.0 feet to the point of beginning.

PARCEL 19

Part of Lot 76, John Trigg Subdivision as recorded in Shelby County Register's Office, Plat book 1, Page 112, and being more particularly described as follows:

Beginning at a point in the west line of South Orleans Street,  said point being
200.0 feet northwardly from the north line of Trigg Avenue; thence northwardly along said west line a distance of 50.0 feet to a point; thence westwardly a distance of 144.0 feet to a point in the west boundary line of the subdivision; thence southwardly along said west line a distance of 50.0 feet to a point; thence eastwardly a distance of 144.0 feet to the point of beginning.

                                       A5

PARCEL 20

Lots 18 and 19 in Barbour Subdivision in Shelby County Tennessee and being more particularly described as follows:

Beginning at a point in the west line of Barbour Street, said point being 210.0 feet northwardly from the north line of East Olive Avenue; thence northwardly along said west line a distance of 60.0 feet to the southeast corner of Lot 20; thence westwardly along the line dividing Lots 19 and 20 a distance of 150.0 feet to a point in the east line of an alley; thence southwardly along said east line a distance of 60.0 feet to the northwest corner of Lot 17; thence eastwardly along the line dividing Lots 17 and 18 a distance of 150.0 feet to the point of beginning.

PARCEL 21

The east 40 feet of the north 134 feet of Lot 70, John Trigg Subdivision as recorded in Shelby County Register's Office, Plat book 1, Page 112 and being more particularly described as follows:

Beginning  at a point in the south line of  Cambridge  Avenue,  said point being
166.0 feet westwardly from the west line of Lauderdale; thence westwardly along said south line a distance of 40.0 feet to a point; thence southwardly a distance of 134.0 feet to a point in the north line of an alley; thence eastwardly along said north line a distance of 40.0 feet to a point; thence northwardly a distance of 134.0 feet to the point of beginning.

PARCEL 22

Part of Lot 70, John Trigg Subdivision as recorded in Shelby County Register's office, Plat book 1, Page 112 and being more particularly described as follows:

Beginning  at a point in the south line of  Cambridge  Avenue,  said point being
206.0 feet westwardly from the west line of Lauderdale thence westwardly along said south line a distance of 40.0 feet to a point; thence southwardly a distance of 134.0 feet to a point in the north line of an alley; thence eastwardly along said north line distance of 40.0 feet to a point; thence northwardly a distance of 134.0 feet to the point of beginning.

PARCEL 23

     Lots 353, 354, and 355, First Addition to South Parkway Place Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 50 and being more particularly described as follows:

     Beginning at a point in the west line of Michigan Street, said point being a common corner of Lots 352 and 353; thence southwardly along said west line a distance of 60.0 feet to the northeast corner of Lot 356; thence westwardly along the line dividing Lots 356 and 355 a distance of 115.0 feet to the southeast corner of Lot 406; thence northwardly along the east line of Lots 406, 407 and 408 a distance of 60.0 feet to the southwest corner of Lot 352; thence eastwardly along the line dividing Lots 352 and 353 a distance of 115.0 feet to the point of beginning.


                                       A6

PARCEL 24

Lot 21, S.L. Moore's La Rose Place Subdivision as recorded in Shelby County Register's Office, Plat book 5, Page 53 and being more particularly described as follows:

     Beginning at a point in the west line of Driver Street, said point being a common corner of Lots 21 and 22 ; thence northwardly along said west line a distance of 41.0 feet to the southeast corner of Lot 20; thence westwardly along the south line of Lots 20, 19 and 18 a distance of 107.5 feet to a point in Lot 14; thence southwardly along the line dividing Lots 14 and 21 a distance of 41.0 feet to the northwest corner of Lot 22; thence eastwardly along the line dividing Lots 21 and 22; a distance of 107. feet to the point of beginning.

PARCEL 25

Lot 13, Block 2, Washington Heights Subdivision as recorded in Shelby county Register's Office, Plat book 3, Page 20 and 48 and being more particularly described as follows:

Beginning at a point in the north line of Edith Avenue, said point being a common corner of Lots 12 and 13; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 14; thence northwardly along the line dividing Lots 13 and 14 a distance of 200.0 feet to a point in the south line of and alley; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of Lot 12; thence southwardly along the line dividing Lots 12 and 13 a distance of 200.0 feet to the point of beginning.

PARCEL 26

Lot 32, Block 3 in Washington Heights Subdivision as recorded in Shelby County Register's Office, Plat book 3, Pages 20 and 48 and being more particularly described as follows:

Beginning at a point in the south line of Edith Avenue, said point being a common corner of Lots 32 and 33; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 31; thence southwardly along the line dividing Lots 31 and 32; thence southwardly along the line dividing Lots 31 and 32 a distance of 190.0 feet to a point in the north line an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 33; thence northwardly along the line dividing Lots 32 and 33 a distance of 190.0 feet to the point of beginning.

PARCEL 27

Lot 30, Block 3 in Washington Heights Subdivision as recorded in Shelby County Register's Office, Plat book 3, Pages 20 and 48 and being more particularly described as follows:

     Beginning at a point in the south line of Edith Avenue, said point being a common corner of Lots 30 and 31; thence eastwardly along said south line distance of 50.0 feet to the northwest corner of Lot 29; thence southwardly

                                       A7
along the line dividing Lots 29 and 30 a distance of 190.0 feet to a point in the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 31; thence northwardly along the line dividing Lots 31 and 30 a distance of 190.0 feet to the point of beginning.

PARCEL 29

Lot 36, Washington Heights Subdivision as recorded in Shelby County Register's Office, Plat book 3, Pages 20 and 48 and being more particularly described as follows:

     Beginning at a point in the south line of Walker Avenue, said point being a common corner of Lots 34 and 35; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 36; thence southwardly along the line dividing Lots 35 and 36; thence southwardly along the line dividing Lots 35 and 36 a distance of 140.0 feet to a point in the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 34; thence northwardly along the line dividing Lots 34 and 35 a distance of 140.0 feet to the point of beginning.

PARCEL 29

Part of Lot 31, A.S. Brown Subdivision, unrecorded in Shelby County Tennessee and being more particularly described as follows:

     Beginning at a point of intersection with the east line of So. Orleans Street and the north line of the first alley north of Edith Street; thence northwardly along said east line a distance of 63.33 feet to the southwest corner of Lot 30; thence eastwardly along the line dividing Lots 30 and 31 a distance of 63.33 feet to a point in the north line of said alley; thence westwardly along said north line a distance of 150.0 fee to the point of beginning.

PARCEL 30

Lot 10, Block 2 Washington Heights Subdivision as recorded in Shelby County Register's Office, Plat book 3, Pages 20 and 48 and being more particularly described as follows:

     Beginning at a point in the north line of Edith Avenue, said point being a common corner of Lots 9 and 10; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 11; thence northwardly along the line dividing Lots 10 and 11 a distance of 200.0 feet to a point in the south line of a alley; thence westwardly along said south line of distance of 50.0 feet to the northeast corner of Lot 9; thence southwardly along the line dividing Lots 9 and 10 a distance of 200.0 feet to the point of beginning.

PARCEL 31

     Lots 41 and 42, Block 13 in East End Place Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 8 and being more particularly described as follows:

                                       A8

Beginning at a point in the west line of Marianna Street, said point being a common corner of Lots 40 and 41; thence southwardly along said west line a distance of 40.0 feet to the northeast corner of Lot 43; thence westwardly along the line dividing Lots 42 and 43 a distance of 100.0 feet to the southeast corner of Lot 8; thence northwardly along the east line of Lots 7 and 8 a distance of 40.0 feet to the southwest corner of Lot 40; thence eastwardly along the line dividing Lots 40 and 41 a distance of 100.0 feet to the point of beginning.

PARCEL  32

Lots 24 and 25, Block 13 in East End Place Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 8 and being more particularly described as follows:

Beginning at a point in the east line of Buntyn Street, said point being a common corner of Lots 25 and 26: thence northwardly along said east line a distance of 40.0 feet to the southwest corner of Lot 23; thence eastwardly along the line dividing Lots 23 and 24 a distance of 100.0 feet to the northwest corner of Lot 58; thence southwardly along the line dividing Lots 58 and 59 from Lot 24 and 25 a distance of 40.0 feet to the northeast corner of Lot 26; thence westwardly along the line dividing Lots 25 and 26 a distance of 100.0 feet to the point of beginning.

PARCEL 33

Lot 145, Montgomery Park Place Subdivision as recorded in Shelby County Register's Office, Plat book 6, Page 52 and being more particularly described as follow:

Beginning at a point in the west line of Hamilton Street, said point being a common corner of Lots 144 and 145; thence northwardly along said west line a distance of 40.0 feet to the southeast corner of Lot 146; thence westwardly along the line dividing Lots 146 and 145 a distance of 100.0 feet to a point in the eat line of an alley' thence southwardly along said east line a distance of
40.0 feet to the northwest corner of Lot 144; thence eastwardly along the line dividing Lots 144 and 145 a distance of 100.0 feet to the point of beginning.

PARCEL 34

Lot 167, Montgomery Park Place Subdivision as recorded in Shelby County Register's Office, Plat book 6, Page 52 and being more particularly described as follows:

Beginning at a point in the east line of Hamilton Street, said point being a common corner of Lots 166 and 167; thence southwardly along said east line a distance of 40.0 feet to a point in Lot 168; thence eastwardly along the line dividing Lots 168 and 167 a distance of 100.0 feet to a point in the west line of an alley; thence northwardly along the said west line a distance of 40.0 feet to the southeast corner of Lot 166; thence westwardly along the line dividing Lots 166 and 167 a distance of 100.0 feet to the point of beginning.


                                       A9

PARCEL  35

Lot 11, East Fairgrounds Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 85 and being more particularly described as follows:

Beginning at a point in the south line of Spottswood Avenue, said point being a common corner of Lots 10 and 11; thence eastwardly along said south line a distance of 40.0 feet to the northwest corner of Lot 12; thence southwardly along the line dividing Lots 11 and 12 a distance of 120.0 feet to a point in Lot 13; thence westwardly along the line dividing Lots 11 and 13 a distance of
40.0 feet to the southeast corner of Lot 10; thence northwardly along the line dividing Lots 10 and 11 a distance of 120. feet to the point of beginning.

PARCEL 36

Lots 116 and 117, in E.E.  Meecham's  Orange  Mound  Subdivision  as recorded in
Shelby  County  Register's  Office,   Plat  book  2,  Page  99  and  being  more
particularly described as follows:

Beginning at a point in the south line of Saratoga Street, said point being a common corner of Lots 115 and 116; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 118; thence southwardly along the line dividing Lots 117 and 118 a distance of 104.0 feet to the northeast corner of Lot 17; thence westwardly along the north line of Lots 17 and 16 a distance of 50.0 feet to the southeast corner of Lot 115; thence northwardly along the line dividing Lots 115 and 116 distance of 104.0 feet to the point of beginning.

PARCEL 37

Lot 42, Jackson Avenue Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 121 and being more particularly described as follow:

Beginning at a point in the west line of Bingham Street, said point being a common corner of Lots 43 and 42; thence southwardly along said west line a distance of 40.0 feet to the northeast corner of Lot 41; thence westwardly along the line dividing Lots 41 and 42 a distance of 120.0 feet to a point; thence northwardly a distance of 40.0 feet to the southwest corner of Lot 43; thence eastwardly along the line dividing Lots 43 and 42 a distance of 120.0 feet to the point of beginning.

PARCEL 38

Lot 40, Jackson Avenue Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 121 and being more particularly described as follow:

Beginning at a point in the west line of Bingham Street, said point being a common corner of Lots 40 and 41; thence southwardly along said west line a distance of 40.0 feet to the northeast corner of Lot 39; thence westwardly along the line dividing Lots 39 and 40 a distance of 120.0 feet to a point; thence northwardly a distance of 40.0 feet to the southwest corner of Lot 41; thence eastwardly along the line dividing Lots 40 and 41 a distance of 120.0 feet to the point of beginning.

                                      A10

PARCEL 39

Lot 50, Boots and Turner Springdale Park Subdivision as recorded in Shelby County Register's Office, Plat book 9, Page 34 and being more particularly described as follow:

Beginning at a point in the north line of Bingham Street, said point being a common corner of Lots 50 and 51; thence eastwardly along said north line a distance of 40.0 feet to the southwest corner of Lot 49; thence northwardly along the line dividing Lots 49 and 50 a distance of 105.0 feet to the southeast corner of Lot 35; thence westwardly along the line dividing Lots 35 and 50 a distance of 40.0 feet to the northeast corner of Lot 51; thence southwardly along the line dividing Lots 50 and 51 a distance of 105.0 feet to the point of beginning.

PARCEL 40

Lot 49, Boots and Turner Springdale Park Subdivision as recorded in Shelby County Register's Office, Plat book 9, Page 34 and being more particularly described as follow:

Beginning at a point in the north line of Bingham Street, said point being a common corner of Lots 49 and 50; thence eastwardly along said north line a distance of 40.0 feet to the southwest corner of Lot 49; thence northwardly along the line dividing Lots 49 and 49 a distance of 105.0 feet to the southeast corner of Lot 35; thence westwardly along the line dividing Lots 35 and 49 a distance of 40.0 feet to the northeast corner of Lot 50; thence southwardly along the line dividing Lots 49 and 50 a distance of 105.0 feet to the point of beginning.

PARCEL 41

Lot 61, Boots and Turner Springdale Park Subdivision as recorded in Shelby County Register's Office, Plat book 9, Page 34 and being more particularly described as follow:

Beginning at a point in the north line of Brown Avenue, said point being a common corner of Lots 61 and 61 and 62; thence eastwardly along said north line a distance of 40.0 feet to the southwest corner of Lot 60; thence northwardly along the line dividing Lots 60 and 61 a distance of 105.0 feet to the southeast corner of Lot 24; thence westwardly along the line dividing Lots 24 and 61 a distance of 40.0 feet to the northeast corner of Lot 62; thence southwardly along the line dividing Lots 61 and 62 a distance of 105.0 feet to the point of beginning.

PARCEL 42

Lot 21, Section L in East Hyde Park Subdivision as recorded in Shelby County Register's Office, Plat book 8, Page 113 and being more particularly described as follows:

Beginning at a point in the south line of Vanndale Avenue, said point being a common corner of Lots 20 and 21; thence eastwardly along said south line a

                                      A11
distance of 40.0 feet to the northwest corner of Lot 22; thence southwardly along the line dividing Lots 21 and 22 a distance of 110.0 feet to a point in the south boundary line of the subdivision; thence westwardly along said south line a distance of 40.0 feet to the southeast corner of Lot 20; thence northwardly along the line dividing Lots 20 and 21 a distance of 110.0 feet to the point of beginning.

PARCEL 43

Lot 32, Section B in Hyde Park Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 62 and being more particularly described as follows:

Beginning at a point in the south line of Shannon Avenue, said point being a common corner of Lots 31 and 32; thence eastwardly along said south line a distance of 40.0 feet to the northwest corner of Lot 33; thence southwardly along the line dividing Lots 32 and 33 a distance of 120.0 feet to the northeast corner of Lot 49; thence westwardly along the line dividing Lots 32 and 49 a distance of 40.0 feet to the southeast corner of lot 31; thence northwardly along the line dividing Lots 31 and 32 a distance of 120.0 feet to the point of beginning.

PARCEL 44

Lots 1 and 2 of R.A. Cleave New Chicago Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 46 and being more particularly described as follows:

     Beginning at a point in the east line of North Bellvue Street, said point being a common corner of Lots 2 and 3; thence northwardly along said east line a distance of 50.0 feet to a point in the north boundary line of the subdivision; thence eastwardly along said north line a distance of 100.0 feet to a point in Lot 5; thence southwardly along the line dividing Lot 5 from Lots 1 and 2 a distance of 50.0 feet to the northeast corner of Lot 3; thence westwardly along the line dividing Lots 2 and 3 a distance of 100.0 feet to the point of beginning.

PARCEL 45

     Lots 61, 62 and 63, Block D, Meachams Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 101 and being more particularly described as follows:

     Beginning at a point in the north line of Bammel Street, said point being a common corner of Lots 60 and 61; thence eastwardly along said north line a distance of 75.0 feet to the southwest corner of Lot 64; thence northwardly along the line dividing Lots 63 and 64 a distance of 106.0 feet to a point in the south line of an alley; thence westwardly along said south line a distance of 75.0 feet to the northeast corner of Lot 60 and 61 a distance of 106.0 feet to the point of beginning.

                                      A12

PARCEL 46

Lot 5, W.R. Morehead unrecorded Subdivision of Lot 2 of the J.W. Morehead Heirs Partition Subdivision in Shelby County, Tennessee and being more particularly described as follows:

Beginning at a point in the west line of Decatur Street, said point being a common corner of Lots 5 and 6; thence southwardly along said west line a distance of 50.0 feet to the northeast corner of Lot 4; thence westwardly along the line dividing Lots 4 and 5 a distance of 155.5 feet to a point in the west boundary line of the subdivision; thence northwardly along said west line a distance of 50.0 feet to the southwest corner of Lot 6; thence eastwardly along the line dividing Lots 5 and 6 a distance of 155.5 feet to the point of beginning.

PARCEL 47

Lots 29, 30 and 31 of R.A. Cleave New Chicago Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 46 and being more particularly described as follows:

Beginning at a point in the south line of Chicago Avenue, said point being a common corner of Lots 28 and 29; thence eastwardly along said south line a distance of 75.0 feet to the northwest corner of Lot 32; thence southwardly along the line dividing Lots 31 and 32 a distance of 111.0 feet to the northeast corner of Lot 45; thence westwardly along the north line of Lots 45, 44 and 43 a distance of 75.0 feet to he southeast corner of Lot 28; thence northwardly along the line dividing Lots 28 and 29 a distance of 111.0 feet to the point of beginning.

PARCEL 48

Lots 46 and 47, R.A. Cleave New Chicago Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 46 and being more particularly described as follows:

Beginning at a point in the north lien of Bammel Street, said point being a common corner of Lots 45 and 46; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 48; thence northwardly along the line dividing Lots 47 and 48 a distance of 110.0 feet to a point in the south boundary line of the subdivision; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of Lot 45; thence southwardly along the line dividing Lots 45 and 46 a distance of 110.0 feet to the point of beginning.

PARCEL 49

Lots 8, 9, 10 and the north 10 feet of Lot 11, Block 8, Gilchrist's Olympic Park Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 122 and being more particularly described as follows:

Beginning at a point in the east line of Claybrook Street, said point being a common corner of Lots 7 and 8; thence southwardly along said east line a distance of 55.0 feet to a point; thence eastwardly a distance of 100.0 feet to a point in Lot 61; thence northwardly along the west line of Lots 61, 60, 59 and 58 a distance of 55.0 feet to the southeast corner of Lot 7; thence westwardly along the line dividing Lots 7 and 8 a distance of 100.0 feet to the point of beginning.

                                      A13

PARCEL 50

Lots 78, 79, and 80, Block C in North  Olympic Park  Subdivision  as recorded in
Shelby  County  Register's  Office,   Plat  book  3,  Page  74  and  being  more
particularly described as follows:

     Beginning at a point in the west line of Mansfield Street, said point being a common corner of Lots 77 and 78; thence southwardly along said west line a distance of 45.0 feet to the northeast corner of Lot 81; thence westwardly along the line dividing Lots 81 and 80 a distance of 100.0 feet to the southeast corner of Lot 36; thence northwardly along the east line of Lots 36, 35, and 34 a distance of 45.0 feet to the southwest corner of Lot 77; thence eastwardly along the line dividing lots 77 and 78 a distance of 10.0 feet to the point of beginning.

PARCEL 51

Lots 58, 59, 60, 61, 62 and 63, Block A, E.E. Meacham's North Olympic Park Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 74 and being more particularly described as follows:

Beginning at a point in the west line of Speed Street, said point being a common corner of Lots 63 and 64; thence northwardly along said west line a distance of
90.0 feet to the southeast corner of Lot 13; thence westwardly along the south line of Lots 13, 12, 11, 10, 9, 8 and 7 a distance of 100.0 feet to a point; thence southwardly a distance of 90.0 feet to the northwest corner of Lot 64; thence eastwardly along the line dividing Lots 63 and 64 a distance of 100.0 feet to the point of beginning.

PARCEL 52

     Lots 21, 22 and 23, Block 1 in Olympic Park Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 122 and being more particularly described as follows:

     Beginning at a point in the east line of Montgomery Street, said point being a common corner of Lots 20 and 21; thence southwardly along said east line a distance of 45.0 feet to the northwest corner of Lot 24; thence eastwardly along the line dividing Lots 23 and 24 a distance of 100.0 feet to the southwest corner of Lot 67; thence northwardly along the line dividing Lots 67 and 66 and 65 from Lots 21, 22, and 23 a distance of 45.0 feet to the southeast corner of Lot 20; thence westwardly along the line dividing Lots 20 and 21 a distance of
100.0 feet to the point of beginning.


                                      A14

PARCEL 53

Lots 9, 10, and 11, Block 6, Demarchville Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 72 and being more particularly described as follows:

Beginning at a point in the south line of Keel Avenue, said point being a common corner of Lots 11 and 12; thence westwardly along said south line a distance of
50.0 feet to a point; thence southwardly a distance of 120.0 feet to a point in the north line of an alley; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 12; thence northwardly along the line dividing Lots 11 and 12 a distance of 120.0 feet to the point of beginning.

PARCEL 54

Lot 17, Block 4 in Leath and Jones Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 30 and being more particularly described as follows:

     Beginning at a point in the west line of Leath Street, said point being a common corner of Lots 17 and 18; thence southwardly along said west line a distance of 50.0 feet to the northeast corner of Lot 16; thence westwardly along the line dividing Lots 16 and 17 a distance of 150.0 feet to a point in the east line of an alley; thence northwardly along said east line a distance of 50.0 feet to the southwest corner of Lot 18; thence eastwardly along the line dividing Lots 18 and 17 a distance of 150.0 feet to the point of beginning.

PARCEL 55

Lot 33, Bickford's Cedar Avenue Subdivision of a part of Lots 24 and 26 of the Weekly Tract in Shelby County, Tennessee and being more particularly described as follows:

Beginning at a point in the north lien of Cedar Street, said point being 40.0 feet eastwardly from the east line of Sixth Street; thence eastwardly along said north line a distance of 40.0 feet to the southwest corner of Lot 34; thence northwardly along the line dividing Lots 34 and 33 a distance of 140.0 feet to a point in the north boundary line of the subdivision; thence westwardly along said north line a distance of 40.0 feet to the northwest corner of Lot 32; thence southwardly along the line dividin Lots 32 and 33 a distance of 140.0 feet to the point of beginning.

PARCEL 56

The west 30 feet of Lot 3 and the east 25 feet of Lot 4 of the Caldwell Place Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 100 and being more particularly described as follows:

Beginning at a point in the northwest line of Caldwell Avenue,  said point being
188.0 feet westwardly from the west line of Seventh Street; thence westwardly along said north line a distance of 55.0 feet to a point; thence northwestwardly a distance of 140.0 feet to a point in the south line of an alley; thence eastwardly along said south line a distance of 55.0 feet to a point; thence southeastwardly a distance of 140.0 feet to the point of beginning.


                                      A15

PARCEL 57

     The east 100 feet of Lot 11, Block 6, Leath and Jones Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 30 and being more particularly described as follows:

     Beginning at a point of intersection with the west line of Dunlap Street and the north line of Orphanage Avenue; thence northwardly along said west line a distance of 50.0 feet to the southeast corner of Lot 12; thence westwardly along the line dividing Lots 11 and 12 a distance of 100.0 feet to a point; thence southwardly a distance of 50.0 feet to a point in the north line of Orphanage Avenue; thence eastwardly along said north line a distance of 100.0 feet to the point of beginning.

PARCEL 58

Lot 16, Block 4, Leath and Jones Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 30 and being more particularly described as follows:

     Beginning at a point in the west line of North Dunlap Street, said point being a common corner of Lots 15 and 16; thence northwardly along said west line a distance of 50.0 feet to a point; thence westwardly along the south line of Orphanage Avenue a distance of 150.0 feet to a point in the east line of an alley; thence southwardly along said east line a distance of 50.0 feet to the northwest corner of Lot 15; thence eastwardly along the line dividing Lots 15 and 16 a distance of 150.0 feet to the point of beginning.

PARCEL 59

Lot 16, Block 1, Leath and Jones Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 30 and being more particularly described as follows:

     Beginning at a point in the east line of North Manassas Street, said point being a common corner of Lots 7 and 8; thence northwardly along said east line a distance of 50.0 feet to the southwest corner of Lot 6; thence eastwardly along the line dividing Lots 6 and 7 a distance of 150.0 feet to point in the west line of an alley; thence southwardly along said west line a distance of 50.0 feet to the northeast corner of Lot 8; thence westwardly along the line dividing Lots 7 and 8 a distance of 150.0 fee to the point of beginning.

PARCEL 60

Lots 1 and 2, Chelsea Gardens Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 119, and being more particularly described as follows:

Beginning at a point in the east line of North Dunlap Street, said point being a common corner of Lots 2 and 3; thence southwardly along said east line a distance of 70.0 feet to a point in the south boundary line of the subdivision; thence eastwardly along said south a distance of 209.0 feet to a point in the east boundary line of the subdivision; thence northwardly along said east line a

                                      A16
distance of 70.0 feet to the southeast corner of Lot 3; thence westwardly along the line dividing Lots 2 and 3 a distance of 209.0 feet to the point of beginning.












                                      A17

WNC Housing Tax Credit Fund VI, Series 6
c/o WNC & Associates, Inc.
______________, 199__
Page 1

                       EXHIBIT B TO PARTNERSHIP AGREEMENT

                              FORM OF LEGAL OPINION



WNC Housing Tax Credit Fund VI, Series 6
c/o WNC & Associates, Inc.
3158 Redhill Avenue, Suite 120
Costa Mesa, California  92626

RE:      UNITED DEVELOPMENT CO., L.P. - 97.0

Ladies and Gentlemen:

         You have requested our opinion with respect to certain matters in connection with the investment by WNC Housing Tax Credit Fund VI, Series 6, a California limited partnership (the "Limited Partner") in UNITED DEVELOPMENT CO., L.P. - 97.0 (the "Partnership"), a Tennessee limited partnership formed to own, develop, (construct/-rehabilitate) finance and operate an apartment complex for low-income persons (the "Apartment Complex") in Memphis, Shelby, Tennessee. The general partner(s) of the Partnership (is/are) Harold E. Buehler, Sr. And Jo Ellen Buehler as (the "General Partner(s)").

         In rendering the opinions stated below, we have examined and relied upon the following:

         (i)              [Certificate of Limited Partnership];

         (ii)             [Agreement of Limited Partnership] (the "Partnership
                          Agreement");

         (iii) A preliminary reservation letter from [State Allocating Agency] (the "State Agency") dated _________, 199___ conditionally awarding $_______________ in Federal tax credits annually for each of ten years and $_______________ in California tax credits annually for each of four years for the Apartment Complex; and

         (iv) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

                                       B1

         For purposes of rendering the opinions stated below we have assumed that, in those cases in which we have not been involved directly in the preparation, execution or the filing of a document, that (a) the document reviewed by us is an original document, or a true and accurate copy of the original document, and has not been subsequently amended, (b) the signatures on each original document are genuine, and (c) each party who executed the document had proper authority and capacity.









                                       B2

WNC Housing Tax Credit Fund VI, Series 6
c/o WNC & Associates, Inc.
______________, 199__
Page 3

Based on the foregoing we are of the opinion that:


     (a) The Partnership is a limited partnership duly formed and validly existing under the laws of the State of Tennessee.

     (b) The Partnership is validly existing under and subject to the laws of Tennessee with full power and authority to own, develop, [construct/rehabilitate], finance and operate the Apartment Complex and to otherwise conduct business under the Partnership Agreement.

     (c) Execution of the Partnership Agreement by the General Partner(s) has been duly and validly authorized by or on behalf of the General Partner(s) and, having been executed and delivered in accordance with its terms, the Partnership Agreement constitutes the valid and binding agreement of the General Partner(s), enforceable in accordance with its terms.

     (d) The execution and delivery of the Partnership Agreement by the General Partner(s) does not conflict with and will not result in a breach of any of the terms, provisions or conditions of any agreement or instrument known to counsel to which any of the General Partner(s) or the Partnership is a party or by which any of them may be bound, or any order, rule, or regulation to be applicable to any of such parties of any court or governmental body or administrative agency having jurisdiction over any of such parties or over the property.

     (e) To the best of counsel's knowledge, after due inquiry, there is no litigation or governmental proceeding pending or threatened against, or involving the Apartment Complex, the Partnership or any General Partner which would materially adversely affect the condition (financial or otherwise) or business of the Apartment Complex, the Partnership or any of the Partners of the Partnership.

     (f) The Limited Partner and the Special Limited Partner have been admitted to the Partnership as limited partners of the Partnership under __________ law and are entitled to all of the rights of limited partners under the Partnership Agreement. Except as described in the Partnership Agreement, no person is a partner of or has any legal or equitable interest in the Partnership, and all former partners of record or known to counsel have validly withdrawn from the Partnership and have release any claims against the Partnership arising out of their participation as partners therein.

                                       B3

     (g) Liability of the Limited Partner for obligations of the Partnership is limited to the amount of the Limited Partner's capital contributions required by the Partnership Agreement.

     (h) Neither the General Partner(s) of the Partnership nor the Limited Partner nor the Special Limited Partner will have any liability for the Mortgage represented thereby (as those terms are defined in the Partnership Agreement, and the lender of the Mortgage Loan will look only to its security in the Apartment Complex for repayment of the Mortgage Loan.

     (i) The Partnership owns a fee simple interest in the Apartment Complex.

     (j) To the best of our actual knowledge and belief, after due inquiry, the Partnership has obtained all consents, permissions, licenses, approvals, or orders required by all applicable governmental or regulatory agencies for the development, [construction/rehabilitation] and operation of the Apartment Complex, and the Apartment Complex conforms to all applicable Federal, state and local land use, zoning, health, building and safety laws, ordinances, rules and regulations.

     (k) The Apartment Complex has obtained a preliminary reservation of low income housing tax credits ("LIHTC") from the State Agency. The final allocation of the LIHTC and ultimately eligibility of the Apartment Complex for such final allocation are subject to a series of requirements which must be met, performed or achieved at various times prior to and after such final allocation. Assuming all such requirements are met, performed or achieved at the time or times provided by applicable laws and regulations, the Apartment Complex will qualify for LIHTC.

     All of the opinions set forth above are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. We do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties or other provisions contained in any agreement. We have not examined, and we express n opinion with respect to, the applicability of, or liability under, any Federal, state or local law, ordinance or regulation governing or pertaining to environmental matters, hazardous wastes, toxic substances or the like.

                                       B4

     We express no opinion as to any matter except those set forth above. These opinions are rendered for use by the Limited Partner and its legal counsel which will rely on this opinion in connection with federal income tax opinions to be rendered by that firm. This opinion may not be delivered to or relied upon by any other person or entity without our express written consent.

Sincerely,




--------------------











                                       B5

                       EXHIBIT C TO PARTNERSHIP AGREEMENT

                           CERTIFICATION AND AGREEMENT

         CERTIFICATION AND AGREEMENT made as of the date written below by UNITED DEVELOPMENT CO., L.P. - 97.0, a Tennessee limited partnership (the "Partnership"); Harold E. Buehler, Sr. And Jo Ellen Buehler as (collectively the "General Partners"); and United Development Corporation (the "Original Limited Partner") for the benefit of WNC Housing Tax Credit Fund VI, Series 6, a California limited partnership (the "Investment Partnership"), and WNC & ASSOCIATES, INC. ("WNC").

         WHEREAS, the Partnership admitted the Investment Partnership as a limited partner thereof pursuant to an Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), and in accordance with the Seconded Amended and Restated agreement of Limited Partnership the Investment Partnership will make substantial capital contributions to the Partnership; and

         WHEREAS, the Investment Partnership and WNC have relied upon certain information and representations described herein in evaluating the merits of investment by the Investment Partnership in the Partnership;

         NOW, THEREFORE, to induce the Investment Partnership to enter into the Partnership Agreement and become a limited partner of the Partnership, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership, the General Partner and the Original Limited Partner hereby agree as follows for the benefit of the Investment Partnership and WNC.

     1. Representations, Warranties and Covenants of the Partnership, the General Partner and the Original Limited Partner

         The Partnership, the General Partner and the Original Limited Partner jointly and severally represent, warrant and certify to the Investment Partnership and WNC that, with respect to the Partnership, as of the date hereof:

                  1.1 The Partnership is duly organized and in good standing as a limited partnership pursuant to the laws of the state of its formation with full power and authority to own its apartment complex (the "Apartment Complex") and conduct its business; the Partnership, the General Partner and the Original Limited Partner have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Partnership, the General Partner and the Original Limited Partner have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of

                                       C1
its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Partnership or any General Partner or Original Limited Partner is bound or any law, regulation, judgment, decree or order applicable to the Partnership or any General Partner or Original Limited Partner or any of their respective properties; this Certification and Agreement constitutes the valid and binding agreement of the Partnership, the General Partner and the Original Limited Partner, enforceable against each of them i accordance with its terms.

     1.2 The General Partner has delivered to the Investment Partnership, WNC or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Partnership. All factual information provided to the Investment Partnership, WNC or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fac required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

     1.3 Each of the representations and warranties contained in the Partnership Agreement is true and correct as of the date hereof.

     1.4 Each of the covenants and agreements of the Partnership and the General Partner contained in the Partnership Agreement has been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

     1.5 All conditions to admission of the Investment Partnership as the investment limited partner of the Partnership contained in the Partnership Agreement have been satisfied.

     1.6 No default has occurred and is continuing under the Partnership Agreement or any of the Project Documents (as such term is defined in the Partnership Agreement) for the Partnership.

     1.7 The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

     1.8 The General Partner agrees to take all actions necessary to claim the Projected Tax Credit, including, without limitation, the filing of Form(s) 8609 with the Internal Revenue Service.

                                       C2

     1.9 No person or entity other than the Partnership holds any equity interest in the Apartment Complex.

     1.10 The Partnership has the sole responsibility to pay all maintenance and
operating   costs,   including  all  taxes  levied  and  all  insurance   costs,
attributable to the Apartment Complex.

     1.11 The Partnership, except to the extent it is protected by insurance and excluding any risk borne by lenders, bears the sole risk of loss if the Apartment Complex is destroyed or condemned or there is a diminution in the value of the Apartment Complex.

     1.12 No person or entity except the Partnership has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Complex.

     1.13 No General Partner is related in any manner to the Investment Partnership, nor is any General Partner acting as an agent of the Investment Partnership.

     2. Miscellaneous

     2.1 This Certification and Agreement is made solely for the benefit of the Investment Partnership and WNC, and their respective successors and assignees, and no other person shall acquire or have any right under or by virtue of this Agreement.

     2.2  This   Certification   and   Agreement  may  be  executed  in  several
counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

     2.3 Capitalized terms used but not defined in this Certification Agreement shall have the meanings given to them in the Partnership Agreement.


                                       C3

UNI60_1.DOC

         IN WITNESS WHEREOF, this Certificate and Agreement is made and entered into as of the day of ____________, 1998.

PARTNERSHIP

UNITED DEVELOPMENT CO., L.P. - 97.0




By:      _________________________
         Harold E. Buehler, Sr., as General Partner


By:      _________________________
         Jo Ellen Buehler, as General Partner


GENERAL PARTNER


By:      _________________________
         Harold E. Buehler, Sr., as General Partner

By:      _________________________
         Jo Ellen Buehler, as General Partner

ORIGINAL LIMITED PARTNER

United Development Corporation


By:      ___________________________
         Harold E. Buehler, Sr.,
         President





UNI60_1.DOC

                                       C4

                     EXHIBIT D TO THE PARTNERSHIP AGREEMENT

                          GENERAL PARTNER CERTIFICATION

         This General Partner Certification is being issued to WNC Housing Tax Credit Fund VI, Series 6 ("Limited Partner") by Harold E. Buehler, Sr. And Jo Ellen Buehler, collectively the General Partner of UNITED DEVELOPMENT CO., L.P.
- 97.0, a Tennessee  limited  partnership  ("Partnership")  in  accordance  with
Section 7.2 of the Second Amended and Restated Agreement of Limited Partnership of the Partnership ("Partnership Agreement").

         Capitalized  terms  used  but  not  defined  in  this  General  Partner
Certification  shall  have  the  meanings  given  to  them  in  the  Partnership
Agreement.

     WHEREAS, the Limited Partner is scheduled to make a Capital Contribution to the Partnership;

         WHEREAS, the Partnership Agreement requires the General Partner to issue this Certification prior to the Limited Partner's payment; and

         WHEREAS, the Limited Partner shall rely on this Certification in evaluating the continued merits of its investment in the Partnership;

         NOW, THEREFORE, to induce the Limited Partner to make its scheduled Capital Contribution to the Partnership, the General Partner represents and warrants to the Limited Partner that the following are true and correct as of the date written below.

     (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

     (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any provisions thereof.

     (c) Improvements will be completed in a timely and workerlike manner in accordance with all applicable requirements of all appropriate governmental entities and the plans and specifications of the Project, as such plans and specifications may be changed form time to time with the approval of SouthTrust Bank, N.A.- Memphis and any applicable governmental entities.

                                       D1

     (d) The Project is being operated in accordance with standards and procedures which are prudent and customary for the operation of properties similar to the Project.

     (e) Additional Improvements on the Project, if any, shall be completed substantially in conformity with plans and specifications approved by the Special Limited Partner.

     (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

     (g) The Partnership is in compliance with all construction and use codes applicable to the Project and is not violation of any zoning, environmental or similar regulations applicable to the Project.

     (h) All appropriate public utilities, including sanitary and storm sewers, water, gas and electricity, are currently available and will be operating properly for all units in the Project at the time of first occupancy and throughout the term of the Partnership.

     (i) The Partnership has obtained Insurance written by an Insurance Company.

     (j) The Partnership owns the fee simple interest in the Project.

     (j)  The  Partnership   will  require  the  Accountant  to  depreciate  the
Improvements over a 27.5 year term.

     (k) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

     (l) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Project and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Project. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Project. The General Partner covenants that the Project shall be kept free of Hazardou Materials and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials, except in connection with the normal maintenance and operation of any portion of the Project. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials and shall keep, or cause to be kept, the Project free and


                                       E2
clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner must promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Project, any Improvements constructed on the Project, or the soil, groundwater or soil vapor,
(4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Project.

     (m) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition to, the provisions of this Agreement.

     (n) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

     (o) No charges, liens or encumbrances exist with respect to the Project other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the title policy for the Project.

     (p) The buildings on the Project site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31 of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Project will satisfy the Minimum Set-Aside Test.

     (q) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any authority.

     (r) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution and other than those funds to be reimbursed by the Initial Capital Contribution, and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof.

     (s) No event has occurred which constitutes a default under any of the Project Documents.

                                       E3

     (t) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if all or a portion of a Limited Partner' agreed upon Capital Contributions are used to satisfy the Partnership's obligations to creditors of the Partnership and such action by the General Partner is otherwise authorized under this Agreement and; provided further, however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

         (u) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Project, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Project; or (2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Project; provided, however, the foregoing does not apply to matters of general applicability which would adversely affect the Partnership, the General Partner, Affiliates of the General Partner or the Project only insofar as they or any of them are part of the general public.

     (v) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

     (w) The General Partner and/or an acceptable guarantor has and shall maintain a net worth equal to at least $1,000,000, of which $100,000 shall be maintained as liquid assets computed in accordance with generally accepted accounting principles.





UNI60_1.DOC

                                       E4

         IN WITNESS WHEREOF, the undersigned have set their hands to this General Partner Certification this day of _________, 1998.



By:      _____________________________
         Harold E. Buehler, Sr., as General Partner


By:      _____________________________
         Jo Ellen Buehler, as General Partner









UNI60_1.DOC


                                       E5

                          EXHIBIT F TO THE PARTNERSHIP

                           [ACCOUNTANT'S CERTIFICATE]
                            [Accountant's Letterhead]



_______________, 199____


WNC Housing Tax Credit Fund VI, Series 6
c/o WNC & Associates, Inc.
3158 Redhill Ave., Suite 120
Costa Mesa, California 92626

RE:  Partnership
     Certification as to Amount
     of Eligible Tax Credit Base

Gentlemen:

In connection with the acquisition by WNC Housing Tax Credit Fund VI, Series 6 (the "Limited Partner") of a limited partnership interest in UNITED DEVELOPMENT CO., L.P. - 97.0, a Tennessee limited partnership (the "Partnership") which owns a certain parcel of land located in Memphis, Shelby County, Tennessee and improvements thereon (the "Project"), the Limited Partner has requested our certification as to the amount of low-income housing tax credits ("Tax Credits") available with respect to the Project under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). Based upon our review of [the financial information provided by the Partnership] of the Partnership, we are prepared to file the Federal information tax return of the Partnership claiming annual Tax Credits in the amount of $_______________, which amount is based on an eligible basis (as defined in Section 42(d) of the Code) of the Project of $________________, a qualified basis (as defined in Section 42(c) of the Code) of th Project of $_________________ and an applicable percentage (as defined in Section 42(b) of the Code) of _____%.

Sincerely,


-------------------------






                                       F1

                     EXHIBIT F TO THE PARTNERSHIP AGREEMENT

                           [CONTRACTOR'S CERTIFICATE]
                            [Contractor's Letterhead]

_______________, 199____

WNC Housing Tax Credit Fund VI, Series 6
c/o WNC & Associates, Inc.
3158 Redhill Avenue
Suite 120
Costa Mesa, California 92626

Re: UNITED DEVELOPMENT CO., L.P. - 97.0

Dear Ladies and Gentlemen:

     The undersigned Harold E. Buehler, Sr., (hereinafter referred to as "Contractor"), has furnished or has contracted to furnish labor, services and/or materials (hereinafter collectively referred to as the "Work") in connection with the improvement of certain real property known as __________________
located  in  Memphis,  Shelby  County,   Tennessee  (hereinafter  known  as  the
"Project").

Contractor makes the following representations and warranties regarding Work at the Project.

     Work on said Project has been performed and completed in accordance with the plans and specifications for the Project.

     Contractor acknowledges that all amounts owed pursuant to the contract for Work performed for UNITED DEVELOPMENT CO., L.P. - 97.0 is paid in full.

     Contractor acknowledges that UNITED DEVELOPMENT CO., L.P. - 97.0 is not in violation with terms and conditions of the contractual documents related to the Project.

     Contractor warrants that all parties who have supplied Work for improvement of the Project have been paid in full.

     Contractor acknowledges the contract to be paid in full and releases any lien or right to lien against the above property.

The undersigned has personal knowledge of the matters stated herein and is authorized and fully qualified to execute this document on behalf of the Contractor.


                            (NAME OF COMPANY)

                            By:_________________________________________

                            Title:________________________________________

                          EXHIBIT G TO THE PARTNERSHIP

                              REPORT OF OPERATIONS

                 QUARTER ENDED:____________________________,199X

-------------------------------------       -----------------------------------
LOCAL PARTNERSHIP:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
GENERAL PARTNER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
PROPERTY NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
                                            -----------------------------------
-------------------------------------       -----------------------------------
RESIDENT MANAGER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
ACCOUNTANT:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
FIRM:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------

------------------------------------        -----------------------------------
MANAGEMENT COMPANY
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
ADDRESS:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CITY, STATE, ZIP:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
PHONE:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
CONTACT:
-------------------------------------       -----------------------------------

-------------------------------------------------------------------------------

                              OCCUPANCY INFORMATION


A. Number of Units_____ Number of RA Units_____ Number of Section 8 Tenants ____


B. Occupancy for the Quarter has: Increased ____ Decreased_____
                                  Remained the Same _____


C. Number of:  Move-Ins ______   Move-Outs __________   % of Occupancy ______


D. Average length of tenant residency:   1-6 months ______   6-12 months ______

                                         1-3 years  ______   Over 4 years_____

E. Number of Basic rent qualified applicants on waiting list:  ________

F. If the apartments are less than 90% occupied, please explain why and describe what efforts are being made to lease-up remaining units.

 ___________________________________________________________________________

G. On site manager:   Full Time__________  Part Time____________.

   If part-time, the number of hours per week_____________.

                             OPERATIONAL INFORMATION

                Rent Schedule and Increases from Previous Quarter


                       Number     Monthly Rent         Rent Increases  Effective
                       of Units   Basic / Market    Amount    Percent    Date


1 Bedroom              ________   ______________    _________________  ________

2 Bedroom              ________   ______________    _________________  ________

3 Bedroom              ________   ______________    _________________  ________


                              PROPOSED MAINTENANCE


                                       Completed        Funded by
   Type                Description        or            Operations or    Amount
                                        Planned         Reserves
------------------------------------------------------------------------------
Interior Painting
------------------------------------------------------------------------------
Exterior Painting
------------------------------------------------------------------------------
Siding
------------------------------------------------------------------------------
Roofing
------------------------------------------------------------------------------
Drainage
------------------------------------------------------------------------------
Paving
------------------------------------------------------------------------------
Landscaping
------------------------------------------------------------------------------
Playground
------------------------------------------------------------------------------
Community Room
------------------------------------------------------------------------------
Laundry Room
------------------------------------------------------------------------------
Common Areas
------------------------------------------------------------------------------
Carpet
------------------------------------------------------------------------------
Appliances
------------------------------------------------------------------------------
Lighting
------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Please describe in detail any major repairs:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                              CONDITION OF PROPERTY

THE OVERALL APPEARANCE OF THE BUILDING(S) IS:

Excellent                  Good                     Fair                Bad


THE OVERALL APPEARANCE OF THE GROUNDS IS:

Excellent                  Good                     Fair                 Bad


EXTERIOR CONDITION (Please Check Appropriate Box)
------------------------------------------------------------------------------
Type of Condition        Excellent       Good          Fair    Problems/Comments
------------------------------------------------------------------------------
Signage
-------------------------------------------------------------------------------
Parking Lots
-------------------------------------------------------------------------------
Office/Storage
-------------------------------------------------------------------------------
Equipment
-------------------------------------------------------------------------------
Community Building
-------------------------------------------------------------------------------
Laundry Room
-------------------------------------------------------------------------------
Benches/Playground
-------------------------------------------------------------------------------
Lawns, Plantings
-------------------------------------------------------------------------------
Drainage, Erosion
-------------------------------------------------------------------------------
Carports
-------------------------------------------------------------------------------
Fences
-------------------------------------------------------------------------------
Walks/Steps/Guardrails
-------------------------------------------------------------------------------
Lighting
-------------------------------------------------------------------------------
Painting
-------------------------------------------------------------------------------
Walls/Foundation
-------------------------------------------------------------------------------
Roof/Flashing/Vents
-------------------------------------------------------------------------------
Gutters/Splashblocks
-------------------------------------------------------------------------------
Balconies/Patios
-------------------------------------------------------------------------------
Doors Windows/Screens
-------------------------------------------------------------------------------
Elevators
-------------------------------------------------------------------------------


INTERIOR CONDITION
-------------------------------------------------------------------------------
Stairs
-------------------------------------------------------------------------------
Flooring
-------------------------------------------------------------------------------
Doors/Cabinets/Hardware
-------------------------------------------------------------------------------
Drapes/Blinds
-------------------------------------------------------------------------------
Interior Painting
-------------------------------------------------------------------------------
Refrig/Stoves/Sinks
-------------------------------------------------------------------------------
Bathroom/Tubs/Showers
    Toilets
-------------------------------------------------------------------------------

                                FINANCIAL STATUS

A. Replacement Reserve is: Fully-funded Under-funded Amount (complete attached schedule)
       Tax/Insurance Escrow is: Fully-funded Under-funded Amount (complete attached schedule)
       Property is operating at a:    Surplus       Deficit         Amount

       If deficit, General Partner funding?        Yes        No      Amount

       Mortgage Payments are:   On Schedule        Delinquent        Amount

       Are the taxes current?          Yes                                No
       (please provide copy of paid tax bill)
       Is the insurance current?       Yes             No          Renewal Date
       (please provide copy of yearly renewal)
B.     Please note and explain any significant changes in the following:


       Administrative Expense   Increase        Decrease            Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Repairs/Maintenance Expense      Increase    Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Utility Expense        Increase          Decrease             Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Taxes/Insurance Expense    Increase       Decrease            Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------


C.     Do you anticipate making a return to owner distribution?   Yes      No


       Explanation:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

D.     Please explain in detail any change in the financial condition:

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
E.     Any insurance claims files?  Yes______   No______
       If yes, please explain:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

                              SCHEDULE OF RESERVES

                            Replacement    Tax & Insurance    Other      Total

Beginning Balance:

Deposits:

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

Total Deposits
                          -----------       ----------       -------    -------
Authorized Disbursements:
       Description:

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

Total Disbursements:     -----------        ----------       --------    ------

Ending Balance: (1)      -----------        ----------       --------    ------

Required Balance:        -----------        ----------       --------    ------

Over/under funding:      -----------        ----------       --------    ------

(1) Must agree with amount shown on the balance sheet.



Prepared By:                                                Date:
-------------------------------------------------------------------------------
Firm:                                                       Telephone:
-------------------------------------------------------------------------------

Reminder: Please include the following documents:

              1. Completed Report of Operations
              2. Balance Sheet
              3. Statement of Income & Expenses
              4. Rent roll for quarter ending
              5. Tax Credit Compliance Report

                          INITIAL TENANT CERTIFICATIONS
                                 PARTNERSHIP NAME

Fund:          Tax Credit Set-Asides Information:  Loan/Regulatory Set-Asides:
Property Name: [ ] 20/50 or [  ] 40/60 Election
Address:       Does the 51% average apply? [  ] Y [  ] N
               Deeper Set-Aside __% @ 50% AMI

County:
                               Management Company
[ ] Multi-Family                                    Contact Person:
[ ] Elderly

  24 Number of Units                                Phone #

     Number of Exempt
     Units
LIHTC Project#

-----------------------------------------------------------------------------
                                                                Gross   Move-In
Unit  First Time   Move-In  No. of                      No. in Income   Income
No.   Tenant Name  Date     Bdrms  Sq. Ft.   Set-Aside  Unit   Move-In  Limits
-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy Date:
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     BIN #          Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     BIN #           Certificate of Occupancy Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME
(CONTINUED)

Tenant                                                            Tenant
Income       Income         Asset      Unit   Rent      Tenant    Utility
Qualified Verification  Verification   Rent   Subsidy   Payment   Allowance

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME
(CONTINUED)

     Tenant                   Tenant            Overall
Gross     Maximum             Rent              Tenant
Rent      Rent                Qualified         Eligible

-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                                  PROPERTY NAME


Quarter Ending: Tax Credit Set-Asides Information:  Loan/Regulatory Set-Asides:
                [  ] 20/50 or [  ] 40/60 Election
                Does the 51% average apply? [  ] Y [  ] N
                Deeper Set-Aside : ( List Details)



County:    Allocation:                                 Management Company:

           Pre-1990 (Rent based on number of persons)  Contact Person:
           Elected to change No. Bedrm
           Post-1989 (Based on number of Bedroom)

[  ] Multi-Family  [  ] Elderly                         Phone No.

      Number of Units
      Number of Exempt Units                            Fax No.
                                                        Prepared by:

LIHTC Project#
-----------------------------------------------------------------------------
                                                          Gross    Annual
Unit   Tenant    Move-In   No. Of   Inc.   Set-  No. In   Annual   Income
No.    Name      Date      Bdrms    Pct.  Aside  Unit     Income   Limits
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT
                                  PROPERTY NAME
(CONTINUED)


Annual  Tenant                                   Less
Recert.  Income      Income     Assets   Unit    Rent     Tenant
Date   Qualified   Verified   Verified   Rent  Subsidy   Payment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

        Tenant              Tenant     Overall
Utility   Gross   Maximum    Rent       Tenat
Allow.    Rent    Rent    Qualified    Eligible

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       Tenant Tax Credit Compliance Audit
                         Document Transmittal Checklist

Unit Number          Property Name                                   Date


Tenant Name                                               Completed By:


Initial  _________        Annual________
  Check Box for Type of Certification         Management Company
                                                 This Section For WNC Use Only
Check Documents Being Sent
                                                          Received.  Reviewed
___Internal Checklist or worksheet
___Initial - Rental Application/Rental Agreement
___Initial - Questionnaire of Income/Assets
___Recertification   -  Questionnaire  of  Income/Assets
___Recertification  -   Addendum  to  Lease
___Employment Verification
___Employment Termination Verification
___Military  Verification
___Verification  of  Welfare  Benefits
___Verification of Social Security Benefits
___Verification   of   Disability    Benefits
___Unemployment    Verification
___Verification   of   Unemployment   Compensation
___Verification   Worksmen Compensation
___Retirement/Annuities  Verification
___Verification of Veterans Pension
___Verification  of Child Support
___Verification  of Alimony  Support
___Disposed  of  Assets  Last  2 yrs.
___Real  Estate
___Investment
___Assets Verifications  (savings,  stocks etc.)
___Trusts/with Current Tax Return
___Lump Sum Settlements
___Notarized Affidavit of Support
___Certification of Handicap
___Notarized  Self-Employed-Tax  Return
___Notarized  statement  of  no  income
___Tenant Certification
------------------------------------------------------------------------------
                                   This Section For WNC Use Only

         YES  NO
                     Are all required forms completed?
                     Are all required forms dated?
                     Did the Manager and Tenant sign all documents?
                     Third party verification of income completed?
                     Third party verification of assets completed?
                     Are verifications completed for all members 18 yrs. and over?
                     Did all the members of the household 18 yrs. and over sign all documents?
                     Is lease completed with a minimum of six months/ SRO monthly?
                     Addendum completed?
                     Tenant Certification completed?
                     Are all members of the household full-time students?
                     Is utility allowance correct?
                     Is correct income limit being used?
                     Is correct rent limit being used?

                       For tenants with no income

                     Was notarized statement of no income obtained with tax return?
                     or Were all sources verified (AFDC, Unemployment,
                        Soc. Sec., Disability)?

                        TAX CREDIT COMPLIANCE MONITORING:
                              ANNUAL CERTIFICATION

     As General Partner of UNITED DEVELOPMENT CO., L.P. - 97.0, I hereby certify as to the following:

     1. UNITED DEVELOPMENT CO., L.P. - 97.0 owns a 60 unit project ("Project") in Memphis, Shelby, Tennessee .

     2. An annual income certification (including supporting documentation) has been received from each tenant. The income certification reflects that the tenant's income meets the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Internal Revenue Code ("Code").

     3. The Project satisfies the requirements of the applicable minimum set aside test as defined in Section 42(g)(1) of the Code.

     4. Each unit within the Project is rent restricted as defined in Section 42(g)(2)of the Code.

     5. Each unit in the Project is available for use by the general public and not for use on a transient basis.

     6. Each building in the Project is suitable for occupancy in accordance with local health, safety, and building codes.

     7. During the preceding calendar year, there had been no change in the eligible basis, as defined in Section 42(d)of the Code, of any building within the Project.

     8. All common area facilities included in the eligible basis of the Apartment Complex are provided to the tenants on a comparable basis without a separate fee to any tenant in the Project.

     9. During the preceding calendar year when a unit in the Project became vacant reasonable attempts were made to rent that unit to tenants whose incomes met the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code and while that unit was vacant no units of comparable or smaller size were rented to tenants whose income did not meet the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code.

     10. If the income of a tenant in a unit increased above the limit allowed in Section 42 (g)(2)(D)(ii), then the next available unit of comparable or smaller size was rented to tenants whose incomes met the income limitation applicable to the Project pursuant to Section 42(g)(1) of the Code.

     IN VERIFICATION OF THE FOREGOING ENCLOSED HEREWITH IS A COPY OF THE ANNUAL INCOME CERTIFICATION RECEIVED FROM EACH TENANT IN THE PROJECT. UPON REQUEST I WILL PROVIDE COPIES OF ALL DOCUMENTATION RECEIVED FROM THE TENANT TO SUPPORT THAT CERTIFICATION.

         I declare under penalty of perjury under the law of the State of Tennessee that the foregoing is true and correct.


       Executed this     day of            at              ,                  .

                      Calculation of Debt Service Coverage



                                Month 1        Month 2        Month 3
                              ------------   ------------   ------------

                INCOME


Gross Potential Rent

Other Income
Vacancy      Loss
Adjusted Gross Income
                             ------------   ------------   ------------


                                OPERATING EXPENSES


Utilities
Maintenance
Management Fee
Administration

Insurance

Real Estate Taxes

Other Expenses

Total Operating Expenses
                             ------------   ------------   ------------


Net Operating Income (1)
Accrual adjustments for:

             R/E Taxes
             Insurance

             Tax/ Accounting
             Other
Replacement Reserves


Income for DSC Calculation
                             ============  =============  ============


Stabilized Debt Service
                             ------------   ------------   -------------

Debt Service Coverage (2)
                             ------------   ------------   -------------


             Please submit this form along with the following supporting documentation:

             Monthly Financial Reports (income statement, balance sheet, general ledger and rent rolls)

             Operating Budget Copies of bank statements.



             (1) This number should reconcile easily with the monthly financial statements

             (2) The ratio between the Income for DSC calculation and
Stabilized Debt Service.    As example, a 1.15 DSC means that for every $1.00
of Stabilized Debt Service required to be paid there must be $1.15 of Net Operating Income available.

                            DEVELOPMENT FEE AGREEMENT


         This DEVELOPMENT FEE AGREEMENT ("Agreement"), is entered into as of the date written below by and between United Development Corporation ("Developer") and United Development Co. L.P. - 97.0, a Tennessee limited partnership ("Owner"). Developer and Owner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

     A. Owner has acquired the real property located in Memphis, Shelby County, Tennessee, as more particularly described in Exhibit A attached hereto and incorporated herein (the "Real Property").

     B. Owner intends to develop on the Real Property as a 60 unit low-income rental housing complex and other related improvements, which is intended to qualify for federal low-income housing tax credits (the "Project").

     C. Prior to the date of this Agreement Developer has performed substantial development services with respect to the Project as specified in Section 2.3 of this Agreement. Developer also oversaw the development of the Project until all construction work was completed and provided certain services relating thereto. The Parties recognize and acknowledge that the Developer is, and has been, an independent contractor in all services rendered to, and to be rendered to, the Owner pursuant to thi Development Fee Agreement.

     D. Owner desires to commit its existing development agreement with Developer into writing through this Development Fee Agreement for Developer's services to the Project. Developer desires to commit its existing development agreement with Owner into writing through this Development Fee Agreement and Developer is willing to assign all development rights to the Project to Owner, to undertake performance of such development services, and to fulfill all obligations of the Developer set forth in this Agreement, in consideration of Owner's restated promise to pay to Developer the fee specified in this Agreement.

         NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Developer agree as follows.

                                    SECTION I
                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall, when capitalized, have the following meanings:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Department" means the Tennessee agency responsible for the reservation and allocation of Tax Credits.

         "Development Fee" means the fee for development  services  described in
Section 2 of this Agreement.

         "Partnership Agreement" shall mean the Second Amended and Restated Agreement of Limited Partnership of UNITED DEVELOPMENT CO., L.P. - 97.0, a Tennessee limited partnership, which Partnership Agreement is incorporated herein by this reference. Any terms capitalized but not defined herein shall have the meaning ascribed in the Partnership Agreement.

         "Tax Credits" means the low-income housing tax credits found in Section 42 of the Code, and all rules, regulations, rulings, notices and other promulgation's thereunder.

                                    SECTION 2
                     ENGAGEMENT OF DEVELOPER; FEE; SERVICES

     2.1 Engagement Term. Owner hereby confirms the engagement of Developer to act as developer of the Project, and to perform the various covenants and obligations of the Developer under this Agreement. Developer hereby confirms and accepts such engagement and agrees to perform fully and timely each and every one of its obligations under this Agreement. The term of such engagement shall commence on the date hereof and subject to the pre-payment provisions of Section 3 shall expire on December 31, 2009.

     2.2 Development Fee. In consideration of Developer's prior activities and Developer's agreement to provide development services during the term of this Agreement, Owner agrees to pay to the Developer a Development Fee in an amount equal to 6.99% of the total eligible basis (acquisition plus rehabilitation, new construction) before the addition of the fees and the high cost adjustment, which is approximately $200,000.

         2.3      Development Services.

     (a) Prior Services. Owner acknowledges that Developer has, prior to the date hereof, performed substantial development services relating to the Project. Such services (the "Prior Services") have included the following.

                  (A) Developer has located, negotiated and closed on the purchase of the Real Property.

                  (B) Developer has made an application for Tax Credits to the Department.

                  (C) Developer has negotiated, conferred and worked with the Department to obtain a reservation of Tax Credits for the Owner on the Project.

                  (D) Developer has negotiated, conferred and worked with the Department to obtain an allocation of Tax Credits for the Owner on the Project.

                  (E)  Developer   has   negotiated   and  conferred   with  the
environmental engineer to provide a full environmental evaluation of the Real Property.

                  (F) Developer has negotiated and conferred with a market analyst to provide a full market feasibility study of the Project.

                  (G) Developer has negotiated, conferred and caused the Owner to execute an architectural contract for the planning and design of the Project.

                  (H) Developer has created, refined and analyzed the financial projections for the Project.

     (I) Developer has negotiated, conferred, and worked with the Project architects, engineers and Contractor with regard to preparation, refinement, and finalization of the plans and specifications for the Project, and projected construction schedules and costs.

     (J) Developer has applied for zoning approvals, land use approvals and development permits necessary for the Project, and has conferred and worked with the City of Memphis planning and building agencies with regard to such approvals and permits.

     (K) Developer has negotiated and conferred with the construction lender to obtain the construction loan.

                  (L) Developer has negotiated and conferred with an insurance carrier to provide a builder's risk policy during construction.

         Developer hereby agrees to have performed the following development services for and as an agent of Owner.

     (1) Construction and Development Matters. Developer oversaw construction of the Project on Owner's behalf, as provided in this Section 2.3(b)(1). Owner has allowed Developer full access to the Project during the construction period. Developer and Developer's agents performed their work in a manner that minimized interference with the management and operation of the Project.

                           (A) Developer exerted its best efforts to ensure that
the Contractor performed its obligations under the construction documents in a diligent and timely manner.

                           (B) Developer  participated in and provide assistance
with regard to pre-construction conferences and pre-construction documents, including drawings, specifications, contracts, and schedules.

                           (C) Developer  reviewed all  construction  documents,
identified construction issues and participated in the resolution of such issues.

     (D) Developer attended construction progress meetings at the Project site to monitor construction progress and advised Owner and the Contractor with respect to the resolution of construction issues.

     (E) Developer reviewed the Contractor's monthly pay applications.

     (F) Developer monitored the Contractor's progress with respect to the approved Project schedule and kept the Owner informed of all pertinent Project issues and construction progress.

     (G) Developer advised Owner with respect to relations with engineers, architects, and other construction professionals.

     (H) Developer was available for immediate response in critical situations that arose during the construction of the Project.

     (I) Developer coordinated relations with the City of Memphis and other governmental authorities having jurisdiction over development of the Project.

     (2) Tax Credit Matters. From the date hereof through the completion of construction of the Project, the Developer provided the following services to owner with regard to the Tax Credits which services did not constitute the rendering of legal or tax advice:

                           (A)  Developer   consulted   with  and  advise  Owner
concerning construction issues that could affect the amount of Tax Credits for which the Project is eligible.

                           (B) Developer consulted with and advised Owner with
respect to the requirements of the Department as they relate to the construction and development of the Project.

                           (C) Developer  monitored  construction  progress with
respect to the Project schedule agreed to with the Department, if any.

                           (D) Developer  coordinated  and  participated  in any
conferences with the Department related to the Project and construction matters.

     (c) Assignment of Development Rights. Developer hereby assigns to Owner all rights to the development of the Project, including but not limited to, all tangible and intangible rights arising with respect to the name United Development Co., L.P.-97.0, the design of the Project, the plans and specifications for the Project and all rights arising under the agreements with Project architects, engineers and other Project design and construction professionals.

                                    SECTION 3
                            DEVELOPMENT FEE PAYMENTS

         The Development Fee shall be paid to the Developer from Capital Contribution payments received by the Owner in accordance with Section 9.2(b) of the Partnership Agreement. If the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then the balance of the Development Fee shall be paid from available Net Operating Income in accordance with the terms of Section 11.1 of the Partnership Agreement, but in the event later than December 31, 2009. Also, if the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then the unpaid portion shall accrue interest at a rate equal to the 5-year Treasury money rate in effect as of the date of the last Capital Contribution payment referenced in Section 7.2(b) of this Agreement.

                                    SECTION 4
                                   TERMINATION

     Neither Party to this Agreement shall have the right to terminate this Agreement prior to the expiration of the term without cause. Owner may terminate this Agreement without further liability, for cause, which shall mean any one of the following:

     (a) a material breach by Developer of its obligations under this Agreement that is not cured within thirty (30) days after notice thereof (or, as to any non-monetary obligations that is not reasonably capable of cure within 30 days, and provided that cure is commenced within 10 days of notice and diligently pursued thereafter to completion, within such time as may reasonably be necessary to complete such cure);

     (b) a fraudulent or intentionally incorrect report by Developer to Owner with respect to the Project; or

     (c) any intentional misconduct or gross negligence by Developer with respect to its duties under this Contract.

         Upon proper  termination  of this  Agreement by Owner  pursuant to this
Section 4, all rights of Developer to receive unearned Development Fees pursuant to this Agreement with respect to services not yet performed shall terminate. Developer shall receive the full Development Fee for Prior Services and shall receive a portion of the Development Fee for Future Services based on the percentage of completion of construction of the Project at the time of termination. Nothing in this Section 4 shall be deemed to prevent Owner from bringing an action against Developer to recover fully all damages resulting from any of the causes set forth in paragraphs (a), (b) or (c) above, or to prevent Owner from contending in any action or proceeding that the Future Services were not earned by Developer.

                                    SECTION 5
                               GENERAL PROVISIONS

         5.1 Notices. Notices required or permitted to be given under this Agreement shall be in writing sent by registered or certified mail, postage prepaid, return receipt requested, to the Parties at the following addresses, or such other address as is designated in writing by the Party, the date of registry thereof, or the date of certification receipt therefor being deemed the date of such notice; provided, however, that any written communication containing such information sent to a Party actually received by a Party shall constitute notice for all purposes of this Agreement.

If to Developer:           United Development Corporation
                           2531 Broad Ave.
                           Memphis, Tennessee 38112

If to Owner:               United Development Co.,L.P.- 97.0
                           2531 Broad Ave.
                           Memphis, Tennessee 38112


         5.2  Interpretation.

     (a) Headings. The section headings in this Agreement are included for convenience only; they do not give full notice of the terms of any portion of this Agreement and are not relevant to the interpretation of any provision of this Agreement.

     (b) Relationship of the Parties. Neither Party hereto shall be deemed an agent, partner, joint venture, or related entity of the other by reason of this Agreement and as such neither Party may enter into contracts or agreements which bind the other Party.

     (c) Governing Law. The Parties intend that this Agreement shall be governed by and construed in accordance with the laws of the state of Tennessee applicable to contracts made and wholly performed within Tennessee by persons domiciled in Tennessee.

     (d) Severability. Any provision of this Agreement that is deemed invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Agreement.

     5.3 Integration; Amendment. This Agreement constitutes the entire agreement of the Parties relating to the subject matter hereof. There are no promises, terms, conditions, obligations, or warranties other than those contained herein. This Agreement supersedes all prior communications, representations, or agreements, verbal or written, among the Parties relating to the subject matter hereof. This Agreement may not be amended except in writing.


     5.4 Attorney' Fees. If any suit or action arising out of or related to this Agreement is brought by any Party to any such document, the prevailing Party shall be entitled to recover the costs and fees (including without limitation reasonable attorneys' fees and costs of experts and consultants, copying, courier and telecommunication costs, and deposition costs and all other costs of discovery) incurred by such Party in such suit or action, including without limitation to any post-trial or appellate proceeding.

     5.5 Binding Effect. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Parties hereto and their respective successors, heirs, and permitted assigns.

     5.6 Assignment. Neither Party may assign this Agreement without the consent of the other Party. No assignment shall relieve any Party of liability under this Agreement unless agreed in writing to the contrary.

     5.7 Third-Party Beneficiary Rights. No person not a Party to this Agreement is an intended beneficiary of this Agreement, and no person not a Party to this Agreement shall have any right to enforce any term of this Agreement.

     5.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the Parties, notwithstanding that all Parties are not signatories to the same counterpart.

     5.9 Further Assurances. Each Party agrees, at the request of the other Party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers or rights contemplated herein or otherwise to confirm or carry out the provisions of this Agreement.

     5.10 Mandatory Arbitration. Any person enforcing this Agreement may require that all disputes, claims, counterclaims, and defenses ("Claims") relating in any way to this Agreement or any transaction of which this Agreement is a part (the "Transaction"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of the U.S. Code. All claims will be subject to the statutes of limitation applicable if they were litigated.

     If arbitration occurs, one neutral arbitrator will decide all issues unless either Party's Claim is $100,000.00 or more, in which case three neutral arbitrators will decide all issues. All arbitrators will be active Tennessee State Bar members in good standing. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

     If either Party institutes any judicial proceeding relating to the Transaction, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, both Parties have the right before, during, and after any arbitration to exercise any of the following remedies, in any order or concurrently: (i) setoff, (ii) self-help repossession, (iii) judicial or non-judicial foreclosure against real or personal property collateral, (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery, and repletion.

         This arbitration clause cannot be modified or waived by either Party except in a writing that refers to this arbitration clause and is signed by both Parties.





UNI60_1.DOC

         IN WITNESS WHEREOF, the Parties have caused this Development Fee Agreement to be executed as of ___________________, 1998.

DEVELOPER:                          UNITED DEVELOPMENT CORPORATION


                                    By:      __________________________________
                                             Harold E. Buehler, Sr. President



OWNER:                              United Development Co., L.P.-       97.0


                                    By:      ___________________________
                                             Harold E. Buehler, Sr., as
                                             General Partner

                                    By:      ____________________________
                                             Jo Ellen Buehler, as General
                                             Partner







UNI60_1.DOC

                                    EXHIBIT A


PARCEL 1

Lot 26, Block 14, Suburban Land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follows:

     Beginning at a point in the north line of King Avenue; said point being a common corner of Lots 26 and 27 ; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 25; thence northwardly along the line dividing Lots 25 and 26 a distance of 150.0 feet to the south line of an alley; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 27; thence southwardly along the line dividing Lots 26 and 27 a distance of 150.0 feet to th point of beginning.

PARCEL 2

Lot 9, Block 17, Suburban land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87 and being more particularly described as follows:

     Beginning at a pint in the south line of King Avenue, said point being a common corner of Lots 9 and 10; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 8; thence southwardly along the line dividing Lots 8 and 9 a distance of 150.0 feet to the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of 9 to 10; thence northwardly along the line dividing Lots 9 and 10 a distance of 150.0 feet to the point of beginning.



PARCEL 3

Lot 8, Block 17, Suburban Land Company's Subdivision, as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follow:

     Beginning at a point in the south line of King Avenue, said point being a common corner of Lots 7 and 8; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 7; thence southwardly along the line dividing Lots 7 and 8 a distance of 150.0 feet to the south line of an alley; thence westwardly along said south line a distance of 50.0 feet to the southeast corner of Lot 9; thence northwardly along the line dividing Lots 8 and 9 a distance of 150.0 feet to the point o beginning.

PARCEL 4

Lot 7, Block 17, Suburban Land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follows:

Beginning at a point in the south line of King Avenue, said point being a common corner of Lots 7 and 8; thence eastwardly along said south line a distance of
50.0 feet to the west line of an alley; thence southwardly along said west line a distance of 150.0 feet to the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 8; thence northwardly along the line dividing Lots 7 and 8 a distance of 150.0 feet to the point of beginning.

PARCEL 5

Lot 11, Block 19, Suburban Land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follows;

Beginning at a point in the south line of King Avenue, said point being a common corner of Lots 11 and 12; thence eastwardly along said south line a distance of
50.0 feet to the northwest corner of Lot 10; thence southwardly along the line dividing Lots 10 and 11 a distance of 150.0 feet to the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 12; thence northwardly along the line dividing Lots 11 and 12 a distance of 150.0 feet to th point of beginning.

PARCEL 6

Lot 27, Block 19, Suburban Land Company's Subdivision as recorded in Shelby County Register's Office, Plat book 7 Page 87, and being more particularly described as follows:

     Beginning at a point in the north line of Hazelwood Avenue, said point being a common corner of Lots 27 and 28; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 26; thence northwardly along the line dividing Lots 26a an 27 a distance of 150.0 feet to the south line of an alley; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 28; thence southwardly along the line dividing Lots 27 and 28 a distance of 150.0 feet to the point of beginning.

PARCEL 7

Lot 3, Block 11 of the South Memphis Land Company's West Side Subdivision, unrecorded, Memphis, Shelby County, and being more particularly described as follows:

Beginning at a pint in the south line of East Gage Avenue, said pint 100.0 feet east of the east line of Shelby Street; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 4; thence southwardly along the line dividing Lots 3 and 4 a distance of 150.0 feet to the north line a distance of 50.0 feet to the southeast corner of Lot 2; thence northwardly along the line dividing Lots 2 and 3 a distance of 150.0 feet to the point of beginning.

PARCEL 8

Lot  20,  Block  11,  South  Memphis  Land  company's  West  Side   Subdivision,
unrecorded, Memphis, Shelby county, and being more particularly described as follow:

Beginning at a point in the north line of East Mallory Avenue,  said point being
300.0 feet east of the east line of Shelby Street; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 21; thence northwardly along the line dividing lots 20 and 21 a distance of 150.0 feet to the south line of an alley; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of lot 19; thence northwardly along the line dividing Lots 19 and 20 a distanc of 150.0 feet to the point of beginning.

PARCEL 9

Lot 16, Block 3, South Memphis Land Company's Subdivision, unrecorded, Memphis, Shelby County, and being more particularly described as follows:

     Beginning at point in the north line of East Bodley Avenue, said point being 100.0 feet of the east line of Shelby street; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 17; thence northwardly along the line dividing alley; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of Lot 15; thence southwardly along the line dividing lots 15 and 16 a distance of 150.0 feet to the point of beginning.

PARCEL 10

Lot 21, Block 21, South Memphis Land Company's New South Memphis Subdivision, in Shelby County, Tennessee and being more particularly described as follows:

Beginning  at a point in the north line of West Davant  Avenue,  said pint being
150.0 feet eastwardly from the east line of Kentucky Street; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 20; thence northwardly along the line dividing lots 20 and 21 a distance of 150.0 feet to a point; thence westwardly a distance of 50.0 feet to the northeast corner of Lot 22; thence southwardly along the line dividing Lots 22 and 21 a distance of 150.0 feet to the point of beginning.

PARCEL 11

Lot 2, Block 7, South Memphis Land Company's West Side Subdivision, unrecorded, in Shelby County, Tennessee and being more particularly described as follows:

Beginning at a point in the south line of East Mallory Avenue,  said point being
50.0 feet eastwardly from the east line of South Main Street; thence eastwardly along said south line a distance of 50.0 feet to a point in Lot 3, thence southwardly along the line dividing Lots 2 and 3 a distance of 139.50 feet to point in the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 1; thence northwardly along the line dividing Lots 1 and 2 a distance of 139.50 feet to the point of beginning.

PARCEL 12

Lots 602 and 603, E.E.  Meacham's  Areadian  Hills  Subdivision,  as recorded in
Shelby  County  Register's  office,   Plat  book  2,  Page  98  and  being  more
particularly described as follows:

Beginning at a point in the east line of Swift Street, said point being a common corner of Lots 601 and 602; thence southwardly along said east line a distance of 50.0 feet to the northwest corner of Lot 604; thence eastwardly along the line dividing lots 604 and 603 a distance of 108.0 feet to the southwest corner of Lot 703; thence northwardly along the line dividing lots 703 and 702 from Lots 603 and 602 a distance of 50.0 feet to the southeast corner of Lot 601; thence westwardly along the line dividing Lots 601 and 602 a distance of 108.0 feet to the point of beginning.

PARCEL 13

Lot 11, Block 5, Spion Knopp Subdivision as recorded in Shelby County Register's Office, Plat book 5, Page 84, and being more particularly described as follows:

Beginning at point in the south line of Vaal Avenue, said point being a common corner of Lots 11 and 12; thence eastwardly along said south line a distance of
50.0 feet to the northwest corner of Lot 10; thence southwardly along the line dividing Lots 10 and 11 a distance of 100.0 feet to the northeast corner of Lot 16; thence westwardly along the line dividing Lots 16 and 11 a distance of 50.0 feet to the southeast corner of Lot 12; thence northwardly along the line dividing Lots 11 and 12 a distance of 100.0 feet to the point of beginning.

PARCEL 14

Lot 60, 61, 62 and part of Lot 63, Block 5, E.E. Meachams, South Ft. Pickering Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 61 and being more particularly described as follows:

Beginning at point in the north line of Ingle Avenue, said point being a common corner of Lots 59 and 60; thence westwardly along said north line a distance of
50.0 feet to a point; thence northwardly parallel with the line dividing Lots 62 and 63 a distance of 100.0 feet to a point in the south line of an alley; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 59; thence southwardly along the line dividing Lots 59 and 60 a distance of 100.0 feet to the point of beginning.

PARCEL 15

Lots 30, 31, 32, 33, 34 and 35, Block 6 in South Fort Pickering Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 61 and being more particularly described as follows:

Beginning at a point in the south line of West Dison Avenue, said point being a common corner of Lots 35 and 36; thence eastwardly along said south line a distance of 90.0 feet to the northwest corner of Lot 29; thence southwardly along the line dividing Lots 29 and 30 a distance of 100.0 feet to a point in the north line of and alley; thence westwardly along said north line a distance of 90.0 feet to the southeast corner of Lot 36; thence northwardly along the line dividing Lots 35 and 36 a distance of 100.0 feet to the point of beginning.

PARCEL 16

Lot 56, Castex Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 40 and being more particularly described as follows:

Beginning at a point in the north line of West Waldorf Avenue, said point being a common corner of Lots 56 and 57; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 55; thence northwardly along the line dividing Lots 55 and 56 a distance of 150.0 feet to a point in the south line of an alley; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of Lot 57; thence southwardly alon the line dividing lots 56 and 57 a distance of 150.0 feet to the point of beginning.

PARCEL 17

Lots 73, 74, 75, and 76, Block 11, South Fort Pickering Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 61 and being more particularly described as follows:

Beginning at a point in the north line of Silver Age Avenue, said point being a common corner of lots 76 and 77; thence eastwardly along said north line a distance of 60.0 feet to a corner of Lot 72; thence northwardly along the line dividing Lots 72 and 73 a distance of 100.0 feet to a point in the south line of an alley; thence westwardly along said south line a distance of 60.0 feet to the northeast corner of lot 77; thence southwardly along the line dividing Lots 77 and 76 a distance of 100.0 feet to point the point of beginning.

PARCEL 18

Lot 18 and part of Lot 17, C.E. Barbour Subdivision "D" of Lot 10, Latham and Stewart Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 86 and being more particularly described as follows:

Beginning at a point in the west line of Glenn Street, said point being a common corner of Lots 18 and 19; thence northwardly along said west line a distance of
70.5 feet to a point; thence westwardly a distance of 134.0 feet to a point in the east line of Vine Street; thence southwardly along said east line a distance of 70.5 feet to a point; thence eastwardly a distance of 134.0 feet to the point of beginning.

PARCEL 19

Part of Lot 76, John Trigg Subdivision as recorded in Shelby County Register's Office, Plat book 1, Page 112, and being more particularly described as follows:

Beginning at a point in the west line of South Orleans Street,  said point being
200.0 feet northwardly from the north line of Trigg Avenue; thence northwardly along said west line a distance of 50.0 feet to a point; thence westwardly a distance of 144.0 feet to a point in the west boundary line of the subdivision; thence southwardly along said west line a distance of 50.0 feet to a point; thence eastwardly a distance of 144.0 feet to the point of beginning.

PARCEL 20

Lots 18 and 19 in Barbour Subdivision in Shelby County Tennessee and being more particularly described as follows:

Beginning at a point in the west line of Barbour Street, said point being 210.0 feet northwardly from the north line of East Olive Avenue; thence northwardly along said west line a distance of 60.0 feet to the southeast corner of Lot 20; thence westwardly along the line dividing Lots 19 and 20 a distance of 150.0 feet to a point in the east line of an alley; thence southwardly along said east line a distance of 60.0 feet to the northwest corner of Lot 17; thence eastwardly along the line dividing Lots 17 and 18 a distance of 150.0 feet to the point of beginning.

PARCEL 21

The east 40 feet of the north 134 feet of Lot 70, John Trigg Subdivision as recorded in Shelby County Register's Office, Plat book 1, Page 112 and being more particularly described as follows:

Beginning  at a point in the south line of  Cambridge  Avenue,  said point being
166.0 feet westwardly from the west line of Lauderdale; thence westwardly along said south line a distance of 40.0 feet to a point; thence southwardly a distance of 134.0 feet to a point in the north line of an alley; thence eastwardly along said north line a distance of 40.0 feet to a point; thence northwardly a distance of 134.0 feet to the point of beginning.

PARCEL 22

Part of Lot 70, John Trigg Subdivision as recorded in Shelby County Register's office, Plat book 1, Page 112 and being more particularly described as follows:

Beginning  at a point in the south line of  Cambridge  Avenue,  said point being
206.0 feet westwardly from the west line of Lauderdale thence westwardly along said south line a distance of 40.0 feet to a point; thence southwardly a distance of 134.0 feet to a point in the north line of an alley; thence eastwardly along said north line distance of 40.0 feet to a point; thence northwardly a distance of 134.0 feet to the point of beginning.

PARCEL 23

     Lots 353, 354, and 355, First Addition to South Parkway Place Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 50 and being more particularly described as follows:

     Beginning at a point in the west line of Michigan Street, said point being a common corner of Lots 352 and 353; thence southwardly along said west line a distance of 60.0 feet to the northeast corner of Lot 356; thence westwardly along the line dividing Lots 356 and 355 a distance of 115.0 feet to the southeast corner of Lot 406; thence northwardly along the east line of Lots 406, 407 and 408 a distance of 60.0 feet to the southwest corner of Lot 352; thence eastwardly along the line dividing Lots 352 and 353 a distance of 115.0 feet to the point of beginning.

PARCEL 24

Lot 21, S.L. Moore's La Rose Place Subdivision as recorded in Shelby County Register's Office, Plat book 5, Page 53 and being more particularly described as follows:

     Beginning at a point in the west line of Driver Street, said point being a common corner of Lots 21 and 22 ; thence northwardly along said west line a distance of 41.0 feet to the southeast corner of Lot 20; thence westwardly along the south line of Lots 20, 19 and 18 a distance of 107.5 feet to a point in Lot 14; thence southwardly along the line dividing Lots 14 and 21 a distance of 41.0 feet to the northwest corner of Lot 22; thence eastwardly along the line dividing Lots 21 and 22; a distance of 107. feet to the point of beginning.

PARCEL 25

Lot 13, Block 2, Washington Heights Subdivision as recorded in Shelby county Register's Office, Plat book 3, Page 20 and 48 and being more particularly described as follows:

Beginning at a point in the north line of Edith Avenue, said point being a common corner of Lots 12 and 13; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 14; thence northwardly along the line dividing Lots 13 and 14 a distance of 200.0 feet to a point in the south line of and alley; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of Lot 12; thence southwardly along the line dividing Lots 12 and 13 a distance of 200.0 feet to the point of beginning.

PARCEL 26

Lot 32, Block 3 in Washington Heights Subdivision as recorded in Shelby County Register's Office, Plat book 3, Pages 20 and 48 and being more particularly described as follows:

Beginning at a point in the south line of Edith Avenue, said point being a common corner of Lots 32 and 33; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 31; thence southwardly along the line dividing Lots 31 and 32; thence southwardly along the line dividing Lots 31 and 32 a distance of 190.0 feet to a point in the north line an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 33; thence northwardly along the line dividing Lots 32 and 33 a distance of 190.0 feet to the point of beginning.

PARCEL 27

Lot 30, Block 3 in Washington Heights Subdivision as recorded in Shelby County Register's Office, Plat book 3, Pages 20 and 48 and being more particularly described as follows:

     Beginning at a point in the south line of Edith Avenue, said point being a common corner of Lots 30 and 31; thence eastwardly along said south line distance of 50.0 feet to the northwest corner of Lot 29; thence southwardly along the line dividing Lots 29 and 30 a distance of 190.0 feet to a point in the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 31; thence northwardly along the line dividing Lots 31 and 30 a distance of 190.0 feet to the point of beginning.

PARCEL 29

Lot 36, Washington Heights Subdivision as recorded in Shelby County Register's Office, Plat book 3, Pages 20 and 48 and being more particularly described as follows:

     Beginning at a point in the south line of Walker Avenue, said point being a common corner of Lots 34 and 35; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 36; thence southwardly along the line dividing Lots 35 and 36; thence southwardly along the line dividing Lots 35 and 36 a distance of 140.0 feet to a point in the north line of an alley; thence westwardly along said north line a distance of 50.0 feet to the southeast corner of Lot 34; thence northwardly along the line dividing Lots 34 and 35 a distance of 140.0 feet to the point of beginning.

PARCEL 29

Part of Lot 31, A.S. Brown Subdivision, unrecorded in Shelby County Tennessee and being more particularly described as follows:

     Beginning at a point of intersection with the east line of So. Orleans Street and the north line of the first alley north of Edith Street; thence northwardly along said east line a distance of 63.33 feet to the southwest corner of Lot 30; thence eastwardly along the line dividing Lots 30 and 31 a distance of 63.33 feet to a point in the north line of said alley; thence westwardly along said north line a distance of 150.0 fee to the point of beginning.

PARCEL 30

Lot 10, Block 2 Washington Heights Subdivision as recorded in Shelby County Register's Office, Plat book 3, Pages 20 and 48 and being more particularly described as follows:

     Beginning at a point in the north line of Edith Avenue, said point being a common corner of Lots 9 and 10; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 11; thence northwardly along the line dividing Lots 10 and 11 a distance of 200.0 feet to a point in the south line of a alley; thence westwardly along said south line of distance of 50.0 feet to the northeast corner of Lot 9; thence southwardly along the line dividing Lots 9 and 10 a distance of 200.0 feet to the point of beginning.

PARCEL 31

     Lots 41 and 42, Block 13 in East End Place Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 8 and being more particularly described as follows:

     Beginning at a point in the west line of Marianna Street, said point being a common corner of Lots 40 and 41; thence southwardly along said west line a distance of 40.0 feet to the northeast corner of Lot 43; thence westwardly along the line dividing Lots 42 and 43 a distance of 100.0 feet to the southeast corner of Lot 8; thence northwardly along the east line of Lots 7 and 8 a distance of 40.0 feet to the southwest corner of Lot 40; thence eastwardly along the line dividing Lots 40 and 41 a distance of 100.0 feet to the point of beginning.

PARCEL  32

Lots 24 and 25, Block 13 in East End Place Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 8 and being more particularly described as follows:

Beginning at a point in the east line of Buntyn Street, said point being a common corner of Lots 25 and 26: thence northwardly along said east line a distance of 40.0 feet to the southwest corner of Lot 23; thence eastwardly along the line dividing Lots 23 and 24 a distance of 100.0 feet to the northwest corner of Lot 58; thence southwardly along the line dividing Lots 58 and 59 from Lot 24 and 25 a distance of 40.0 feet to the northeast corner of Lot 26; thence westwardly along the line dividing Lots 25 and 26 a distance of 100.0 feet to the point of beginning.

PARCEL 33

Lot 145, Montgomery Park Place Subdivision as recorded in Shelby County Register's Office, Plat book 6, Page 52 and being more particularly described as follow:

Beginning at a point in the west line of Hamilton Street, said point being a common corner of Lots 144 and 145; thence northwardly along said west line a distance of 40.0 feet to the southeast corner of Lot 146; thence westwardly along the line dividing Lots 146 and 145 a distance of 100.0 feet to a point in the eat line of an alley' thence southwardly along said east line a distance of
40.0 feet to the northwest corner of Lot 144; thence eastwardly along the line dividing Lots 144 and 145 a distance of 100.0 feet to the point of beginning.

PARCEL 34

Lot 167, Montgomery Park Place Subdivision as recorded in Shelby County Register's Office, Plat book 6, Page 52 and being more particularly described as follows:

Beginning at a point in the east line of Hamilton Street, said point being a common corner of Lots 166 and 167; thence southwardly along said east line a distance of 40.0 feet to a point in Lot 168; thence eastwardly along the line dividing Lots 168 and 167 a distance of 100.0 feet to a point in the west line of an alley; thence northwardly along the said west line a distance of 40.0 feet to the southeast corner of Lot 166; thence westwardly along the line dividing Lots 166 and 167 a distance of 100.0 feet to the point of beginning.

PARCEL  35

Lot 11, East Fairgrounds Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 85 and being more particularly described as follows:

Beginning at a point in the south line of Spottswood Avenue, said point being a common corner of Lots 10 and 11; thence eastwardly along said south line a distance of 40.0 feet to the northwest corner of Lot 12; thence southwardly along the line dividing Lots 11 and 12 a distance of 120.0 feet to a point in Lot 13; thence westwardly along the line dividing Lots 11 and 13 a distance of
40.0 feet to the southeast corner of Lot 10; thence northwardly along the line dividing Lots 10 and 11 a distance of 120. feet to the point of beginning.

PARCEL 36

Lots 116 and 117, in E.E.  Meecham's  Orange  Mound  Subdivision  as recorded in
Shelby  County  Register's  Office,   Plat  book  2,  Page  99  and  being  more
particularly described as follows:

Beginning at a point in the south line of Saratoga Street, said point being a common corner of Lots 115 and 116; thence eastwardly along said south line a distance of 50.0 feet to the northwest corner of Lot 118; thence southwardly along the line dividing Lots 117 and 118 a distance of 104.0 feet to the northeast corner of Lot 17; thence westwardly along the north line of Lots 17 and 16 a distance of 50.0 feet to the southeast corner of Lot 115; thence northwardly along the line dividing Lots 115 and 116 distance of 104.0 feet to the point of beginning.

PARCEL 37

Lot 42, Jackson Avenue Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 121 and being more particularly described as follow:

Beginning at a point in the west line of Bingham Street, said point being a common corner of Lots 43 and 42; thence southwardly along said west line a distance of 40.0 feet to the northeast corner of Lot 41; thence westwardly along the line dividing Lots 41 and 42 a distance of 120.0 feet to a point; thence northwardly a distance of 40.0 feet to the southwest corner of Lot 43; thence eastwardly along the line dividing Lots 43 and 42 a distance of 120.0 feet to the point of beginning.

PARCEL 38

Lot 40, Jackson Avenue Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 121 and being more particularly described as follow:

Beginning at a point in the west line of Bingham Street, said point being a common corner of Lots 40 and 41; thence southwardly along said west line a distance of 40.0 feet to the northeast corner of Lot 39; thence westwardly along the line dividing Lots 39 and 40 a distance of 120.0 feet to a point; thence northwardly a distance of 40.0 feet to the southwest corner of Lot 41; thence eastwardly along the line dividing Lots 40 and 41 a distance of 120.0 feet to the point of beginning.

PARCEL 39

Lot 50, Boots and Turner Springdale Park Subdivision as recorded in Shelby County Register's Office, Plat book 9, Page 34 and being more particularly described as follow:

Beginning at a point in the north line of Bingham Street, said point being a common corner of Lots 50 and 51; thence eastwardly along said north line a distance of 40.0 feet to the southwest corner of Lot 49; thence northwardly along the line dividing Lots 49 and 50 a distance of 105.0 feet to the southeast corner of Lot 35; thence westwardly along the line dividing Lots 35 and 50 a distance of 40.0 feet to the northeast corner of Lot 51; thence southwardly along the line dividing Lots 50 and 51 a distance of 105.0 feet to the point of beginning.

PARCEL 40

Lot 49, Boots and Turner Springdale Park Subdivision as recorded in Shelby County Register's Office, Plat book 9, Page 34 and being more particularly described as follow:

Beginning at a point in the north line of Bingham Street, said point being a common corner of Lots 49 and 50; thence eastwardly along said north line a distance of 40.0 feet to the southwest corner of Lot 49; thence northwardly along the line dividing Lots 49 and 49 a distance of 105.0 feet to the southeast corner of Lot 35; thence westwardly along the line dividing Lots 35 and 49 a distance of 40.0 feet to the northeast corner of Lot 50; thence southwardly along the line dividing Lots 49 and 50 a distance of 105.0 feet to the point of beginning.

PARCEL 41

Lot 61, Boots and Turner Springdale Park Subdivision as recorded in Shelby County Register's Office, Plat book 9, Page 34 and being more particularly described as follow:

Beginning at a point in the north line of Brown Avenue, said point being a common corner of Lots 61 and 61 and 62; thence eastwardly along said north line a distance of 40.0 feet to the southwest corner of Lot 60; thence northwardly along the line dividing Lots 60 and 61 a distance of 105.0 feet to the southeast corner of Lot 24; thence westwardly along the line dividing Lots 24 and 61 a distance of 40.0 feet to the northeast corner of Lot 62; thence southwardly along the line dividing Lots 61 and 62 a distance of 105.0 feet to the point of beginning.

PARCEL 42

Lot 21, Section L in East Hyde Park Subdivision as recorded in Shelby County Register's Office, Plat book 8, Page 113 and being more particularly described as follows:

Beginning at a point in the south line of Vanndale Avenue, said point being a common corner of Lots 20 and 21; thence eastwardly along said south line a distance of 40.0 feet to the northwest corner of Lot 22; thence southwardly along the line dividing Lots 21 and 22 a distance of 110.0 feet to a point in the south boundary line of the subdivision; thence westwardly along said south line a distance of 40.0 feet to the southeast corner of Lot 20; thence northwardly along the line dividing Lots 20 and 21 a distance of 110.0 feet to the point of beginning.

PARCEL 43

Lot 32, Section B in Hyde Park Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 62 and being more particularly described as follows:

Beginning at a point in the south line of Shannon Avenue, said point being a common corner of Lots 31 and 32; thence eastwardly along said south line a distance of 40.0 feet to the northwest corner of Lot 33; thence southwardly along the line dividing Lots 32 and 33 a distance of 120.0 feet to the northeast corner of Lot 49; thence westwardly along the line dividing Lots 32 and 49 a distance of 40.0 feet to the southeast corner of lot 31; thence northwardly along the line dividing Lots 31 and 32 a distance of 120.0 feet to the point of beginning.

PARCEL 44

Lots 1 and 2 of R.A. Cleave New Chicago Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 46 and being more particularly described as follows:

     Beginning at a point in the east line of North Bellvue Street, said point being a common corner of Lots 2 and 3; thence northwardly along said east line a distance of 50.0 feet to a point in the north boundary line of the subdivision; thence eastwardly along said north line a distance of 100.0 feet to a point in Lot 5; thence southwardly along the line dividing Lot 5 from Lots 1 and 2 a distance of 50.0 feet to the northeast corner of Lot 3; thence westwardly along the line dividing Lots 2 and 3 a distance of 100.0 feet to the point of beginning.

PARCEL 45

     Lots 61, 62 and 63, Block D, Meachams Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 101 and being more particularly described as follows:

     Beginning at a point in the north line of Bammel Street, said point being a common corner of Lots 60 and 61; thence eastwardly along said north line a distance of 75.0 feet to the southwest corner of Lot 64; thence northwardly along the line dividing Lots 63 and 64 a distance of 106.0 feet to a point in the south line of an alley; thence westwardly along said south line a distance of 75.0 feet to the northeast corner of Lot 60 and 61 a distance of 106.0 feet to the point of beginning.


PARCEL 46

Lot 5, W.R. Morehead unrecorded Subdivision of Lot 2 of the J.W. Morehead Heirs Partition Subdivision in Shelby County, Tennessee and being more particularly described as follows:

Beginning at a point in the west line of Decatur Street, said point being a common corner of Lots 5 and 6; thence southwardly along said west line a distance of 50.0 feet to the northeast corner of Lot 4; thence westwardly along the line dividing Lots 4 and 5 a distance of 155.5 feet to a point in the west boundary line of the subdivision; thence northwardly along said west line a distance of 50.0 feet to the southwest corner of Lot 6; thence eastwardly along the line dividing Lots 5 and 6 a distance of 155.5 feet to the point of beginning.

PARCEL 47

Lots 29, 30 and 31 of R.A. Cleave New Chicago Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 46 and being more particularly described as follows:

Beginning at a point in the south line of Chicago Avenue, said point being a common corner of Lots 28 and 29; thence eastwardly along said south line a distance of 75.0 feet to the northwest corner of Lot 32; thence southwardly along the line dividing Lots 31 and 32 a distance of 111.0 feet to the northeast corner of Lot 45; thence westwardly along the north line of Lots 45, 44 and 43 a distance of 75.0 feet to he southeast corner of Lot 28; thence northwardly along the line dividing Lots 28 and 29 a distance of 111.0 feet to the point of beginning.

PARCEL 48

Lots 46 and 47, R.A. Cleave New Chicago Subdivision as recorded in Shelby County Register's Office, Plat book 4, Page 46 and being more particularly described as follows:

Beginning at a point in the north lien of Bammel Street, said point being a common corner of Lots 45 and 46; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 48; thence northwardly along the line dividing Lots 47 and 48 a distance of 110.0 feet to a point in the south boundary line of the subdivision; thence westwardly along said south line a distance of 50.0 feet to the northeast corner of Lot 45; thence southwardly along the line dividing Lots 45 and 46 a distance of 110.0 feet to the point of beginning.

PARCEL 49

Lots 8, 9, 10 and the north 10 feet of Lot 11, Block 8, Gilchrist's Olympic Park Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 122 and being more particularly described as follows:

Beginning at a point in the east line of Claybrook Street, said point being a common corner of Lots 7 and 8; thence southwardly along said east line a distance of 55.0 feet to a point; thence eastwardly a distance of 100.0 feet to a point in Lot 61; thence northwardly along the west line of Lots 61, 60, 59 and 58 a distance of 55.0 feet to the southeast corner of Lot 7; thence westwardly along the line dividing Lots 7 and 8 a distance of 100.0 feet to the point of beginning.

PARCEL 50

Lots 78, 79, and 80, Block C in North  Olympic Park  Subdivision  as recorded in
Shelby  County  Register's  Office,   Plat  book  3,  Page  74  and  being  more
particularly described as follows:

     Beginning at a point in the west line of Mansfield Street, said point being a common corner of Lots 77 and 78; thence southwardly along said west line a distance of 45.0 feet to the northeast corner of Lot 81; thence westwardly along the line dividing Lots 81 and 80 a distance of 100.0 feet to the southeast corner of Lot 36; thence northwardly along the east line of Lots 36, 35, and 34 a distance of 45.0 feet to the southwest corner of Lot 77; thence eastwardly along the line dividing lots 77 and 78 a distance of 10.0 feet to the point of beginning.

PARCEL 51

Lots 58, 59, 60, 61, 62 and 63, Block A, E.E. Meacham's North Olympic Park Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 74 and being more particularly described as follows:

Beginning at a point in the west line of Speed Street, said point being a common corner of Lots 63 and 64; thence northwardly along said west line a distance of
90.0 feet to the southeast corner of Lot 13; thence westwardly along the south line of Lots 13, 12, 11, 10, 9, 8 and 7 a distance of 100.0 feet to a point; thence southwardly a distance of 90.0 feet to the northwest corner of Lot 64; thence eastwardly along the line dividing Lots 63 and 64 a distance of 100.0 feet to the point of beginning.

PARCEL 52

     Lots 21, 22 and 23, Block 1 in Olympic Park Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 122 and being more particularly described as follows:

     Beginning at a point in the east line of Montgomery Street, said point being a common corner of Lots 20 and 21; thence southwardly along said east line a distance of 45.0 feet to the northwest corner of Lot 24; thence eastwardly along the line dividing Lots 23 and 24 a distance of 100.0 feet to the southwest corner of Lot 67; thence northwardly along the line dividing Lots 67 and 66 and 65 from Lots 21, 22, and 23 a distance of 45.0 feet to the southeast corner of Lot 20; thence westwardly along the line dividing Lots 20 and 21 a distance of
100.0 feet to the point of beginning.


PARCEL 53

Lots 9, 10, and 11, Block 6, Demarchville Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 72 and being more particularly described as follows:

Beginning at a point in the south line of Keel Avenue, said point being a common corner of Lots 11 and 12; thence westwardly along said south line a distance of
50.0 feet to a point; thence southwardly a distance of 120.0 feet to a point in the north line of an alley; thence eastwardly along said north line a distance of 50.0 feet to the southwest corner of Lot 12; thence northwardly along the line dividing Lots 11 and 12 a distance of 120.0 feet to the point of beginning.

PARCEL 54

Lot 17, Block 4 in Leath and Jones Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 30 and being more particularly described as follows:

     Beginning at a point in the west line of Leath Street, said point being a common corner of Lots 17 and 18; thence southwardly along said west line a distance of 50.0 feet to the northeast corner of Lot 16; thence westwardly along the line dividing Lots 16 and 17 a distance of 150.0 feet to a point in the east line of an alley; thence northwardly along said east line a distance of 50.0 feet to the southwest corner of Lot 18; thence eastwardly along the line dividing Lots 18 and 17 a distance of 150.0 feet to the point of beginning.

PARCEL 55

Lot 33, Bickford's Cedar Avenue Subdivision of a part of Lots 24 and 26 of the Weekly Tract in Shelby County, Tennessee and being more particularly described as follows:

Beginning at a point in the north lien of Cedar Street, said point being 40.0 feet eastwardly from the east line of Sixth Street; thence eastwardly along said north line a distance of 40.0 feet to the southwest corner of Lot 34; thence northwardly along the line dividing Lots 34 and 33 a distance of 140.0 feet to a point in the north boundary line of the subdivision; thence westwardly along said north line a distance of 40.0 feet to the northwest corner of Lot 32; thence southwardly along the line dividin Lots 32 and 33 a distance of 140.0 feet to the point of beginning.

PARCEL 56

The west 30 feet of Lot 3 and the east 25 feet of Lot 4 of the Caldwell Place Subdivision as recorded in Shelby County Register's Office, Plat book 3, Page 100 and being more particularly described as follows:

Beginning at a point in the northwest line of Caldwell Avenue,  said point being
188.0 feet westwardly from the west line of Seventh Street; thence westwardly along said north line a distance of 55.0 feet to a point; thence northwestwardly a distance of 140.0 feet to a point in the south line of an alley; thence eastwardly along said south line a distance of 55.0 feet to a point; thence southeastwardly a distance of 140.0 feet to the point of beginning.

PARCEL 57

     The east 100 feet of Lot 11, Block 6, Leath and Jones Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 30 and being more particularly described as follows:

     Beginning at a point of intersection with the west line of Dunlap Street and the north line of Orphanage Avenue; thence northwardly along said west line a distance of 50.0 feet to the southeast corner of Lot 12; thence westwardly along the line dividing Lots 11 and 12 a distance of 100.0 feet to a point; thence southwardly a distance of 50.0 feet to a point in the north line of Orphanage Avenue; thence eastwardly along said north line a distance of 100.0 feet to the point of beginning.

PARCEL 58

Lot 16, Block 4, Leath and Jones Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 30 and being more particularly described as follows:


     Beginning at a point in the west line of North Dunlap Street, said point being a common corner of Lots 15 and 16; thence northwardly along said west line a distance of 50.0 feet to a point; thence westwardly along the south line of Orphanage Avenue a distance of 150.0 feet to a point in the east line of an alley; thence southwardly along said east line a distance of 50.0 feet to the northwest corner of Lot 15; thence eastwardly along the line dividing Lots 15 and 16 a distance of 150.0 feet to the point of beginning.


PARCEL 59

Lot 16, Block 1, Leath and Jones Subdivision as recorded in Shelby County Register's Office, Plat book 2, Page 30 and being more particularly described as follows:

     Beginning at a point in the east line of North Manassas Street, said point being a common corner of Lots 7 and 8; thence northwardly along said east line a distance of 50.0 feet to the southwest corner of Lot 6; thence eastwardly along the line dividing Lots 6 and 7 a distance of 150.0 feet to point in the west line of an alley; thence southwardly along said west line a distance of 50.0 feet to the northeast corner of Lot 8; thence westwardly along the line dividing Lots 7 and 8 a distance of 150.0 fee to the point of beginning.

PARCEL 60

Lots 1 and 2, Chelsea Gardens Subdivision as recorded in Shelby County Register's Office, Plat book 7, Page 119, and being more particularly described as follows:

Beginning at a point in the east line of North Dunlap Street, said point being a common corner of Lots 2 and 3; thence southwardly along said east line a distance of 70.0 feet to a point in the south boundary line of the subdivision; thence eastwardly along said south a distance of 209.0 feet to a point in the east boundary line of the subdivision; thence northwardly along said east line a distance of 70.0 feet to the southeast corner of Lot 3; thence westwardly along the line dividing Lots 2 and 3 a distance of 209.0 feet to the point of beginning.

                               GUARANTY AGREEMENT


         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the agreement of United Development Corporation (the "Developer") to permit deferral of the Developer Fee pursuant to the Development Fee Agreement due from United Development Co., L.P.- 97.0 a Tennessee limited partnership ("Debtor") to the Developer, the undersigned Guarantor(s), hereby unconditionally guaranty the full and prompt payment when due, whether by acceleration or otherwise of tha certain Developer Fee from Debtor to the Developer, evidenced by the Development Fee Agreement dated the even date herewith, and incorporated herein by this reference. The foregoing described debt is referred to hereinafter as the "Liabilities" or "Liability."

     The undersigned further agree to pay all expenses paid or incurred by the Developer in endeavoring to collect the Liabilities, or any part thereof, and in enforcing the Liabilities or this Guaranty Agreement (including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law). The undersigned hereby represent and warrant that the extension of credit or other financial accommodations by the Developer to Debtor will be to the interest and advantage of the undersigned, and acknowledge that this Guaranty Agreement is a substantial inducement to the Developer to extend credit to Debtor and that the Developer would not otherwise extend credit to Debtor.

         The Developer may, from time to time, without notice to or consent of the undersigned, (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for any period (whether or not longer than the original period) or alter any of the Liabilities, (d) release or compromise any Liability of the undersigned hereunder or any Liability of any other party or parties primarily or secondarily liable on any of the Liabilities, (e) release, compromise or subordinate its title or security interest, or any part thereof, if any, in all or any property now or hereafter securing any of the Liabilities or any obligation hereunder, and permit any substitution or exchange for any such property, and (f) resort to the undersigned for payment of any of the Liabilities, whether or not the Developer shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have preceded against any other party primarily or secondarily liable on any of the Liabilities.

         The undersigned hereby expressly waive: (a) notice of the existence or creation of all or any of the Liabilities, (b) notice of any amendment or modification of any of the instruments or documents evidencing or securing the Liabilities, (c) presentment, demand, notice of dishonor and protest, (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for any of the foregoing, and (e) the right to require the Developer to proceed against Debtor on any of the Liabilities.

         In the event any payment of Debtor to the Developer is held to constitute a preference under the bankruptcy laws, or if for any other reason the Developer is required to refund such payment or pay the amount thereof to any other party, such payment by Debtor to the Developer shall not constitute a release of Guarantor from any Liability hereunder, but Guarantor agrees to pay such amount to the Developer upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

     No delay or failure on the part of the Developer in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Developer of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Developer permitted hereunder shall in any way impair or affect this Guaranty Agreement. For the purpose of this Guaranty Agreement, the Liabilities of Debtor to the Developer are guaranteed notwithstanding any right or power of Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.

         Payment by the Guarantor under this Guaranty Agreement shall be recorded as a capital contribution payment from the Guarantor to Debtor and, subsequently, as a payment of the Development Fee from Debtor to Developer.

         This Guaranty Agreement shall be binding upon the undersigned, and upon the legal representatives, heirs, successors and assigns of the undersigned.

         This Guaranty Agreement has been made and delivered in the state of Tennessee and shall be construed and governed under Tennessee law.

         Whenever possible, each provision of the Guaranty Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty Agreement.

     Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable. In the event this Guaranty Agreement is executed by more than one guarantor, this Guaranty Agreement and the obligations hereunder are the joint and several obligation of the undersigned.

     Guarantor consents to the jurisdiction of the courts in the State of Tennessee and/or to the jurisdiction and venue of any United States District Court in the State of Tennessee having jurisdiction over any action or judicial proceeding brought to enforce, construe or interpret this Guaranty. Guarantor agrees to stipulate in any such proceeding that this Guaranty is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Tennessee even if it was, in fact, executed and delivered elsewhere.




UNI60_1.DOC

         IN WITNESS WHEREOF, the undersigned have hereunto caused this Guaranty Agreement to be executed as of _______________________, 1998.

Signed, sealed and delivered                                  GUARANTOR:
in the presence of:

----------------------------
Witness
                                                     --------------------------
____________________________                         Harold E. Buehler, Sr.
Notary Public
My Commission Expires:
                                                     Address for Guarantor:
----------------------------
                                                     2531 Broad Avenue
         (NOTARY SEAL)                               Memphis, Tennessee 38112




UNI60_1.DOC

                                OPERATING BUDGET
                                    AGREEMENT


         This Operating Budget Agreement ("Agreement") is entered into as of the date written below by and between UNITED DEVELOPMENT CO., L.P. - 97.0, a Tennessee limited Partnership ("Owner"), Harold E. Buehler, Sr. And Jo Ellen Buehler (collectively the "General Partner"), WNC Housing Tax Credit Fund VI, Series 6, a California limited Partnership ("Limited Partner") and WNC Housing, L.P., a California limited Partnership ("Special Limited Partner"). Owner, General Partner, Limited Partner and Special Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party".

                                    RECITALS

         A. Owner has acquired 60 lots of land in Memphis, Shelby County, Tennessee (the "Real Property").

     B. Owner intends to develop on the Real Property a sixty- unit low-income rental housing complex and other related improvements intended for the elderly, which is intended to qualify for federal low-income housing tax credits (the "Project").

         C. On the even date herewith a Second Amended and Restated Partnership Agreement for UNITED DEVELOPMENT CO., L.P. - 97.0 ("Partnership Agreement") was entered into by and between the General Partner, WNC Housing Tax Credit Fund VI, Series 6 as the limited partner and WNC Housing, L.P. as the special limited partner (the Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement).

     D. In determining  whether to be admitted into UNITED DEVELOPMENT CO., L.P.
- 97.0 and contribute funds to the development of the Project, the Limited Partner and Special Limited Partner performed a due diligence review. Part of the due diligence review included an analysis of the available sources of funds to develop the Project, the cost of construction, the anticipated revenues associated with the rental of the Project apartment units and the expenses required to operate the Project.

         E. The Parties recognize and acknowledge that a final operating budget involves substantial negotiations with lenders and governmental authorities.

     G. Limited Partner's and Special Limited Partner's decision to execute the Partnership Agreement is based, in part, on their acceptance of the sources of funds available to develop the Project, and the operating budget necessary to provide a positive Debt Service Coverage.

         Now Therefore, in consideration of the foregoing recitals and the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Developer agree as follows.

     1. Source of Funds. Attached hereto as Exhibit "A" and incorporated herein by this reference is the Project Source of Funds. The Source of Funds have been specified in the Partnership Agreement as the Mortgage, the Capital Contribution of the General Partner, the Capital Contribution of the Limited Partner and the Capital Contribution of the Special Limited Partner. Unless expressly permitted in the Partnership Agreement, Consent of the Special Limited Partner is required for any change to the Source of Funds.

     2. Operating Proforma. Attached hereto as Exhibit "B" and incorporated herein by this reference is the Operating Proforma. The Limited Partner and the Special Limited Partner underwrote the subject transaction at a 1.15 Debt Service Coverage. Notwithstanding, in the event the Net Operating Income does not produce a 1.15 Debt Service Coverage as determined by the Special Limited Partner then at the request of the Special Limited Partner the General Partner shall reduce and/or refinance the principal of the Mortgage to an amount the Special Limited Partner determines is adequate to produce a 1.15 Debt Service Coverage.

     4. Notices. Any notice given pursuant to this Agreement may be served personally on the Party to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a party may from time to time designate in writing:

                  To the General Partner:   Harold E. Buehler, Sr.
                                            Jo Ellen Buehler
                                            2531 Broad Avenue
                                            Memphis, Tennessee 38112

                  To the Limited Partner:   WNC Housing Tax Credit Fund VI,
                                             Series 6
                                            c/o WNC & Associates, Inc.
                                            3158 Redhill Ave., Suite 120
                                            Costa Mesa, CA   92626-3416

         To the Special
         Limited Partner:                   WNC HOUSING, L.P.
                                            3158 Redhill Ave., Suite 120
                                            Costa Mesa, CA   92626-3416

     5. Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

     6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

     7. Captions. Captions to and headings of the Sections of this Agreement are solely for the conveniences of the Parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

     8. Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         9. Governing Law. This Agreement and its application shall be governed by the laws of Tennessee.

     10. Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

         In Witness Whereof, this Operating Budget Agreement is made and entered into as of _________, 1998.

                                    GENERAL PARTNER


                                    By:     ____________________________
                                            Harold E. Buehler, Sr., as
                                            General Partner

                                    By:     ____________________________
                                            Jo Ellen Buehler, as General
                                            Partner

                                    LIMITED PARTNER

                                    WNC Housing Tax Credit Fund VI, Series 6

                                    By:     WNC & ASSOCIATES, INC.
                                            General Partner


                                            By:      _________________________
                                                     David N. Shafer,
                                                     Senior Vice President

                                    SPECIAL LIMITED PARTNER

                                    WNC HOUSING, L.P.

                                    By:     WNC & ASSOCIATES, INC.
                                            General Partner

                                            By:      __________________________
                                                     David N. Shafer,
                                                     Senior Vice President

                                    EXHIBIT A

                          TO OPERATING BUDGET AGREEMENT

                                 SOURCE OF FUNDS

                                    EXHIBIT B

                          TO OPERATING BUDGET AGREEMENT

                               OPERATING PROFORMA